IDEX SERIES FUND Semi-Annual Report
April 30, 1997



TABLE OF CONTENTS
PORTFOLIO MANAGERS'  COMMENTARY,
PORTFOLIO PERFORMANCE, STATISTICS AND
SCHEDULE OF INVESTMENTS

                                                    Commentary/   Schedule
                                                    Performance/  of
                                                    Statistics    Investments

Aggressive Growth Portfolio                          2, 3        32, 33
International Equity Portfolio                       4 - 6       34 - 36
Capital Appreciation Portfolio                       8, 9        38, 39
Global Portfolio                                     10 - 12     40 - 43
Growth Portfolio .                                   14, 15      44, 45
C.A.S.E. Portfolio.                                  16, 17      46, 47
Value Equity Portfolio                               18, 19      48, 49
Strategic Total Return Portfolio
    (formerly Equity-Income Portfolio)               20, 21      50, 51
Tactical Asset Allocation Portfolio                  22, 23      52, 53
Balanced Portfolio                                   24, 25      54 - 56
Flexible Income Portfolio                            26, 27      58, 59
Income Plus Portfolio                                28, 29      60, 61
Tax-Exempt Portfolio                                 30, 31      62

FINANCIAL STATEMENTS
Statement of Assets and Liabilities                              64
Statement of Operations                                          70
Statement of Changes in Net Assets                               72

FINANCIAL HIGHLIGHTS                                             76
NOTES TO FINANCIAL STATEMENTS                                    84
TO CONTACT US                                                    89


Fellow Shareholders:
Welcome to the next millennia...again.
We're talking, of course, about the stock market. More specifically, the Dow Jones Industrial Average. Indeed, it seems that no sooner does that venerable old keeper of the blue chips break a one-thousand point mark than it's approaching the next. You may remember (many don't) that just two years ago, the Dow was trading below the 4000 level. By the end of 1995, it had not only passed 4000, but the 5000 mark as well. Then last year it cruised easily past 6000. And this year? Well, so far in 1997, the Dow Jones Industrial Average has already reached the seventh millennium. Twice, in fact.
That's because of a stunning 694-point selloff between March 11 and April 11 that took the stock market's favorite benchmark all the way back to 6391.69-just 15 points above the level that would have marked the first 10% drop since 1990. But then, just when it looked as if the great bull market of the decade was coming to its knees, the Dow charged back to close the period at 7008.99. Whew. Actually, there was no particular news to account for the selloff. Or the abrupt recovery, for that matter. The simple fact is, we don't know exactly what drives the day-to-day market moves, nobody ever does. But this little "correction" does provide a wakeup call about the potential volatility of a market that has risen some 75% in two years-a reminder, in other words, about the meaning of short-term risk.
And if nothing else, this dose of reality should remind us all once again to make sure individual financial plans are in order-that asset allocations match objectives, time horizons, risk tolerance, and overall financial situations. This is one of those seasons where we should each be thinking a lot about these concepts and deciding just how they're tailored to us. It will mean talking with an investment professional most likely, but the answer is still an individual one.
For the investor who has realistic expectations about long-term gains, and who is prepared for the occasional nail-biting, short-term decline along the way, is less likely to panic when the market does tumble. As a result, he or she is much more likely to stick with an appropriate investment plan over the long haul. Throughout it all, a professional money manager's discipline is to be prized above all other virtues by the investor seeking to defend against volatility. And a truly balanced investment plan can only be built on the backs of managers who run on different cycles. On the following pages, the IDEX portfolio managers each discuss how they have responded to this period's changes, where they've invested their respective Portfolio's assets, and why. We encourage you to review these reports to better understand your investment and its performance. Note, too, the addition of two new Portfolios to the IDEX Series Fund-the International Equity Portfolio, co-managed by GE Investment Management Incorporated and Scottish Equitable Investment Management Limited, and the Value Equity Portfolio, managed by NWQ Investment Management Company, Inc. effective February 3, 1997. These new managers' comments will provide an insight into their approaches and individual styles of money management.
As we look forward to the rest of this year, there are good and compelling reasons to be optimistic about the financial markets. But no matter what the market does or doesn't do, at IDEX we plan to stay true to our goals and focus on long-term results. Our goal is to provide you with solid, well-managed investment products. Our commitment remains to provide you with superior service. This is attested to by IDEX Investor Services being one of only eleven fund service companies awarded the coveted DALBAR Quality Tested Service Seal for 1996, symbolizing the achievement of the highest tier of service in the mutual fund industry. We respect your personal task of financial planning and genuinely appreciate the opportunity to assist.
Sincerely yours,

/s/ John R. Kenney                 /s/ G. John Hurley
John R. Kenney                     G. John Hurley



Aggressive Growth Portfolio

While the period started and concluded with exceptionally favorable months, the four months in the middle proved extremely volatile. Investor uncertainty, which has plagued the market since July of 1996, persisted throughout the period, reaching a new level in late February and March. This uncertainty caused investors to flock to large, blue-chip type stocks noted for earnings predictability and liquidity. Consequently, the historic premium paid for quality growth stocks, which offer greater earnings growth potential with less predictability and liquidity, disappeared. This discrepancy was even more noticeable in the small-cap sector where, despite substantially higher earnings growth rates, small company stocks closed the period selling at a discount to the rest of the market.
Throughout this turbulent period, the Portfolio remained well-diversified with holdings in many different sectors. In comparing the Portfolio's composition at the beginning of the quarter to its makeup at the end of the quarter, there were consistent and significant positions in both finance and retailing. In addition, healthcare stocks, which represented 5.4% of total net assets on November 1, 1996, were scaled back to only a fraction of a percent by period end. Weightings in other sectors such as pharmaceuticals, semiconductors, and communications equipment all increased. While no individual sector performed exceptionally strong for the entire six-month period, larger companies, like Microsoft and American International Group, generally performed well for the Portfolio. In contrast, Cisco Systems, with a market cap of over $34 billion, stumbled.
Buoyed by a strong November and April, the Portfolio finished the period with a positive six-month return. But primarily because the Portfolio invests in growth stocks and has a fair degree of small-cap exposure, its performance lagged the S&P 500 Index by a significant margin. We invite you to review the Portfolio Performance page for details.
Despite this underperformance, the Aggressive Growth Portfolio seems well positioned for the future. Cash flows remained strong over the period and provided the fuel for ample buying opportunities during some short-term volatility. It is our contention that investor uncertainty should ultimately subside and that the historic premiums paid for quality growth stocks should be realized once again. Although our primary focus remains bottom up, stock-by-stock analysis, we are aware of, and encouraged by, the fact that despite low unemployment, inflation remains under control. Consequently, we feel the Federal Reserve may not deem it necessary to further raise interest rates during the rest of the year. If so, this should bode very well for the Portfolio.

/s/ David Alger
David Alger
Aggressive Growth Portfolio Manager

Top Five Industries (% of Net Assets)
Semiconductors           10.5%
Pharmaceuticals          9.4%
Computers                6.5%
Software                 6.2%
Communications           5.5%

Five Largest Holdings (% of Net Assets)
The Gillette Company          3.2%
Home Depot, Inc.              3.2%
Merck and Company, Inc.       3.2%
Eli Lilly and Company         3.0%
Morgan Stanley Group, Inc.    2.9%

A hypothetical $10,000 invested in Class A Shares at inception (12/2/94) was worth $16,505.

Note: Performance of Class B and C Shares will be less than the performance shown in this chart for Class A Shares, based on the different loads and fees paid by shareholders investing in the different classes.

Average Annual Total Returns For the Period Ended 4/30/97*

                                                             From Inception
                                     6 months    1 year Inception      Date
Class A (without sales load)            4.13%     1.93%    26.03%   12/2/94
Class A** (with sales load)           (1.57)%   (3.66)%    23.10%   12/2/94
S&P 500***                             14.65%    24.94%    29.48%   12/2/94
Class B (without sales load)            3.97%     1.56%   (1.20)%   10/1/95
Class B**(with sales load)            (1.03)%   (3.44)%   (3.72)%   10/1/95
Class C                                 3.96%     1.62%    25.63%   12/2/94

* Aggressive Growth Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
**   Aggressive Growth Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. Aggressive Growth Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
*** The Standard & Poor's 500 (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.

INVESTMENTS BY INDUSTRY GROUPING AS A PERCENTAGE OF NET ASSETS

                         4/30/97   10/31/96
Basic Materials          0.7%      1.7%
Consumer Cyclical        12.2%     16.1%
Consumer Non-Cyclical    20.3%     14.7%
Energy                   5.1%      4.1%
Financial                12.1%     11.4%
Independent              1.4%      -
Industrial               7.6%      6.2%
Technology               35.3%     41.4%
Utilities                1.2%      1.1%
Short-term               4.7%      2.9%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.




International Equity Portfolio

Our investment philosophy is to seek companies which are undervalued by the market relative to their growth potential. We analyze a company's ability to generate cash flow in an effort to establish its growth potential, then attempt to invest in companies whose long-term growth of cash earnings exceeds its price to-cash earnings ratio by at least 25%. Currently, the companies which fit this criteria best are those which effectively compete on a global basis. We find these companies typically perform well over the long term irrespective of their domicile.
The two main factors which affected global markets during the period were the ongoing strength of the dollar and the Federal Reserve's decision in early March to raise U.S. interest rates. As a result, assets continued to flow into the U.S. markets and away from the European and Asian markets. Individually, the regions and markets performed differently although a common theme was the strength of stocks which have a high exposure to dollar-based exports. The European markets were less affected by the interest rate hike, while Asia fared much less well with most economies consolidating after the recent high level of economic growth. The Japanese market fluctuated in a trading range as investors struggled with the banking crisis, a weak yen, and the poor underlying economy, although it, too, managed a rally in the second half of April. The Latin American region performed well despite the rise in U.S. interest rates.
Stocks in the global arena which contributed positively to the Portfolio's performance during the period include: Novartis, the Swiss pharmaceutical company; Suzuki Motor, the Japanese manufacturer of small cars; Alcatel Alsthom, the French electrical contractor; Polygram, the Dutch music distributor; and HSBC, the British/Hong Kong based bank with interests in Asia, UK, and America. Our geographic asset allocation is dictated by stock selection, although we take such factors as trends in currencies, strength of the underlying economy, and interest rates in making that stock analysis. For the moment, we expect the U.S economy to remain buoyant despite the recent interest rate hike and for the dollar to remain firm. We are likely to continue to focus on companies that are predominantly exporters, along with those which are successfully restructuring their businesses. To this end we find good value selectively in Europe and Japan. In addition, with the declines in some of the Asian markets, we are starting to find value there.

/s/ Ralph Layman
Ralph Layman
GE Investments
International Equity Portfolio Manager

The International Equity Portfolio commerced operations February 3, 1997. For the period ended April 30, 1997, the Portfolio performed on par against its benchmark, the Morgan Stanley Capital International - Europe, Asia and Far East Index. We invite you to review its corresponding Portfolio Performance page for details.
Stock selection in Europe was the main contributor to performance for the period; returns in France, Belgium, and The Netherlands were particularly positive. Japanese stock selection was marginally positive, but this was partially outweighed by disappointing results in the UK. Country allocation was reasonably positive-our underweighting in Hong Kong, for example, was maintained for the whole period and contributed usefully to performance. In addition, our hedging policy proved very fruitful. Our portion of the Portfolio was fully hedged against the deutschemark, the sterling, and the yen throughout the period, boosting overall performance as the dollar strengthened considerably. Our favored area for investment has been Europe. Faced with record levels of unemployment, Europe's central bankers have pushed interest rates down to historically low levels-a low-risk strategy, given the sluggishness of economic activity and the degree of slack in the economy. Corporate earnings momentum has accelerated in recent months, and we look forward to domestically oriented sectors taking up the baton. Stock highlights included Groupe Schneider, the French electrical equipment manufacturer, Promodes, one of France's top five food retailers, and Compagnie Generale des Eaux, a French blue chip utility. Philips, a Dutch holding, also performed solidly over the period.
Looking forward, good news on Europe's inflation performance should support the valuation of European equities. French inflation, for example, during March was at its lowest rate in forty years. It seems likely that European equities will outperform other equity markets in the coming months, though a neutral weighting in UK equities remains appropriate. That market looks fairly fully valued, but UK institutions' cash positions are at historically high levels and can be regarded as providing good support for the equity market.
Investors in Japan, meanwhile, have been disappointed by recent developments. The difficulties Japanese authorities have in dealing with the problems of the financial sector reinforce our view that, despite equities offering good value on a number of measures, a neutral position in Japanese equities is appropriate. In the Pacific region overall, valuations for most equity markets are no better than neutral and some countries, particularly Thailand, face difficult economic situations. Tightening monetary conditions in the U.S. could also reduce or reverse the flow of capital into the Pacific region's equity markets.

/s/ Carol Clark
Carol Clark
Scottish Equitable
International Equity Portfolio Manager

Top Five Industries (% of Net Assets)
Banks                              11.1%
Pharmaceuticals                    6.4%
Communications                     4.4%
Industrial - Diversified           3.8%
Electronic Components and
    Equipment                      3.5%

Five Largest Holdings (% of Net Assets)
Novartis                                2.5%
Total SA                                1.7%
Roche Holding AG                        1.7%
Canon, Inc.                             1.6%
Oversea Chinese Banking Corp., Ltd.     1.6%

A hypothetical $10,000 invested in Class A Shares at inception (2/3/97) was worth $9,698.

Note: Performance of Class B and C Shares will be less than the performance shown in this chart for Class A Shares, based on the different loads and fees paid by shareholders investing in the different classes.

Average Annual Total Returns For the Period Ended 4/30/97*

                                                   From      Inception
                                              Inception           Date
Class A (without sales load)                      2.61%         2/3/97
Class A**(with sales load)                      (3.02)%         2/3/97
MSCI-EAFE***                                      2.62%         2/3/97
Class B (without sales load)                      2.50%         2/3/97
Class B** (with sales load)                     (2.50)%         2/3/97
Class C                                           2.51%         2/3/97

*    International Equity Portfolio performance includes dividends and capital
gains reinvested.   Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
**   International Equity Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. International Equity Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
*** The Morgan Stanley Capital International - Europe, Asia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.
     From inception calculation is based on life of Class A.

INVESTMENTS BY INDUSTRY GROUPING AS A PERCENTAGE OF NET ASSETS

                              4/30/97
Basic Materials               5.5%
Consumer Cyclical             15.8%
Consumer Non-Cyclical         15.1%
Energy                        4.6%
Financial                     16.0%
Independent                   1.8%
Industrial                    13.7%
Technology                    12.2%
Utilities                     6.0%
Short-term                    11.4%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.



International Equity Portfolio

INVESTMENT HOLDINGS BY COUNTRY
(as a percentage of Net Assets)

Europe                   (59.84%)
Austria                  1.24%
Belgium                  0.58%
Denmark                  1.21%
Finland                  1.51%
France                   10.10%
Germany                  8.67%
Greece                   0.22%
Italy                    3.18%
Netherlands              5.91%
Portugal                 0.42%
Spain                    2.68%
Sweden                   2.25%
Switzerland              7.73%
United Kingdom           14.14%

Asia/Pacific Rim         (24.02%)
Hong Kong                3.16%
India                    0.21%
Indonesia                0.85%
Japan                    16.88%
Malaysia                 0.09%
Philippines              0.46%
Singapore                1.54%
South Korea              0.71%
Thailand                 0.12%

Latin America            (3.03%)
Argentina                0.47%
Brazil                   0.58%
Mexico                   1.28%
Peru                     0.70%

Middle East/Africa       (0.56%)
Israel                   0.15%
South Africa             0.41%

Australia                (2.88%)

North America            (9.67%)
Canada                   0.36%
Cash and Other           9.31%


Capital Appreciation Portfolio

The equity markets moved rapidly into record territory early in 1997, only to weaken steadily after the Federal Reserve raised short-term interest rates at the end of March. A substantial increase in the yield of the 30-year U.S. Treasury bond weighed heavily on stocks, with the long bond ratcheting up in yield to 7.15%. Larger capitalization indexes proved resilient, however, and an eventual decline in interest rates combined with strong corporate earnings to send equities back toward their previous records.
The advances in large stocks, however, masked some very steep declines among smaller issues. The average NASDAQ stock, for example, is down 33.3% from its 1996-1997 peak. And small to mid-sized stocks with high earnings multiples have been especially hard hit. In this environment, the Portfolio underperformed its benchmark indexes, the S&P MidCap 400 and the S&P 500. We invite you to review its corresponding Portfolio Performance page for details. Personally, I am very disappointed with our results of late-as a portfolio manager, it has been the most frustrating stretch I have ever encountered.
But while our recent results are disappointing, we are not the only ones affected. The New York Times recently reported the average small-cap growth fund finished the first quarter down 11%. Similarly, many prominent mutual funds were off substantially, some as much as 20%.
Actually, our individual stock disappointments, while always unpleasant, were really no more than usual during this period. Specifically, OmniPoint and Global DirectMail were sold at losses because their future growth prospects were negatively altered. More frustrating were the companies represented in the Portfolio, like Papa John's International, PriCellular, and CommNet, companies which have good fundamentals but declining stock prices nonetheless. Additionally, the Portfolio was underweighted in strong performing areas like financial services and pharmaceutical stocks, and we were not invested in either technology or energy-related stocks. I tend to underperform when these sectors are "hot" because I avoid companies with unpredictable long-term earnings patterns. The Portfolio did have a number of strong performers for the period, including O'Reilly Automotive, Sealed Air, and Petco Animal Supplies, all of which appreciated nicely.
In terms of portfolio composition, the number of holdings was increased with the addition of smaller, but still significant positions. These would include the Apollo Group, which operates the University of Phoenix, Regal Cinemas, the sixth largest operator of movie theaters in the U.S., and Sofamor Danek Group, which dominates the spinal fixation market.
Historically, small- and mid-cap earnings growth rates tend to outpace those of larger companies, and, ultimately, stock prices are driven by earnings growth. So, given the historical norm, the real value in the market would now appear to be in smaller equities. And despite the current, narrow stock market focus on large-cap stocks, I think the best way to capitalize on investment opportunities over time is through rigorous, fundamental analysis. This remains my discipline, whatever the outside, macroeconomic trends.
Nevertheless, I am disappointed in our recent results-rest assured I do not take underperformance lightly, even in difficult times. I do, however, remain committed to our investment approach of utilizing fundamental, intensive research to locate dominant franchises with substantial earnings growth. I am using this current volatility to add high-quality growth companies at reasonable prices. Given the current low valuations, solid earnings trends, and the projection that the vast majority of our holdings should meet or exceed our expectations, even in an economic downturn, I am quite optimistic about their prospectus.

/s/ James P. Goff
James P. Goff
Capital Appreciation Portfolio Manager

A hypothetical $10,000 invested in Class A Shares at inception (12/2/94) was worth $13,469.

Note: Performance of Class B and C Shares will be less than the performance shown in this chart for Class A Shares, based on the different loads and fees paid by shareholders investing in the different classes.

Average Annual Total Returns For the Period Ended 4/30/97*
                                                              From   Inception
                                      6 months    1 year Inception        Date
Class A (without sales load)          (13.87)%  (14.84)%    15.84%     12/2/94
Class A** (with sales load)           (18.62)%  (19.52)%    13.15%     12/2/94
S&P 500***                              14.65%    24.94%    29.48%     12/2/94
S&P 400***                               6.85%    10.10%    21.22%     12/2/94
Class B (without sales load)          (14.19)%  (15.44)%     2.66%     10/1/95
Class B** (with sales load)           (18.48)%  (19.67)%     0.15%     10/1/95
Class C                               (14.18)%  (15.38)%    15.27%     12/2/94

* Capital Appreciation Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
**   Capital Appreciation Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. Capital Appreciation Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
*** The Standard & Poor's 500 (S&P 500) Index and Standard & Poor's MidCap 400 (S&P 400) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.

INVESTMENTS BY INDUSTRY GROUPING AS A PERCENTAGE OF NET ASSETS
                         4/30/97   10/31/96
Basic Materials          1.3%      2.1%
Consumer Cyclical        37.5%     37.5%
Consumer Non-Cyclical    12.0%     15.0%
Financial                12.3%     5.9%
Industrial               17.2%     11.9%
Technology               6.1%      22.5%
Utilities                -         1.5%
Short-term               13.8%     1.9%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.



Global Portfolio
Global equity markets were generally characterized this period by their renewed volatility. Within this environment, the Global Portfolio still registered strong performance, outperforming its benchmark index, the MSCI World Index. Please refer to the Portfolio Performance page for details.
Domestic equity markets opened the year with dramatic advances, lifted by the larger, more liquid components of each index. Market leaders would reverse course in March, however, as uncertainty surrounding the U.S. economy's strength confused the financial markets. As March drew to a close, Mr. Greenspan and the Federal Reserve made good on their threat to raise interest rates in the face of potential inflationary pressures, raising short-term interest rates for the first time since 1995. In reaction, the 30-year U.S. Treasury bond rose to its highest level in over six months. But despite a significant drop in the S&P 500, stocks on the whole would stage a rather remarkable turnaround by the end of April. Strong earnings reports combined with a bond market rally to bring the long bond back below 7%, boosting larger capitalization stocks back towards their previous levels.
For their part, overseas markets finished the period generally mixed. The economies of Continental Europe remain relatively weak, with slow growth and low interest rates. European governments are beginning to initiate real fiscal and structural reforms, especially in regard to budgets, labor markets, and their respective capital markets. The continued strength of the dollar has served to bolster exports across Europe, making imported goods more competitive in the U.S. Elsewhere, Latin America is rebounding, while economies in Southeast Asia remain mixed.
In this environment, I remain committed to individual stock selection as the basis of my investment approach; industry and regional diversification are the end result. In terms of regional diversification, I continue to find a number of compelling ideas in Europe, which currently accounts for almost two-thirds of the Portfolio's assets.
During the period, there were a number of good performers in the Portfolio, including Netherlands based Philips Electronics and Cap Gemini Sogeti, the French information technology company. Among the emerging market holdings, Telecommunicacoes Brasileiras continues to stand out. The Brazilian-based company is benefiting from considerable pent-up demand as the economy continues to grow while only 8% or so of the country's population has telephone service.
A positive trade during the period was long-time favorite Rentokil Group. This UK-based company provides a number of industrial services, including facilities cleaning, hospital waste disposal, and landscaping. According to our estimates, the stock price began to get ahead of itself, so the position was trimmed near the top. Shortly thereafter, the stock fell, and we were able to successfully rebuild our position at more realistic multiples.
Although the Portfolio performed well overall, it was not without
disappointments,   including Lucasvarity and Dorling Kindersley, both British businesses. Lucasvarity, the result of the merger between two highly complementary companies within the automotive replacement parts business, fell short of its extremely aggressive integration targets, and the position was liquidated. Dorling Kindersley, which specializes in publishing, specifically within children's education and interactive CD ROMs, was negatively impacted by excess capacity within the retailing sector.
In light of the current global market environments, I remain positive regarding the Portfolio's prospects. Continental Europe continues to experience slow growth, low interest rates, and minimal inflation, while corporate management has taken on a more "American" flair, stressing shareholder value. Behind this backdrop, governments are being forced to restrain their fiscal excesses while simultaneously creating a more favorable regulatory environment. Looking internationally, there continues to be a wealth of solid growth companies trading at reasonable valuations. Intensive, fundamental analysis is crucial to uncovering these investment opportunities, regardless of their geographic location, and remains the key to portfolio construction.

/s/ Helen Young Hayes
Helen Young Hayes
Global Portfolio Manager

Top Five Industries (% of Net Assets)
Communications                11.1%
Banks                         10.1%
Pharmaceuticals               9.3%
Other Industrial Services     5.5%
Software                      5.2%

Five Largest Holdings (% of Net Assets)
Rentokil Group PLC            2.8%
Novartis                      2.5%
Volkswagen AG                 2.2%
Roche Holding AG              2.1%
BASF AG                       1.8%

A hypothetical $10,000 invested in Class A Shares at inception (10/1/92) was worth $23,950.

Note: Performance of Class B and C Shares will be less than the performance shown in this chart for Class A Shares, based on the different loads and fees paid by shareholders investing in the different classes.

Average Annual Total Returns For the Period Ended 4/30/97*
                                                               From  Inception
                                       6 months    1 year Inception       Date
Class A (without sales load)             10.18%    16.59%    22.52%    10/1/92
Class A**(with sales load)                4.08%    10.16%    21.01%    10/1/92
MSCIW***                                  7.79%    10.83%    14.54%    10/1/92
Class B (without sales load)             10.12%    16.38%    22.17%    10/1/95
Class B** (with sales load)               5.12%    11.38%    19.90%    10/1/95
Class C                                  10.17%    16.34%    19.06%    10/1/93

* Global Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
**   Global Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. Global Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
*** The Morgan Stanley Capital International World (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.

INVESTMENTS BY INDUSTRY GROUPING AS A PERCENTAGE OF NET ASSETS
                         4/30/97   10/31/96
Basic Materials          4.3%      1.9%
Consumer Cyclical        13.1%     14.2%
Consumer Non-Cyclical    15.6%     16.3%
Energy                   1.9%      -
Financial                12.9%     9.6%
Independent              1.4%      2.7%
Industrial               13.2%     16.6%
Technology               28.6%     22.4%
Utilities                1.7%      1.4%
Short-term               8.6%      13.1%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.

Global Portfolio

INVESTMENT HOLDINGS BY COUNTRY
(as a percentage of Net Assets)

Europe              (64.05%)
Austria             0.46%
Belgium             0.82%
Denmark             0.74%
Finland             1.50%
France              8.41%
Germany             10.79%
Italy               1.88%
Luxembourg          1.31%
Netherlands         8.45%
Norway              0.25%
Portugal            0.34%
Russia              0.65%
Spain               1.09%
Sweden              7.82%
Switzerland         7.03%
United Kingdom      12.51%

Asia/Pacific Rim    (10.69%)
Hong Kong           0.19%
India               0.87%
Indonesia           0.44%
Japan               8.63%
Philippines         0.37%
South Korea         0.19%

Latin America       (5.85%)
Argentina           1.87%
Brazil              1.69%
Chile               0.05%
Mexico              1.75%
Peru                0.49%

Middle East/Africa (0.30%)
Israel              0.20%
South Africa        0.10%

North America       (19.11%)
Canada              0.22%
United States       11.61%
Cash and Other      7.28%


Growth Portfolio

The first part of 1997 proved to be difficult in many respects. The market remained narrowly focused on a few large equity names which outperformed the rest of the market by a significant amount. After posting strong advances through early March, the equity markets experienced renewed volatility when the Federal Reserve raised short-term interest rates. While the S&P 500 Index was up 10.16% through March 10, the index gave up most of this by the early part of April. But as the 30-year U.S. Treasury bond moved back below the psychologically important 7% threshold, equities made up lost ground, ending just below their previous peaks by the end of April. During this period, the Portfolio underperformed its benchmark index, the S&P 500. Please review the details on the corresponding Portfolio Performance page.
The last six months has been a very frustrating period for those of us who believe earnings drive stock prices. I am still of the opinion that this is a very anomalous-and temporary-market phenomenon, with investors fleeing to large stocks, or to stocks with perceived "value", instead of rewarding companies for running a good business. In fact, high-growth stocks, even those that met or exceeded earnings estimates, continued to be punished along with those that fell short.
To put into focus just how narrow the market's focus has been, consider the following statistics. In 1996, five companies; Intel, GE, Microsoft, Coca-Cola and IBM accounted for over 20% of the S&P 500's performance. But while the big stocks rallied, the great majority of stocks did not fare as well. According to a recent study from Merrill Lynch, some 56% of NASDAQ stocks were down more than 20% from their 1996-1997 peaks, while 40% of NASDAQ listings were down from their peaks more than 30%. In sum, there were only a relative handful of stocks that did well this period, and more often than not, these were extremely expensive.
My strategy during this period remained unchanged. I am still enthusiastic about financial services, telecommunications, healthcare, pharmaceuticals, biotechnology, and technology. I continue to believe these sectors will benefit greatly from fundamental changes in economic and demographic trends, both at home and abroad. Within these sectors, I look for individual companies with outstanding fundamentals. Even though the short-term risk may be higher with some of these stocks than with the more mature businesses in the Portfolio, I remain convinced the long-term potential is much higher as well.
Current Portfolio strategy utilizes a "barbell" approach. At one end of the barbell are large, stable companies, such as Citicorp, Pfizer, Lucent Technologies, and Merrill Lynch, that have numerous product lines and powerful, secure global market franchises. On the other end of the barbell are smaller, faster-growing companies such as PeopleSoft (human resources software) and Cisco Systems (networking equipment), which have fewer product lines, higher growth rates, and are still building market share. I continue to run the portfolio in a fairly concentrated manner.
I am hopeful that the sell-off in large capitalization stocks during the last days of the quarter marks the beginning of a return to fundamental analysis and a lessening of the psychological conformity that has dominated equity performance for the last two quarters. In other words, this could prove a healthy correction, and do away with some of the froth among large-cap stocks. Going forward I intend to be opportunistic and take advantage of volatility to build or add positions. But I also intend to be patient. Although we may be nearer a bottom in the small- and mid-cap arenas, as of quarter end the decline in large-caps was still relatively mild, at least on a percentage basis. We have been compelled to live in interesting times these last six months. But whatever the market's psychology, buying good businesses at the right price remains the key to long-term performance.

/s/ Scott W. Schoelzel
Scott W. Schoelzel
Growth Portfolio Manager

Top Five Industries (% of Net Assets)
Pharmaceuticals          14.5%
Banks                    12.5%
Software                 8.8%
Beverages                4.1%
Securities Brokers       4.1%

Five Largest Holdings (% of Net Assets)
Microsoft Corp.               6.2%
Citicorp                      5.0%
General Electric Company      4.2%
Coca-Cola Company             4.1%
Merrill Lynch & Company, Inc. 4.1%


A hypothetical $10,000 invested in Class A Shares at inception (5/8/86) was worth $47,921.

Note: Performance of Class B, C and T Shares will be less than the performance shown in this chart for Class A Shares, based on the different loads and fees paid by shareholders investing in the different classes.

Average Annual Total Returns For the Period Ended 4/30/97*
                                                                 From Inception
                       6 months   1 year    5 year  10 year Inception      Date
Class A
  (without sales load)    2.31%    6.51%    12.71%   15.16%    15.94%    5/8/86
Class A**
  (with sales load)     (3.32)%    0.66%    11.44%   14.52%    15.33%    5/8/86
S&P 500****              14.65%   24.94%    17.00%   14.07%    15.17%    5/8/86
Class B
  (without sales load)    2.07%    6.04%         -        -    13.97%   10/1/95
Class B**
  (with sales load)     (2.93)%    1.04%         -        -    11.61%   10/1/95
Class C                   2.15%    6.12%         -        -    13.21%   10/1/93
Class T***
  (without sales load)    2.42%    6.91%    13.26%   14.96%    16.67%   9/20/96
Class T***
  (with sales load)     (6.28)%  (1.38)%    11.45%   14.04%    15.88%   9/20/96

*    Growth Portfolio performance includes dividends and capital gains
reinvested.   Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
**   Growth Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. Growth Portfolio Class B Shares performance reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
*** Growth Portfolio Class T Shares are owned by the former shareholders of IDEX Fund and IDEX Fund 3 as a result of the recent reorganization. Historical performance is that of IDEX Fund, from inception on 6/4/85 until the reorganization on 9/20/96. All future performance will be based solely on Class T Shares. Class T Shares performance with sales load reflects the maximum sales charge of 8.5%. Class T Shares are not available to new investors.
**** The Standard & Poor's 500 (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.

INVESTMENTS BY INDUSTRY GROUPING AS A PERCENTAGE OF NET ASSETS
                         4/30/97   10/31/96
Basic Materials          1.0%      -
Consumer Cyclical        4.1%      9.1%
Consumer Non-Cyclical    22.5%     17.5%
Financial                21.2%     17.8%
Independent              -         1.7%
Industrial               4.2%      -
Technology               22.2%     37.0%
Utilities                0.1%      0.2%
Long-term U.S. Gov't     1.5%      1.5%
Short-term               23.1%     15.2%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.


C.A.S.E. Portfolio

The C.A.S.E Portfolio was funded February 1, 1996 with an investment objective of capital appreciation with moderate risk. This objective is sought through investments in common stocks of mostly large-sized companies. Mid and smaller-sized companies may be used as well.

Generally, our strategy is to invest in stocks of companies with well above-average management, solid balance sheets, below market price-to-earnings ratios (on a leading and lagging basis, above market insider and institutional buying, and earnings estimates that are being revised upwards. While generally employing a buy-and-hold posture until fundamentals dictate a change, the Portfolio may use short-term strategies to take advantage of changing market conditions.

The market's historically high volatility continues to create one of the most difficult periods ever for money managers. Even though more than 90% of mutual funds are failing to match the S&P 500 returns, it is no excuse for under-performance. For the six month period ending April 30, 1997, the Portfolio underperformed its benchmark. Please review the Portfolio Performance page for details. Our philosophy of using more fundamental factors than most of the competition is penalizing performance during this time frame. The market is being influenced more by liquidity, monthly economic reports, and earnings releases rather than well-founded growth strategies and valuations. In other words, the longer-term strategy of discovering companies with above average earnings characteristics and investing in them when risks are deemed relatively low is trailing the market averages right now.

The stock market continues to be dominated by earnings as it reaches new highs. During the past six months, of the two dozen fundamental disciplines used by C.A.S.E., 90% of the time the factors most price relevant have represented earnings. There has seemingly been virtually no regard for valuations. Managers like ourselves are not benefiting from the proper management of the risks associated with investing in this environment. This is a peculiar event because in each downturn of the past year, the Portfolio has outperformed the market. But when the market resumes its march upwards, we are not being rewarded for our risk management abilities. I am confident, however, that when the market resumes a more orderly pattern, our strategy of combining growth and value can provide quality results.
/s/ William E. Lange
William E. Lange
C.A.S.E. Portfolio Manager

Top Five Industries (% of Net Assets)
Pharmaceuticals                         7.0%
Software                                6.9%
Computers                               5.9%
Insurance                               5.7%
Communications                          5.2%


Five Largest Holdings (% of Net Assets)
Lucent Technologies, Inc.                    2.3%
CalEnergy Company, Inc.                      2.2%
Storage Technology Corp.                     2.2%
Thiokol Corp.                                2.2%
The Gillette Company                         2.2%

A hypothetical $10,000 invested in Class A Shares at inception (10/1/95) was worth $11,375.

Note: Performance of Class B and C Shares will be less than the performance shown in this chart for Class A Shares, based on the different loads and fees paid by shareholders investing in the different classes.


Average Annual Total Returns For the Period Ended 4/30/97*
                                                              From  Inception
                                   6 months      1 Year  Inception       Date
Class A (without sales load)          6.81%      10.40%     12.46%    10/1/95
Class A**(with sales load)            0.94%       4.35%      8.51%    10/1/95
S&P 500***                           14.65%      24.94%     24.72%    10/1/95
LBIGCB***                             1.74%       6.72%      5.53%    10/1/95
Class B (without sales load)          6.47%       9.70%     11.71%    10/1/95
Class B** (with sales load)           1.47%       4.70%      9.32%    10/1/95
Class C                               6.52%       9.81%     11.84%    10/1/95

*    Tactical Asset Allocation Portfolio performance includes dividends and
capital gains reinvested.   Investment return and principal value will
fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
**   Tactical Asset Allocation Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. Tactical Asset Allocation Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
*** The Standard & Poor's 500 (S&P 500) Index and Lehman Brothers Intermediate Government/Corporate Bond (LBIGCB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.

INVESTMENTS BY INDUSTRY GROUPING AS A PERCENTAGE OF NET ASSETS
                              4/30/97   10/31/96
Basic Materials               3.4%      5.0%
Consumer Cyclical             11.7%     9.2%
Consumer Non-Cyclical         14.5%     19.6%
Energy                          - %     1.7%
Financial                     7.1%      12.5%
Independent                   3.1%      1.5%
Industrial                    9.1%      6.7%
Technology                    8.8%      10.6%
Utilities                     9.4%      8.7%
Short-term                    25.7%     27.5%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.




Value Equity Portfolio

The Value Equity Portfolio commenced operations on February 3, 1997. The Portfolio's investment objective is to achieve maximum, consistent total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which, in our opinion, are in fundamentally attractive industries, and are undervalued at the time of purchase. Given the degree of stock market volatility during the initial period of management, we have moved cautiously toward getting fully invested. Cash reserves remain above average and are likely to be used in the period ahead to add to stock holdings as opportunities arise. For the period ending April 30, 1997, the Portfolio underperformed its benchmark index, the S&P 500. We invite you to review its corresponding Portfolio Performance page for details.
The cornerstone of our investment process is a disciplined approach to value recognition within industries representing long-term market leadership. We believe that investment opportunity is created by changes in the economic, monetary, political, and social environment. We seek to recognize change early in asset categories, market sectors, industries and companies-before these changes are reflected in securities' prices. Stock selection emphasizes medium- to large-capitalization companies representing above-average statistical value. Investments are concentrated in those fundamentally attractive industries identified as the beneficiaries of long-term investment trends. Our value equity discipline serves as a complimentary, risk-averse style to other more aggressive growth managers.
While certain sectors of the stock market seem expensive, we remain generally constructive on the longer-term outlook for financial assets. The U.S. economy remains the most competitive in the world and inflation should remain low, even by the overstated CPI measure. And while profit growth may slow over the course of the year, especially for multinational companies that have exposure to the stronger U.S. dollar, we still believe there are numerous opportunities for profitable investment in the industrial, capital goods, technology, finance, and energy sectors.
The broad market averages, however, are likely to be constrained while investors worry about a further tightening in May. We do not believe, though, that even a moderate increase in the Federal Funds rate will significantly alter the longer-term dynamics at work in the economy or the financial markets. While the overall rate of increase in stock prices may decelerate going forward, the general outlook remains positive so long as inflation remains dormant and productivity growth is strong.

/s/ Edward C. Fridel
Edward C. Fridel
Value Equity Portfolio Manager

Top Five Industries (% of Net Assets)
Heavy Construction                      9.6%
Banks                                   8.7%
Chemicals                               5.8%
Electronic Components and Equipment     5.3%
Oil Drilling                            5.0%

Five Largest Holdings (% of Net Assets)
Loews Corp.                             3.0%
Caterpillar, Inc.                       2.9%
General Motors Corp.                    2.8%
Norwest Corp.                           2.8%
The Boeing Company                      2.7%


A hypothetical $10,000 invested in Class A Shares at inception (2/3/97) was worth $9,565.

Note: Performance of Class B and C Shares will be less than the performance shown in this chart for Class A Shares, based on the different loads and fees paid by shareholders investing in the different classes.

Average Annual Total Returns For the Period Ended 4/30/97*
                                                             From    Inception
                                                        Inception         Date
Class A (without sales load)                                1.23%       2/3/97
Class A**(with sales load)                                (4.35)%       2/3/97
S&P 500***                                                  2.41%       2/3/97
Class B (without sales load)                                1.10%       2/3/97
Class B** (with sales load)                               (3.90)%       2/3/97
Class C                                                     1.13%       2/3/97

*    Value Equity Portfolio performance includes dividends and capital gains
reinvested.   Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
**   Value Equity Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. Value Equity Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
*** The Standard & Poor's 500 (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.

INVESTMENTS BY INDUSTRY GROUPING AS A PERCENTAGE OF NET ASSETS
                                   4/30/97
Basic Materials                    8.5%
Consumer Cyclical                  7.3%
Consumer Non-Cyclical              5.3%
Energy                             9.5%
Financial                          13.4%
Independent                        0.7%
Industrial                         21.3%
Technology                         10.2%
Utilities                          1.2%
Short-term                         22.2%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.



Strategic Total Return Portfolio
We are pleased to report that for the six-month period ending April 30, 1997, the Strategic Total Return Portfolio performed well against its benchmark indices, the S&P 500 and the Lehman Brothers Intermediate Government/Corporate Bond Index. We invite you to review the corresponding Portfolio Performance page for details.
The Portfolio is structured to participate in a significant part of the stock market's upside while limiting downside exposure. We utilize a disciplined approach to equity valuation and also invest in a variety of fixed-income securities including government notes, corporate bonds, and convertibles. Asset mix at period end was 64.3% stocks, 10.6% convertible securities, 8.2% government bonds, 14.8% corporate bonds, and 2.3% cash equivalents. While the mix is expected to remain relatively stable over time, the composition of each of the subsegments (stocks, convertibles, bonds) will change to reflect our current outlook.
Security selection for the Portfolio is driven by a commitment to investing in companies with strong balance sheets, established market shares, and high and sustainable returns on invested capital. In addition to high quality core holdings, we strive to identify companies where a catalyst exists that is expected to substantially improve the underlying business prospects of a company or industry group. In addition to stock selection, our disciplines support corporate bond and convertible security investment decisions as well. Finally, we continuously assess value, using several complementary valuation tools, in order to control portfolio risk.
During the period, the financial markets experienced a step up in volatility to more normalized levels as a strong economy pushed interest rates higher. Consequently, concerns about the sustainablility of historically high market returns crowded investors into some of the largest stocks. This phenomenon can be seen in the divergence of returns between the large-company dominated Dow Jones Industrial Average and the broader Russell 2000 Index.
But despite the deceptively attractive return of the large-cap indexes, the period was a difficult one for many managers. Nonetheless, the Portfolio posted strong returns over the six-month period. In fact, the first half of the fiscal year offered the Portfolio an opportunity to prove itself during a period that exhibited months of both substantial market weakness as well as significant gains.
We were pleased by overall performance during this volatile period. Among specific holdings, a number of large pharmaceutical companies and financial institutions boosted portfolio returns. Our continued decision to avoid the poor performing electric utility industry also added value.
Looking ahead, we believe the market's increased volatility is likely to continue. While inflationary pressures appear contained, the Federal Reserve Board could act to raise interest rates for a second time during 1997 in a pre-emptive effort to insure future price stability. If interest rates continue to rise, the valuation expansion that investors have enjoyed during the last several years will probably end. Consequently, an advance in share prices will depend on rising corporate profits and cash flows at a time when the current economic expansion has already outlasted most previous periods of growth.
Still, we remain constructive towards the balance of 1997 as inflation appears tame, economic growth seems favorable, and the supply/demand dynamics of the stock market remain attractive. We are confident that attractive investment opportunities will continue to be present in the vast U.S. capital markets. As always, we will continue to remain diligent in seeking out these opportunities in an effort to provide shareholders current income, long-term growth of income, and capital appreciation.

/s/ Luther King
Luther King

/s/ Scot C. Hollmann
Scot C. Hollmann
Strategic Total Return Portfolio Managers

Top Five Industries (% of Net Assets)
Industrial - Diversified           7.8%
Pharmaceuticals                    6.0%
Insurance                          5.5%
Oil Companies - Major              5.1%
Real Estate                        4.4%

Credit Quality (% of Net Assets)
AAA                 8.2%
AA                  3.2%
A                   8.4%
BBB                 7.0%
BB                  -
B                   -
Not Rated           1.0%

Five Largest Holdings (% of Net Assets)
US Treasury Note 05/15/98          3.4%
US Treasury Note 05/31/01          2.9%
Mobil Corp.                        2.2%
Procter & Gamble Company           2.0%
Nabisco Holdings Corp. Class A     1.8%

A hypothetical $10,000 invested in Class A Shares at inception (12/2/94) was worth $14,194.

Note: Performance of Class B and C Shares will be less than the performance shown in this chart for Class A Shares, based on the different loads and fees paid by shareholders investing in the different classes.

Average Annual Total Returns For the Period Ended 4/30/97*
                                                               From  Inception
                                     6 months     1 year  Inception       Date
Class A (without sales load)            8.02%     12.75%     18.39%    12/2/94
Class A** (with sales load)             2.08%      6.58%     15.64%    12/2/94
S&P 500***                             14.65%     24.94%     29.48%    12/2/94
LBIGCB***                               1.74%      6.42%      8.49%    12/2/94
Class B (without sales load)            7.67%     12.04%     15.52%    10/1/95
Class B** (with sales load)             2.67%      7.04%     13.18%    10/1/95
Class C                                 7.72%     12.15%     17.75%    12/2/94

* Strategic Total Return Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
**   Strategic Total Return Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. Strategic Total Return Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
*** The Standard & Poor's 500 (S&P 500) Index and Lehman Brothers Intermediate Government/Corporate Bond (LBIGCB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.

INVESTMENTS BY INDUSTRY GROUPING AS A PERCENTAGE OF NET ASSETS
                              4/30/97   10/31/96
Basic Materials               5.5%      6.6%
Consumer Cyclical             4.9%      8.1%
Consumer Non-Cyclical         20.5%     19.1%
Energy                        8.3%      8.6%
Financial                     17.6%     17.9%
Independent                   0.9%      1.1%
Industrial                    17.1%     15.5%
Technology                    7.9%      8.3%
Utilities                     7.0%      6.7%
Long-term U.S. Gov't          8.2%      4.6%
Short-term                    2.3%      3.1%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.



Tactical Asset Allocation Portfolio
Stock and bond markets were highly volatile during the latter part of 1996 and the first part of 1997, a result of shifting market sentiment regarding the outlook for earnings, interest rates, and the general pace of the economic expansion.
Meanwhile, economic conditions continue to be strong, with steady corporate earnings growth, higher productivity, and healthy capital spending, especially in the area of technology. Such conditions make the long-term fundamental outlook for stocks quite favorable. Several other factors are helping sustain the bull market as well, including inflationary measures which appear to be largely benign, greater demand for stocks, and a relative lack of new equity supply. But even with these conditions in place, sentiment has often turned anxious, and sharp downturns in the market have become common.
The potential for higher interest rates-which could slow economic growth and scare off investors-has been very closely scrutinized. Even with little evidence of inflation, the Fed tightened rates in March as a "preemptive strike" against the potential for inflation. In addition, valuation measures are signaling caution in our forecasting models. Our allocation to stocks moved higher during the period to take advantage of selected opportunities, but ended the period at 55%, slightly below a neutral position. We believe a neutral stance is appropriate given the current status of the market, and is consistent with our stated objective as managers: competitive investment returns, while at the same time providing some equity downside protection and preservation of capital.
The recent strength in the market indexes has been highly concentrated in a relatively small number of "mega-cap" stocks-essentially, the largest companies with the largest capitalizations and highest amount of market liquidity. Meantime, funds and portfolios which emphasize small- and mid-cap names have lagged the S&P 500, and even a majority of the large-cap names have been disappointing in a relative sense. In other words, only a manager who emphasizes price momentum and has concentrated a portfolio in the "mega-caps" will have out performed in the recent market environment. Our philosophy, on the other hand, adheres to a "value" discipline. Companies will be scrutinized for their growth potential, market positioning, and strategic planning, but only companies with reasonable valuations are candidates to be included in the Portfolio. Our performance during the period reflects the fact that "value" is out of favor in this particular market environment. During the period, the Portfolio outperformed the Lehman Brothers Intermediate Government/Corporate Bond Index but underperformed the S&P 500. Please review the corresponding Portfolio Performance page for details.
Nevertheless, we have had success with many companies in this market utilizing a value-oriented approach-one which favors stocks with "cheap" valuations, most often found in "mature" sectors of the economy. A good example would be Green Tree Financial, a financial services firm with a leading position in providing consumer loans for the purchase of manufactured housing. Our analysis is the company is well-managed and has developed a solid strategic plan for future growth, and valuations are much too inexpensive.
While many stocks in the high-growth technology sector often do not fit our investment criteria, we believe it is necessary to take a representative position in the group. Simply put, technological advancements are providing outstanding opportunities for above-average growth, and, as a manager, we need to take advantage of these opportunities. Identifying undervalued opportunities in the technology sector is challenging, but we have had success with Seagate Technology, a maker of high-end disk drives and other data storage products and components, and Applied Materials, the leading manufacturer of semiconductor equipment.
Our stock selection process and asset allocation models have provided long-term clients with returns that have exceeded the market indexes, and exceeded the returns produced by "growth" or "momentum" managers. Going forward, we will be committed to our approach to once again gain favor and reward investors, while providing downside protection in times of market instability.

/s/ John Riazzi
John Riazzi

/s/ Arvind Sachdeva
Arvind Sachdeva
Tactical Asset Allocation Portfolio Managers

Top Five Industries (% of Net Assets)
Financial - Diversified       7.0%
Insurance                     6.2%
Auto Manufacturers            5.8%
Securities Brokers            5.7%
Broadcasting                  3.6%

Credit Quality (% of Net Assets)
AAA                 16.7%
AA                  4.6%
A                   6.8%
BBB                 -
BB                  -
B                   -
Not Rated           2.3%

Five Largest Holdings (% of Net Assets)
Merrill Lynch & Company, Inc. 03/25/02       4.6%
Ford Motor Credit Company, Inc. 11/09/98     4.6%
US Treasury Note 07/31/01                    2.3%
Federal National Mortgage Assoc. 04/14/00    2.3%
Chrysler Financial Corp. 03/25/02            2.3%


A hypothetical $10,000 invested in Class A Shares at inception (10/1/95) was worth $11,375.

Note: Performance of Class B and C Shares will be less than the performance shown in this chart for Class A Shares, based on the different loads and fees paid by shareholders investing in the different classes.

Average Annual Total Returns For the Period Ended 4/30/97*
                                                              From  Inception
                                   6 months      1 Year  Inception       Date
Class A (without sales load)          6.81%      10.40%     12.46%    10/1/95
Class A**(with sales load)            0.94%       4.35%      8.51%    10/1/95
S&P 500***                           14.65%      24.94%     24.72%    10/1/95
LBIGCB***                             1.74%       6.72%      5.53%    10/1/95
Class B (without sales load)          6.47%       9.70%     11.71%    10/1/95
Class B** (with sales load)           1.47%       4.70%      9.32%    10/1/95
Class C                               6.52%       9.81%     11.84%    10/1/95

*    Tactical Asset Allocation Portfolio performance includes dividends and
capital gains reinvested.   Investment return and principal value will
fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
**   Tactical Asset Allocation Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. Tactical Asset Allocation Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
*** The Standard & Poor's 500 (S&P 500) Index and Lehman Brothers Intermediate Government/Corporate Bond (LBIGCB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.

INVESTMENTS BY INDUSTRY GROUPING AS A PERCENTAGE OF NET ASSETS

                              4/30/97   10/31/96
Basic Materials               8.1%      9.4%
Consumer Cyclical             17.6%     13.9%
Consumer Non-Cyclical         1.0%      3.1%
Energy                        -         2.0%
Financial                     24.2%     17.8%
Independent                   1.6%      1.5%
Industrial                    1.3%      5.4%
Technology                    10.8%     8.2%
Utilities                     2.9%      -
Long-term U.S. Gov't          18.9%     18.8%
Short-term                    13.7%     20.1%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.


Balanced Portfolio
In many respects, early 1997 proved to be a continuation of market trends in 1996. Investors remained narrowly focused on a few large equity names which outperformed the rest of the market by an extreme margin. But even these stocks succumbed to pricing pressures in March when the Federal Reserve Board raised short-term interest rates. Although the S&P 500 Index gave up most of its early gains during late March and early April, equities would reverse themselves and recoup most of these losses. Bond yields proved erratic during the first part of the year, as the yield on the 30-year U.S. Treasury bond moved progressively higher. But more encouraging economic news eventually soothed the bond market, and yields dropped back below 7.0% by the end of the period.
While I believe the current market psychology is an historically anomalous-and temporary-phenomenon, real crosscurrents are now in evidence. The outlook for interest rates and inflation is less certain than it was three months ago while rising wage pressure, strong employment data, and a powerful housing market, among other signs of economic strength, have raised fears that inflation may re-ignite. In addition, the specter of 1994, when the Federal Reserve raised rates several times, is still relatively fresh in investors' minds.
Given the uncertainty over the direction of interest rates, the Portfolio's fixed-income maturities remained short, mostly in the two- to five-year range. It is difficult to commit to the long end of the market with rates so low-there is not that much money to be made should rates decline, and if interest rates move higher, it's easy to lose several years' interest in a relatively short time.
In the equity portion of the Portfolio, many of our high-quality growth stocks continued to perform well. I trimmed our position in UNUM because it had become over-weighted in the portfolio, largely through appreciation. I sold down the position in banking giant Wells Fargo for similar reasons. In addition, we made a successful trade in drug maker Warner Lambert. The stock moved higher on expectations of strong sales of both its new diabetes drug, Rezolin, and its new cholesterol-lowering drug, Lipitor. Our high-quality food and consumer products companies also performed well, including Campbell's, whose stock split two-for-one. For the six month period ended April 30, 1997, the portfolio was mixed verses its benchmark indices. Please review the Portfolio Performance page for details.
Important Portfolio additions include Nationwide Financial Services, a newly public company that is a recent "de-mutualization" from Nationwide Insurance; DuPont, Equifax, and Minnesota Mining and Manufacturing (3M) were also added. During the period, I continued to add smaller banks and thrifts to the portfolio to take advantage of opportunities in a powerful wave of consolidation. Reliance Bancorp was the standout performer among this group, which now includes Roslyn Bancorp, Standard Financial, Home Bancorp of Elgin, and Ocean Financial, among others.
I took losses this quarter in Labor Ready, which failed to meet our earnings estimates, and in Heritage Media. Heritage was a frustrating situation. I sold it after it missed it's earnings target, but then the company was acquired. Going forward, it appears that strength in the economy is not out of hand, despite the current uncertainty about interest rates. Even if rates should move higher, I do not believe it would appreciably affect the earnings of our financial holdings. They should still be able to achieve growth rates in the high teens, while trading at ten to twelve times our 1998 earnings estimates, or just 50% to 60% of the current market multiple.
Overall, I am very happy about the current earnings outlook for our companies. And, as the market comes in, I am continuing to find additional good opportunities. Although the current interest rate uncertainty can be unpleasant, I would prefer to respond to, rather than forecast, rates. Over the long term, I am confident that buying great businesses at the right price remains the key to good performance, whatever the market's short-term distortions.

/s/ Blaine Rollins
Blaine Rollins
Balanced Portfolio Manager

Top Five Industries (% of Net Assets)
Banks                         16.1%
Financial - Diversified       10.0%
Insurance                     8.6%
Savings & Loans               5.6%
Electronic Components and
    Equipment                 3.5%

Credit Quality (% of Net Assets)
AAA                 20.7%
AA                  3.0%
A                   6.1%
BBB                 3.2%
BB                  -
B                   2.0%
Not Rated           -

Five Largest Holdings (% of Net Assets)
US Treasury Note 05/15/99                    7.0%
International Lease Finance Corp. 12/15/99   3.1%
Dionex Corp.                                 3.0%
Associates Corp. of North America 01/15/01   3.0%
US Treasury Note 02/15/00                    2.5%

A hypothetical $10,000 invested in Class A Shares at inception (12/2/94) was worth $14,212.

Note: Performance of Class B and C Shares will be less than the performance shown in this chart for Class A Shares, based on the different loads and fees paid by shareholders investing in the different classes.

Average Annual Total Returns For the Period Ended 4/30/97*
                                                               From  Inception
                                     6 months     1 year  Inception       Date
Class A (without sales load)            5.89%     14.94%     18.45%    12/2/94
Class A** (with sales load)             0.05%      8.58%     15.69%    12/2/94
S&P 500***                             14.65%     24.94%     29.48%    12/2/94
LBLGCB***                               1.30%      6.72%      9.42%    12/2/94
Class B (without sales load)            5.55%     14.21%     17.55%    10/1/95
Class B** (with sales load)             0.55%      9.21%     15.24%    10/1/95
Class C                                 5.60%     14.32%     17.81%    12/2/94

* Balanced Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
**   Balanced Portfolio Class A Shares performance reflects the maximum sales charge of 5.5%. Balanced Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
*** The Standard & Poor's 500 (S&P 500) Index and Lehman Brothers Long Government/Corporate Bond (LBLGCB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.

INVESTMENTS BY INDUSTRY GROUPING AS A PERCENTAGE OF NET ASSETS
                              4/30/97   10/31/96
Basic Materials               3.5%      0.3%
Consumer Cyclical             7.5%      11.4%
Consumer Non-Cyclical         4.2%      6.6%
Energy                        1.4%      -
Financial                     43.4%     36.9%
Independent                   1.5%      -
Industrial                    10.3%     9.6%
Technology                    2.7%      8.7%
Utilities                     3.0%      1.4%
Long-term U.S. Gov't          16.8%     13.7%
Long-term Foreign Gov't       -         3.1%
Short-term                    4.8%      8.4%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.




Flexible Income Portfolio
The bond market grew increasingly volatile during the past six months. Even the high-yield market, which has been the best performing fixed-income asset class for more than a year now, came under pressure during March, primarily as a result of Alan Greenspan's remarks that high-yield securities were overvalued and the Federal Reserve's move to raise short-term interest rates.
Actually, after closing out 1996 on a strong note, bond yields appeared poised to move lower. Interest rates, as measured by the yield on the benchmark 30-year U.S. Treasury bond, were near the low end of their recent range, and the stock market was pushing into record territory. But faster economic growth, as evidenced by strong jobs data, a robust housing market, and sky-high consumer confidence, threatened to undermine what had been near-perfect economic conditions of low inflation and moderate growth. As a result, the long bond backed up toward the top of its recent range, and the financial markets, including the high-yield sector, came under pressure. But as April came to a close, the bond market focused on more signs of mild inflationary data, pulling yields back below the psychologically important 7% threshold.
Within this environment we are pleased to report the Portfolio outperformed its benchmark index. Please reference the Portfolio Performance page for details. During the period, the Treasury and corporate sectors of the Portfolio were little changed. U.S. Treasuries were kept around ten-year maturities to preserve a competitive yield and avoid the volatility of longer bonds.
We became more defensive, however, in the high-yield section of the Portfolio and increased our exposure to "cushion bonds". These bonds, while carrying generous yields, have a good chance of being called early, thus they have less potential of capital appreciation. But they do allow us to collect a good coupon with less risk. As always in the high-yield sector, buy and sell decisions are based on the prospects of individual companies. Our high-yield investment discipline is to add value to the Portfolio through detailed, fundamental research of individual ideas.
Allbritton is good example of what we look for in a cushion bond. Allbritton owns six television stations on the east coast. Our analysis indicates the company's ABC affiliate in Washington, D.C. by itself provides reasonable collateral for the debt offering we own. These bonds, which carry an 11.5% coupon, are callable in August. The company recently issued bonds with a coupon of 9.75%, so we believe Allbritton is likely to call in its more expensive debt at the first opportunity.
Looking ahead, we are cautiously optimistic about the bond market. The Federal Reserve has generally done a very good job of regulating fiscal policy. The long Treasury bond has traded in a range of 6.5% to 7.25%, and every time the top of the range is approached, as it was when the first quarter ended, the economy has slowed and rates have settled lower. As long as this equilibrium remains in place we plan to stay the course with our current holdings. Selectivity is the key to performance among our high-yield positions, but with a healthy economy, the attractive coupons on high-yield bonds should help mitigate much of the uncertainty surrounding the direction of interest rates.

/s/ Sandy R. Rufenact
Sandy R. Rufenact

/s/ Ronald V. Speaker
Ronald V. Speaker
Flexible Income Portfolio Managers

Top Five Industries (% of Net Assets)
Banks                         13.9%
Financial - Diversified       11.6%
Industrial - Diversified      8.5%
Insurance                     5.7%
Entertainment                 4.5%

Credit Quality (% of Net Assets)
AAA                      5.8%
AA                       2.8%
A                        10.6%
BBB                      13.1%
BB                       15.8%
B                        28.1%
Not Rated                10.0%

Five Largest Holdings (% of Net Assets)
US Treasury Note 10/15/06               5.8%
Ford Moter Credit Company 08/15/08      4.2%
Selmer Company, Inc. 05/15/05           3.8%
Tenet Healthcare Corp. 03/01/05         3.2%
Neodata Services, Inc. 05/01/03         3.1%


A hypothetical $10,000 invested in Class A Shares at inception (6/29/87) was worth $20,484.

Note: Performance of Class B and C Shares will be less than the performance shown in this chart for Class A Shares, based on the different loads and fees paid by shareholders investing in the different classes.

Average Annual Total Returns For the Period Ended 4/30/97*
                                                                From Inception
                                6 months    1 year  5 year Inception      Date
Class A (without sales load)       2.61%     9.02%   8.32%     8.10%   6/29/87
Class A**(with sales load)       (2.31)%     3.88%   7.27%     7.56%   6/29/87
LBLGCB***                          1.30%     6.72%   7.50%     8.77%   6/29/87
Class B (without sales load)       2.37%     8.31%       -     6.62%   10/1/95
Class B**(with sales load)       (2.63)%     3.31%       -     4.16%   10/1/95
Class C                            2.42%     8.42%       -     5.27%   10/1/93

* Flexible Income Portfolio performance includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
**   Flexible Income Portfolio Class A Shares performance reflects the maximum sales charge of 4.75%. Flexible Income Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
*** The Lehman Brothers Long Government/Corporate Bond (LBLGCB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.

INVESTMENTS BY INDUSTRY GROUPING AS A PERCENTAGE OF NET ASSETS
                              4/30/97   10/31/96
Basic Materials               3.0%      -
Consumer Cyclical             15.2%     9.1%
Consumer Non-Cyclical         10.6%     4.4%
Financial                     31.2%     45.4%
Industrial                    9.8%      10.5%
Technology                    9.5%      5.6%
Utilities                     2.5%      2.9%
Long-term U.S. Gov't          5.8%      11.4%
Short-term                    10.3%     10.3%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.


Income Plus Portfolio

High-yield bonds outperformed investment-grade bonds during the period by over 400 basis points. This was due to a combination of continued strong technical and fundamental conditions and investors' persistent reach for more yield. The sector also benefited from strong mutual fund cash flow throughout the period along with considerable crossover interest from investment-grade buyers, increased allocations from pension accounts, and significant funding of many collateralized bond obligations. The economy and default rates have, too, been positive attributes which contributed to a positive environment for below-investment-grade bonds. The continued expectation of positive cash flow from mutual funds and other non-traditional sources should provide good support for this sector in the near term.
The investment-grade sector continued to experience interest rate volatility during the final calendar quarter of 1996 and the first quarter of 1997. This was due in large part to the Federal Reserve's efforts to curb the potential for inflation and what it considers "irrational exuberance" on the part of investors. When the Fed raised rates in late March, investment-grade bond spreads finally began to widen from what had become historically tight levels. Dollar denominated bonds issued by foreign entities (Yankee bonds) encountered the most weakness. Additionally, the new issue calendar began to see an increase in activity late in the first quarter. With a number of large deals still in the pipeline for late April and early May, spreads have remained soft and well away from the levels seen in late 1996 and early 1997.
For the six month period ended April 30, 1997, the Portfolio underperformed its benchmark, the Merrill Lynch High Yield Master Index. We invite you to refer to the Portfolio Performance page for details.
An increase in interest rates and/or a deteriorating economy pose the key risks to the Portfolio going forward. Given the historically tight spread levels in both the high-yield and investment-grade markets, economic deterioration could set the stage for underperformance of those bonds with low ratings in both markets. I feel confident addressing this risk, however, as the Portfolio typically does not assume inordinate amounts of credit risk. The key determinate for interest rate risk appears to be inflation expectations. Investors are nervous that an accelerating economy will re-ignite inflation, especially that of wage-induced inflation. I prefer not to attempt a prediction of this outcome, but to react instead to those numerous variables that create bond price movement. Currently, the Portfolio's duration is below that of the blended index which should help mitigate any further rise in interest rates.
I think the outlook for the remainder of fiscal 1997 remains moderately favorable for the Income Plus Portfolio. But while conditions remain favorable for high-yield bonds, they will not be without challenges over the remainder of the year. The most significant threat comes from the Fed. Specifically, during Chairman Greenspan's February 25th testimony, he highlighted high-yield bonds as one sector that "suggested perceptions of low risk, possibly unrealistically low risk." Whether or not we agree with Chairman Greenspan is not the most important issue; rather history and our own experience has taught us that it can be financially unhealthy to fight the Fed. Accordingly, my strategy will be to look for signs that would signal a slowing of the economy. This would provide more solid evidence that a portfolio structured toward higher quality and longer duration is the strategy of choice.

/s/ David R. Halfpap
David R. Halfpap
Income Plus Portfolio Manager

Top Five Industries (% of Net Assets)
Financial - Diversified       7.5%
Banks                         6.0%
Electric                      5.9%
Pipelines                     5.4%
Publishing                    5.3%

Credit Quality (% of Net Assets)
AAA                 -
AA                  -
A                   13.9%
BBB                 48.5%
BB                  15.7%
B                   13.0%
Not Rated           0.5%

Five Largest Holdings (% of Net Assets)
US West Capital Funding, Inc. 02/01/27       4.4%
Inco, Ltd. 06/15/22                          4.0%
Mark IV Industries, Inc. 04/01/03            3.6%
Enron Corp. 07/01/05                         3.6%
Time Warner, Inc. 144A                       3.5%


A hypothetical $10,000 invested in Class A Shares at inception (6/14/85) was worth $30,920.

Note: Performance of Class B and C Shares will be less than the performance shown in this chart for Class A Shares, based on the different loads and fees paid by shareholders investing in the different classes.

Average Annual Total Returns For the Period Ended 4/30/97*
                                                                From Inception
                         6 months  1 year   5 year 10 year Inception      Date
Class A
  (without sales load)      2.68%  10.65%    9.21%   9.87%    10.42%   6/14/85
Class A**
  (with sales load)       (2.20)%   5.39%    8.15%   9.34%     9.96%   6/14/85
MLHYM***                    4.83%  11.58%   11.80%  11.29%    12.19%   6/14/85
Class B
  (without sales load)      2.39%  10.09%        -       -     7.64%   10/1/95
Class B**
  (with sales load)       (2.61)%   5.09%        -       -     5.20%   10/1/95
Class C                     2.43%  10.20%        -       -     6.19%   10/1/93

*    Income Plus Portfolio performance includes dividends and capital gains
reinvested.   Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
**   Income Plus Portfolio Class A Shares performance reflects the maximum sales charge of 4.75%. Income Plus Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
*** The Merrill Lynch High Yield Master (MLHYM) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.

INVESTMENTS BY INDUSTRY GROUPING AS A PERCENTAGE OF NET ASSETS
                         4/30/97   10/31/96
Basic Materials          4.0%      3.9%
Consumer Cyclical        24.7%     25.1%
Consumer Non-Cyclical    11.5%     17.3%
Energy                   11.2%     11.2%
Financial                18.1%     10.7%
Independent              2.8%      -
Industrial               7.5%      15.0%
Technology               4.9%      -
Utilities                10.3%     5.7%
Short-term               3.3%      9.1%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.

Tax-Exempt Portfolio

Bond market participants spent most of the first quarter bracing for a Federal Reserve Board tightening. In anticipation of the March month-end rate increase, bond yields rose in all maturities, and the yield curve flattened slightly. As anticipated, rates were increased, signifying the Fed's commitment to attack any risk of increased inflation. The municipal market also benefited from a continued improvement in credit conditions and limited new issue supply.
In this environment, the Portfolio performed in tandem with its benchmark index, the Lehman Brothers Long Municpal Bond Index. Please refer to the Porfolio Performance page for details.
I believe it's likely that interest rates will be increased an additional 25 basis points at the next Federal Open Market Committee meeting. My reasoning is the recent evidence of the economy's surprisingly strong performance. But later in the year, we expect signs of an economic slowdown to emerge and if they do, the Fed will likely resist further increasing rates in order to prolong the current expansion.
While municipals will continue to take their lead from Treasuries, other factors will play a crucial role in determining how the tax-exempt market fares during the remainder of 1997. Changes in credit conditions, net new issue activity, and the continued prospects for tax reform could all have a meaningful impact on the municipal market this year.
Going forward in 1997, steady demand for tax-exempt bonds could help the municipal market outperform Treasury bonds over time. The trend in municipal underwriting reaffirms this view. Once the market becomes convinced that the Fed is finished its rate tightening cycle, we expect yields to decline sharply-probably during the second half of the year. In anticipation of a rally in bond prices, we are in the process of positioning the Portfolio to benefit fully in this rally.

/s/ Rachel Dennis
Rachel Dennis
Tax-Exempt Portfolio Mananger

Credit Quality (% of Net Assets)
AAA                 33.5%
AA                  28.6%
A                   12.5%
BBB                 4.0%
BB                  -
B                   -
Not Rated           19.6%

Top Five Municipal Concentrations (% of Net Assets)
General Obligations                16.4%
School Districts                   16.3%
University Projects                12.3%
Building Authorities               12.0%
Housing                            8.5%


A hypothetical $10,000 invested in Class A Shares at inception (4/1/85) was worth $24,189.

Note: Performance of Class B and C Shares will be greater or less than the performance shown in this chart for Class A Shares, based on the different loads and fees paid by shareholders investing in the different classes.

Average Annual Total Returns For the Period Ended 9/30/96*
                                                                From Inception
                         6 months  1 year 5 year   10 year Inception      Date
Class A
  (without sales load)      2.05%   6.75%  5.88%     7.01%     8.02%    4/1/85
Class A**
  (with sales load)       (2.81)%   1.66%  4.86%     6.48%     7.58%    4/1/85
LBLMB***                    2.02%   6.65%  7.15%     8.57%     9.31%    4/1/85
Class B
  (without sales load)      1.62%   6.05%      -         -     4.85%   10/1/95
Class B**
  (with sales load)       (3.38)%   2.06%      -         -     2.38%   10/1/95
Class C                     1.80%   6.45%      -         -     4.15%   10/1/93

*    Tax-Exempt Portfolio performance includes dividends and capital gains
reinvested.   Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results. Periods less than one year represent total return and are not annualized.
**   Tax-Exempt Portfolio Class A Shares performance reflects the maximum sales charge of 4.75%. Tax-Exempt Portfolio Class B Shares reflects the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after 6 years).
*** The Lehman Brothers Long Municipal Bond (LBLMB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A.

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.


April 30, 1997
SCHEDULE OF INVESTMENTS (unaudited)
AGGRESSIVE GROWTH PORTFOLIO
         Shares  Description                                     Value
COMMON STOCK  (94.5%)
Basic Materials (0.7%)
Precious Metals
         8,000   Titanium Metals Corp. *                     $207,000

Consumer Cyclical (12.2%)
Clothing/Fabric (2.9%)
         4,400   Cintas Corp.                                 240,900
         5,700   Gucci Group NV #                             395,438
         5,500   Tommy Hilfiger Corp. *                       218,625
                                                              854,963

Entertainment (2.3%)
         7,900   Carnival Corp.                               291,313
        18,000   International Game Technology                285,750
         5,000   Mirage Resorts, Inc. *                       100,625
                                                              677,688

Footwear (0.5%)
         3,300   Nine West Group, Inc. *                      130,763

Restaurants (1.1%)
         7,700   Boston Chicken, Inc. *                       183,838
         7,200   Lone Star Steakhouse & Saloon, Inc. *        142,200
                                                              326,038

Retailers - Broadline (1.6%)
        17,000   Wal-Mart Stores, Inc.                        480,250

Retailers - Drug Based (0.6%)
         4,000   Rite Aid Corp.                               184,000

Retailers - Specialty (3.2%)
        16,000   Home Depot, Inc.                             928,000

Consumer Non-Cyclical (20.3%)
Beverages (0.3%)
         2,300   PepsiCo, Inc.                                 80,213

Consumer Services (2.0%)
        18,350   CUC International, Inc. *                    387,644
         2,200   Loewen Group, Inc.                            63,250
         4,200   Service Corp. International                  143,850
                                                              594,744

Cosmetics (3.2%)
        11,000   The Gillette Company                         935,000

Food - Other (1.2%)
         4,700   Nabisco Holdings Corp. Class A               180,363
         2,200   Pioneer Hi Bred International, Inc.          155,375
                                                              335,738

Healthcare (1.1%)
         4,700   Oxford Health Plans, Inc. *                  309,613

Household Products  (2.5%)
         1,500   Colgate-Palmolive Company                    166,500
        17,600   Sunbeam Corp.                                558,800
                                                              725,300

Medical Supplies (0.6%)
         4,000   Becton, Dickinson & Company                  184,000

Pharmaceuticals (9.4%)
         5,000   BioChem Pharma, Inc. *                       $89,922
         2,400   Bristol-Myers Squibb Company, Inc.           157,200
         9,900   Eli Lilly and Company                        869,963
         2,000   McKesson Corp.                               144,750
        10,300   Merck and Company, Inc.                      932,150
         1,500   Pfizer, Inc.                                 144,000
         4,300   Warner-Lambert Company, Inc.                 421,400
                                                            2,759,385

Energy (5.1%)
Oil Drilling  (1.1%)
        14,000   Reading & Bates Corp. *                      313,250

Oilfield Equipment and Services (4.0%)
         4,800   Halliburton Company                          339,000
         5,200   Schlumberger, Ltd.                           575,900
         4,000   Smith International, Inc. *                  189,500
         1,700   Tidewater, Inc.                               68,213
                                                            1,172,613

Financial (12.1%)
   Banks (3.4%)
         2,700   Chase Manhattan Corp.                        250,088
         6,600   Citicorp                                     743,325
                                                              993,413

Diversified (2.0%)
         5,000   Equifax, Inc.                                143,750
        20,000   The Money Store, Inc.                        432,500
                                                              576,250

Insurance (2.8%)
         6,500   American International Group, Inc.           835,250

Securities Brokers (3.9%)
         8,000   Charles Schwab Corp.                         293,000
        13,500   Morgan Stanley Group, Inc.                   852,188
                                                            1,145,188

Independent (1.4%)
   Conglomerate
         5,800   AlliedSignal, Inc.                           419,050

Industrial (7.6%)
Containers and Packaging (0.5%)
         4,000   Avery Dennison Corp.                         147,000

Diversified (4.8%)
         7,000   General Electric Company                     776,125
         3,500   Monsanto Company                             149,625
         6,200   United Technologies Corp.                    468,875
                                                            1,394,625

Electronic Components and Equipment (0.5%)
         5,400   Kulicke and Soffa Industries, Inc. *         150,863

Pollution Control (1.8%)
         8,600   U.S.A. Waste Services, Inc. *                281,650
         7,000   United Waste Systems, Inc. *                 236,250
                                                              517,900

Technology (33.9%)
Advanced Medical Devices (1.0%)
         4,000   Hologic, Inc. *                              $83,000
         3,000   Medtronic, Inc.                              207,750
                                                              290,750

Aerospace/Defense (3.6%)
         5,500   Gulfstream Aerospace Corp. *                 140,250
         3,000   Sunstrand Corp.                              146,250
         7,700   The Boeing Company                           759,413
                                                            1,045,913

Communications (5.5%)
         9,100   Cisco Systems, Inc. *                        470,925
         9,600   Motorola, Inc.                               549,600
         5,200   ParGain Technologies, Inc. *                 135,200
        11,000   Tellabs, Inc. *                              438,625
                                                            1,594,350

Computers (6.5%)
         8,300   Adaptec, Inc. *                              307,100
        10,500   Hewlett-Packard Company                      551,250
         9,900   Seagate Technology, Inc. *                   454,163
         3,700   International Business Machines Corp.        594,775
                                                            1,907,288

Diversified (0.6%)
         5,484   First Data Corp.                             189,190

Semiconductors (10.5%)
         8,600   Altera Corp. *                               426,238
         5,200   Applied Materials, Inc. *                    285,350
         4,300   Intel Corp.                                  658,438
         8,700   Linear Technology Corp.                      437,175
         4,400   Maxim Integrated Products, Inc. *            232,650
         3,900   Micron Technology, Inc.                      137,475
         5,100   Texas Instruments, Inc.                      455,175
         8,900   Xilinx, Inc. *                               436,100
                                                            3,068,600

Software (6.2%)
         7,200   Electronics For Imaging, Inc. *              282,600
         6,500   Microsoft Corp. *                            789,750
        15,300   Oracle Systems Corp. *                       608,175
         2,900   Parametric Technology Corp. *                131,225
                                                            1,811,750

Utilities (1.2%)
      Telephone
        14,500   WorldCom, Inc. *                             348,000

Total Common Stock (cost $24,388,150)                      27,633,939

CONVERTIBLE PREFERRED STOCK  (1.4%)
Technology
    Diversified
         6,400   Nokia Corp. #  (cost $358,189)               413,600

      Principal  Description                                     Value
SHORT-TERM SECURITIES (4.7%)
Commercial Paper (2.7%)
      $300,000   Merrill Lynch & Company, Inc.
                          5.420%  5-6-97                     $299,774
       500,000   Rembrandt International Holding Company
                          5.580%  5-12-97                     499,148
                                                              798,922

Repurchase Agreement (2.0%)
       577,414   State Street Bank & Trust ***
                          4.250%  Repurchase Agreement
                          dated 4-30-97 to be repurchased
                          at $577,481 on 5-1-97               577,414

Total Short-Term Securities (cost $1,376,336)               1,376,336

Total Investments (100.6%) (cost $26,122,675)              29,423,875
Liabilities in Excess of Other Assets (-0.6%)                (166,414)
Net Assets (100.0%)                                        $29,257,461


April 30, 1997
SCHEDULE OF INVESTMENTS (unaudited)
INTERNATIONAL EQUITY PORTFOLIO
         Shares  Description                                     Value
COMMON STOCK  (89.8%)
Basic Materials  (5.5%)
Chemicals   (3.3%)
           346   BASF AG +                                    $13,289
           280   BOC Group PLC +                                4,303
             6   Ciba Specialty Chemicals AG + *                  518
         1,000   Shin-Etsu Chemical Company, Ltd. +            20,162
         2,000   Toray Industries, Inc. +                      12,444
                                                               50,716
Forest Products  (0.1%)
           200   Ammb Holding Bnd +                             1,331

Other Non-Ferrous  (0.1%)
           110   PT Tambang Timah #                             1,815

Paper Products  (0.4%)
         1,800   Arjo Wiggins Appleton PLC +                    5,295

Precious Metals  (0.8%)
           390   Hoganas AB +                                  11,698

  Steel  (0.8%)
         9,042   Iscor, Ltd. +                                  6,261
           300   Tokyo Steel Manufacturing Company +            3,213
           200   Usinor Sacilor +                               3,026
                                                               12,500
Consumer, Cyclical  (15.8%)
Airlines  (0.8%)
           864   Airtours PLC +                                12,856

Auto Manufacturers  (2.5%)
         2,000   Mitsubishi Motors Corp. +                     13,862
         2,500   PT Astra International +                       9,156
           140   Tata Engineering & Locomotive, Ltd. +          1,733
            20   Volkswagen AG + *                             12,699
                                                               37,450
Auto Parts and Equipment  (3.4%)
           305   Autoliv AB +                                  11,114
         1,020   LucasVarity PLC + *                            3,075
            90   Michelin Generale de Etablissments + *         5,035
         1,000   Suzuki Motor Company Limited +                10,632
           342   Valeo SA +                                    21,120
                                                               50,976
Broadcasting  (0.3%)
         1,000   Television Broadcasts, Ltd. +                  4,105

Clothing/Fabric  (0.1%)
            15   Gucci Group NV #                               1,041

Consumer Electronics  (2.4%)
            90   Electrolux AB + *                              5,169
         1,000   Matsushita Electric Industrial Company, Ltd.+ 15,988
           200   Sony Corp. +                                  14,555
                                                               35,712
Entertainment  (1.7%)
         1,101   Granada Group PLC +                           15,926
           199   PolyGram NV +                                  9,769
                                                               25,695
Footwear  (0.8%)
           115   Adidas AG +                                   11,937

Home Construction (0.7%)
         1,000   Daiwa House Industry Company, Ltd. +          11,184

Home Furnishings (0.1%)
            44   Industrie Natuzzi SpA #                         $979

Lodging  (0.1%)
         1,000   Hong Kong & Shanghai Hotels, Ltd. +            1,452

Publishing  (2.0%)
           471   Elsevier NV +                                  7,554
           598   Reed International PLC +                      11,056
           366   VNU-Verenigde Nederlandse
                     Uitgeversbedrijven Verenigd Bezit +        7,582
            39   Wolters Kluwer NV +                            4,629
                                                               30,821
Retailers -  Specialty (0.3%)
           530   Dixons Group PLC +                             4,359

   Toys  (0.6%)
           260   EMI Group PLC + *                              5,172
         1,500   Thorn EMI PLC +                                4,157
                                                                9,329
Consumer, Non-Cyclical  (15.1%)
Beverages  (2.6%)
           450   Coca-Cola Amatil, Ltd. +                       5,148
         1,600   Fomento Economico Mexicano, SA de C.V. +       7,509
           650   Guinness PLC +                                 5,388
           271   Panamerican Beverages, Inc. Class A            7,859
         1,000   San Miguel Corp. Class B +                     2,882
         1,000   Sapporo Breweries +                            7,002
           340   Whitbread PLC +                                4,244
                                                               40,032
Consumer Services  (0.9%)
         2,484   Cordiant PLC + *                               5,248
           171   Vendex International NV +                      8,130
                                                               13,378
Food - Other  (2.9%)
         5,289   Burns, Philip & Company, Ltd. +                8,791
           130   Cultor OY +                                    7,059
           126   Danisco A/S +                                  7,312
           110   Gruma SA +                                       519
         1,000   Mycal Corp. +                                 12,286
             7   Nestle SA + *                                  8,518
                                                               44,485
Food Retailers  (1.8%)
            23   Carrefour SA +                                14,377
            27   Promodes +                                     9,120
           720   Tesco PLC +                                    4,178
                                                               27,675
Household Products  (0.5%)
           310   Moulinex + *                                   7,174

Pharmaceuticals  (6.4%)
           301   F. H. Faulding & Company, Ltd. +               1,860
           156   Gehe AG +                                     10,329
           260   Glaxo Wellcome PLC +                           5,128
         3,364   Medeva PLC +                                  16,402
            29   Novartis + *                                  38,285
             3   Roche Holding AG +                            25,391
                                                               97,395
Energy  (4.6%)
Oil Companies - Major  (1.4%)
            71   Elf Aquitaine SA +                             6,894
           458   ENI SpA +                                      2,328
           272   Repsol SA + *                                 11,424
                                                               20,646

Oil Companies - Secondary  (1.9%)
           760   Edison SpA +                                  $4,036
           305   Total SA +                                    25,323
                                                               29,359
Oil Drilling  (1.0%)
            30   OEMV AG +                                      3,274
         1,485   Saipem SpA +                                   7,021
           240   Shell Transport & Trading Company +            4,252
                                                               14,547
Oilfield Equipment and Services (0.3%)
           153   Coflexip SA #                                  4,131

Financial  (16.0%)
 Banks  (11.1%)
           110   ABN AMRO Holdings NV +                         7,571
            45   Alpha Credit Bank +                            3,202
            20   Alpha Credit Bank Rights +                       147
           168   Banco Bilbao Vizcaya SA +                     11,326
           417   Banco Comercial Portugues SA +                 6,354
            35   Banco de Santander SA +                        2,638
            82   CLF-Dexia France +                             7,596
           280   Commerzbank AG +                               7,561
           127   Den Danske Bank +                             10,998
           200   Dresdner Bank AG +                             3,209
         1,000   Fuji Bank, Ltd. +                             11,262
            21   Generale de Banque SA +                        8,723
           814   HSBC Holdings PLC +                           20,595
         1,050   Lloyds TSB Group PLC +                         9,625
           200   Metropolitan Bank & Trust Company + *          4,096
         1,200   National Australia Bank, Ltd. +               16,434
         2,000   Oversea-Chinese Banking Corp., Ltd. +         23,363
         1,000   Sumitomo Bank +                               11,420
           300   Thai Farmers Bank +                            1,815
                                                              167,935
Diversified  (2.0%)
           560   Credit Saison Company, Ltd. +                 10,762
           313   ING Groep NV +                                12,308
           385   Merita, Ltd. +                                 1,253
         1,000   New World Development Company, Ltd. +          5,770
                                                               30,093
Insurance  (1.8%)
            85   AXA-UAP +                                      5,236
           127   Corporacion Mapfre +                           6,657
           320   General Accident PLC +                         4,577
            65   Pohjola Insurance Group +                      1,852
             5   Schweizerische Rueckversicherungs
                     Gesellschaft +                             5,799
            11   Zurich Versicherungs Gesellschaft +            3,619
                                                               27,740
Real Estate  (1.1%)
           720   British Land Company PLC +                     6,776
         1,000   Cheung Kong, Ltd. +                            8,778
         1,000   Lai Sun Development Company, Ltd. +            1,220
                                                               16,774
Independent  (1.8%)
Conglomerates
         1,160   BTR PLC +                                      4,760
           295   Grupo Carso SA de C.V. # *                     3,518
           100   Kinnevik Investments AB B-Free +               2,597
           875   Perez Companc SA +                             7,045
         2,020   Tomkins PLC + *                                8,749
                                                               26,669

Industrial  (13.7%)
Building Materials  (0.4%)
           760   BPB PLC +                                     $4,107
         3,000   PT Mulia Industrindo +                         1,883
                                                                5,990
Diversified  (3.8%)
           270   Bombardier, Inc. Class B #                     5,471
           627   Brambles Industries, Ltd. +                   11,351
           680   General Electric Company PLC +                 4,056
         1,000   Ishikawajima-Harima Heavy Industries
                     Company, Ltd. +                            3,725
            57   Mannesman AG + *                              22,453
            99   Oerlikon-Buehrle Holding AG + *                9,826
                                                               56,882
Electronic Components and Equipment  (3.5%)
            12   ABB AG +                                      14,562
           500   Johnson Electric Holdings, Ltd. +              1,355
         1,280   National Grid Group PLC + *                    4,650
           900   Siebe PLC +                                   13,340
         1,000   Sumitomo Electric Industries +                13,547
           190   Unilever NV +                                  5,010
                                                               52,464
Factory Equipment  (2.2%)
           143   Schneider SA +                                 8,071
            96   SGL Carbon AG +                               13,490
            14   Sulzer AG +                                    9,660
           150   Valmet Corp. OY +                              2,539
                                                               33,760
Heavy  Construction (0.2%)
            41   Flughafen Wien AG +                            1,699
             1   Holderbank Financiere Glarus AG +                780
                                                                2,479
Heavy Machinery  (0.4%)
         1,000   NSK Limited +                                  6,033

Other Industrial Services  (1.4%)
           920   BAA PLC +                                      7,648
            89   VA Technologie AG +                           13,826
                                                               21,474
Railroads  (1.2%)
             2   East Japan Railway Company + *                 8,647
         1,284   Railtrack Group PLC + *                        9,714
                                                               18,361
Transportation Equipment  (0.6%)
           190   IHC Caland NV + *                              9,395

Technology  (11.3%)
Advanced Medical Devices  (0.2%)
            33   Fresenius AG +                                 2,929

Aerospace/Defense  (0.3%)
           250   British Aerospace PLC +                        5,327

Communications  (4.4%)
           119   Alcatel Alsthom +                             13,248
         1,150   British Telecommn PLC +                        8,458
             2   DDI Corp.+                                    13,279
           107   ECI Telecom, Ltd.                              2,341
            68   L.M. Ericsson Telephone Company Class B +      2,152
            97   Netcom Systems AB +                            1,325
             1   Nippon Telegraph & Telephone Corp. +           7,049
            77   Telecommunicacoes Brasileiras SA #             8,836
         1,000   Uniden Corp. +                                10,160
                                                               66,848

Computers  (0.8%)
         1,000   NEC Corp. + *                                $12,208

Diversified  (3.3%)
           128   Compagnie Generale des Eaux + *               17,851
           208   Philips Electronics NV +                      10,873
           213   Siemens AG +                                  11,560
         2,699   Stet Societa' Finanziaria Telefonica SpA +    10,022
                                                               50,306
Office Equipment  (1.6%)
         1,000   Canon, Inc.                                   23,706

Software  (0.7%)
           202   Baan Company NV + *                           10,601

Utilities  (6.0%)
Electric (2.9%)
            64   BSES, Ltd. #                                   1,504
         1,000   China Light & Power Company, Ltd. +            4,505
           250   Electricas Reunidas de Zaragoza SA +           8,564
           630   Korea Electric Power Corp. #                  10,710
           352   VEBA AG +                                     18,290
                                                               43,573
     Gas (0.1%)
         1,000   Osaka Gas Company +                            2,394

Telephone  (2.3%)
         7,556   Telecom Italia Mobile SpA +                   23,795
           444   Telefonica del Peru SA #                      10,656
                                                               34,451
  Water  (0.7%)
            51   Lyonnaise des Eaux SA +                        4,619
           500   Severn Trent PLC +                             6,156
                                                               10,775

Total Common Stock (cost $1,342,542)                        1,359,240

CONVERTIBLE PREFERRED STOCK  (0.7%)
Technology
    Diversified
           162   Nokia Corp. +  (cost $10,378)                 10,120

NON-CONVERTIBLE PREFERRED STOCK  (0.2%)
Technology
Advanced Medical Devices
            48   Fresenius Medical Care AG + *  (cost $3,615)   3,525

      Principal  Description                                     Value
SHORT-TERM SECURITIES (11.4%)
Repurchase Agreement (3.9%)
       $59,004   State Street Bank & Trust ***
                          4.250%  Repurchase Agreement
                          dated 4-30-97 to be repurchased
                          at $59,011 on 5-1-97                $59,004

Time Deposit (7.5%)
       113,000   State Street Bank & Trust ***
                          4.750%  Euro Time Deposit
                          dated 4-30-97 to mature
                          at $113,015 on 5-2-97               113,000

Total Short-Term Securities (cost $172,004)                   172,004

Total Investments (102.1%) (cost $1,528,539)                1,544,889


       Notional
         Amount  Description                                     Value
UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
   CURRENCY CONTRACTS (4.9%) @
D      403,969    German Deutschemark 5-12-97   Sell            1,880
D      117,847    German Deutschemark 5-12-97    Buy             (261)
J   16,025,940    Japanese Yen 5-12-97          Sell              768
J    3,881,029    Japanese Yen 5-12-97           Buy              (64)
Total Unrealized Gain(Loss) on Forward
       Foreign Currency Contracts                               2,323

Liabilities in Excess of Other Assets (-7.0%)                 (33,603)
Net Assets (100.0%)                                         $1,513,609

April 30, 1997
SCHEDULE OF INVESTMENTS (unaudited)
CAPITAL APPRECIATION PORTFOLIO
         Shares  Description                                     Value
COMMON STOCK  (86.4%)
Basic Materials (1.3%)
Chemicals (0.3%)
           900   BetzDearborn, Inc.                           $57,600

Mining (1.0%)
         6,200   Minerals Technology, Inc.                    217,775

Consumer, Cyclical (37.5%)
Auto Parts and Equipment  (1.0%)
         6,250   O'Reilly Automotive, Inc. *                  218,750

Broadcasting (0.5%)
         3,150   Univision Communications, Inc. *             107,100

Entertainment  (3.8%)
        16,200   Family Golf Centers, Inc. *                  330,075
         7,425   Premier Parks, Inc. *                        219,965
         9,475   Regal Cinemas, Inc. *                        258,194
                                                              808,234

Lodging (3.7%)
         7,225   Choice Hotel International, Inc. *           101,150
        11,450   HFS, Inc. *                                  678,412
                                                              779,562

Restaurants (16.7%)
        76,837   J. D. Wetherspoon PLC +                    1,454,889
        29,093   Papa John's International, Inc. *            749,145
       123,524   PizzaExpress PLC +                         1,382,257
                                                            3,586,291

Retailers - Specialty (11.8%)
        38,200   Fastenal Company                           1,489,800
         3,150   MSC Industrial Direct Company *               96,863
        43,115   Petco Animal Supplies, Inc. *                921,583
                                                            2,508,246

Consumer, Non-Cyclical (12.0%)
Consumer Services (4.7%)
        24,350   Apollo Group, Inc. Class A *                 654,406
        13,600   Coinmach Laundry Corp. *                     234,600
         6,900   Profit Recovery Group International *         98,325
           575   Strayer Education, Inc.                       14,806
                                                            1,002,137

Food - Other (0.6%)
         4,350   JP Foodservice, Inc. *                       121,256

Healthcare (0.8%)
        15,675   Karrington Health, Inc. *                    172,425

Medical Supplies (2.2%)
         9,750   Boston Scientific Corp.                      470,437

Pharmaceuticals (3.7%)
        15,425   Omnicare, Inc.                               375,984
         8,250   Teva Pharmaceutical Industries, Ltd.         418,688
                                                              794,672

Financial (12.3%)
Banks (1.5%)
        13,904   Lloyds TSB Group PLC +                      $127,454
         1,025   Regions Financial Corp.                       58,169
           350   First Empire State Corp.                     112,700
           285   IBS Financial Corp.                            4,239
           800   First Defiance Financial Corp.                10,200
                                                              312,762

Diversified (0.8%)
         2,275   Associates First Capital Corp.               116,594
         3,225   Medallion Financial Corp.                     57,244
                                                              173,838

Insurance (4.3%)
         1,375   Progressive Corp.                            104,672
         2,150   Travelers Group, Inc.                        119,056
         9,575   Protective Life Corp.                        423,694
         4,500   UCI, Inc. *                                  119,250
         4,650   Western National Corp.                       119,737
         1,100   Nationwide Financial Services, Inc. *         29,150
                                                              915,559

Real Estate (3.5%)
        42,850   Insignia Financial Group, Inc. *             749,875

Savings & Loans (0.3%)
           675   Affiliated Community Bancorp, Inc.            16,875
         1,000   FFVA Financial Corp.                          21,250
         1,100   Flushing Financial Corp.                      20,350
                                                               58,475

Securities Brokers (1.7%)
         9,950   Charles Schwab Corp.                         364,419

U.S. Government Agencies (0.2%)
         1,300   Federal Agricutural Mortgage Corp. *          37,700

Industrial (17.2%)
Building Materials (1.7%)
        20,000   Barnett, Inc. *                              370,000

Containers and Packaging (2.6%)
        11,800   Sealed Air Corp. *                           545,750

Electronic Components and Equipment (2.5%)
        11,675   Littlefuse, Inc. *                           524,669

Other Industrial Services (4.5%)
        10,175   Paychex, Inc.                                476,317
         2,500   Robert Half International, Inc. *             98,125
        15,950   Trigen Energy Corp.                          388,781
                                                              963,223

Pollution Control (3.0%)
        14,125   Culligan Water Technologies, Inc. *          577,359
         9,202   Rentokil Group PLC +                          60,497
                                                              637,856

Railroads (2.9%)
        18,825   Wisconsin Central Transportation Corp. *     616,519

Technology (6.1%)
Advanced Medical Devices (2.9%)
           225   DENTSPLY International, Inc.                 $11,138
        15,425   Sofamor Danek Group, Inc. *                  601,575
                                                              612,713

Communications (2.6%)
        11,975   CommNet Cellular, Inc. *                     308,356
        32,735   PriCellular Corp. *                          243,467
                                                              551,823

 Diversified (0.6%)
         8,150   DepoTech, Inc. *                             119,194

Total Common Stock (cost $17,188,378)                      18,398,860

     Principal   Description                                     Value
SHORT-TERM SECURITIES (13.8%)
United States Government Agencies (7.0%)
                 Federal Home Loan Mortgage Acceptance Corp.
      $500,000            5.410%  5-13-97                     499,098
       500,000            5.420%  6-30-97                     495,484
       500,000            5.500%  7-2-97                      495,264
                                                            1,489,846

Commercial Paper (6.6%)
                 Ford Motor Credit Corp.
       500,000            5.550%  7-11-97                     494,527
       400,000            5.600%  5-1-97                      400,000
       500,000   Household Finance Company
                          5.580%  5-1-97                      500,000
                                                            1,394,527

Repurchase Agreement (0.2%)
        50,904   State Street Bank & Trust ***
                          4.250% Repurchase Agreement
                          dated 4-30-97 to be repurchased
                          at $50,910 on 5-1-97                 50,904

Total Short-Term Securities (cost $2,935,277)               2,935,277

Total Investments (100.2%) (cost $20,123,655)              21,334,137

       Notional
         Amount  Description                                     Value
UNREALIZED GAIN(LOSS) ON FORWARD
FOREIGN CURRENCY CONTRACTS (0.1%) @
B        4,079   British Pound 5-1-97   Sell                      $(2)
B        1,368   British Pound 5-2-97   Sell                       (3)
B       37,529   British Pound 5-7-97    Buy                     (266)
B      150,000   British Pound 5-27-97  Sell                    8,600
B        2,000   British Pound 6-4-97   Sell                       96
B       75,000   British Pound 7-18-97  Sell                    3,495
B      290,000   British Pound 7-24-97  Sell                   10,636
B      650,000   British Pound 7-24-97  Sell                   11,776
B      120,000   British Pound 7-28-97  Sell                     (345)
B      210,000   British Pound 8-20-97  Sell                   (5,299)
B      152,000   British Pound 9-11-97  Sell                   (3,340)
Total Unrealized Gain(Loss) on Forward Foreign
     Currency Contracts                                        25,348

Liabilities in Excess of Other Assets (-0.3%)                 (73,462)
Net Assets (100.0%)                                        $21,286,023

April 30, 1997
SCHEDULE OF INVESTMENTS (unaudited)
GLOBAL PORTFOLIO
         Shares  Description                                     Value
COMMON STOCK (90.6%)
Basic Materials (4.3%)
Chemicals (4.2%)
         8,880   Akzo Nobel NV #                           $1,145,689
        12,238   Akzo Nobel NV 144A +                       1,578,934
        96,352   BASF AG +                                  3,700,746
         4,203   Ciba Specialty Chemicals AG + *              362,869
         1,991   Clariant AG +                              1,142,355
         8,100   E.I. Du Pont de Nemours and Company          859,612
                                                            8,790,205
 Mining (0.1%)
         6,065   De Beers Centenary AG +                      218,165

Consumer Cyclical (13.1%)
Airlines (0.3%)
           652   Swissair AG + *                              571,775

Auto Manufacturers (4.7%)
         1,292   Bayerische Motoren Werke (BMW) AG +        1,051,949
        71,000   Honda Motor Company, Ltd. +                2,203,198
        10,765   Mahindra & Mahindra, Ltd. #                  133,755
        44,375   New Holland NV #                             981,797
        63,214   Tata Engineering & Locomotive, Ltd. 144A #   776,738
        23,600   Tata Engineering & Locomotive, Ltd. #        288,510
         7,150   Volkswagen AG + *                          4,539,815
                                                            9,975,762
Auto Parts and Equipment (1.0%)
        12,680   Bajaj Auto, Ltd. #                           416,538
        80,701   LucasVarity PLC + *                          243,308
        24,458   Michelin Generale de Etablissments + *     1,368,171
                                                            2,028,017
Broadcasting (1.4%)
        33,975   CanWest Global Communications Corp.          454,416
        30,951   Central European Media Enterprises, Ltd.
                      Class A # *                             878,235
        61,575   Grupo Televisa SA #                        1,423,922
        25,120   Pearson PLC +                                289,263
                                                            3,045,836
Clothing/Fabric (1.0%)
        27,096   Adolfo Dominguez SA +                        928,231
         5,322   Eurobike +                                   140,952
         9,488   Wolford AG +                                 977,879
                                                            2,047,062
Consumer Electronics (1.2%)
         2,075   Sony Corp. #                                 152,253
        32,400   Sony Corp. +                               2,357,848
         2,788   Tandberg Television ASA + *                   22,349
                                                            2,532,450
Entertainment (0.1%)
         1,606   London Clubs International PLC +              10,102
        16,000   Yamaha Motor Company, Ltd. +                 142,396
                                                              152,498
Footwear (1.5%)
        15,812   Adidas AG +                                1,641,273
        22,176   Merkantildata A/S +                          405,440
        19,750   Nike, Inc. Class B                         1,110,937
                                                            3,157,650
Home Furnishings (0.2%)
        14,650   Industrie Natuzzi SpA #                      325,962

 Lodging (0.3%)
         4,700   East India Hotels, Ltd. #                     76,939
         6,119   Indian Hotels Company, Ltd. #                146,061
        10,857   Sol Melia, SA + *                            372,674
                                                              595,674
Publishing (1.2%)
        21,551   Wolters Kluwer NV +                        2,557,828

Recreation Products - Other (0.2%)
        18,140   Amer Group, Ltd. +                           310,880
            27   Kuoni Reisen AG +                             77,825
                                                              388,705
Retailers - Apparel (0.0%)
         1,888   Cortefiel SA +                                60,797

Consumer Non-Cyclical (15.6%)
Beverages (0.5%)
       770,000   Companhia Cervejaria Brahma +                524,391
       109,100   Fomento Economico Mexicano
                      SA de C.V. +                            512,007
                                                            1,036,398
Consumer Services (0.3%)
           971   Azkoyen SA +                                 145,695
         3,120   Grand Optical Photoservice SA +              465,096
                                                              610,791
Cosmetics (0.6%)                                                    .
        41,025   Grupo Casa Autrey SA #                       712,809
        39,000   Shiseido Company, Ltd. +                     559,030
                                                            1,271,839
Food - Other (3.5%)
       124,428   Compass Group PLC 144A +                   1,373,161
        17,001   Nutricia NV +                              2,583,205
       695,730   Parmalat Finanziaria SpA +                 1,013,110
        12,953   Raision Tehtaat OY +                       1,075,010
       101,255   Sardus AB +                                  924,025
         7,000   Tele Pizza SA + *                            321,332
                                                            7,289,843
Food Retailers (0.3%)
        15,325   Disco SA # *                                 475,075
         4,725   Santa Isabel SA # *                          115,172
                                                              590,247
Healthcare (0.4%)
       181,154   London International Group PLC +             531,445
        13,650   Vivra, Inc. *                                353,194
                                                              884,639
Household Products (0.1%)
         2,442   Hunter Douglas NV +                          199,583

Medical Supplies (0.2%)
         8,550   Boston Scientific Corp.                      412,537

Pharmaceuticals (9.3%)
           235   Ares-Serono Group +                          315,996
        26,250   Bristol-Myers Squibb Company, Inc.         1,719,375
        81,350   Eisai Company, Ltd. +                      1,409,546
        18,834   Gehe AG +                                  1,247,032
        62,930   Glaxo Wellcome PLC +                       1,241,169
         3,942   Novartis + *                               5,204,190
         6,150   Omnicare, Inc.                               149,906
         4,325   Pfizer, Inc.                                 415,200
        20,700   Rhone-Poulenc Rorer, Inc. #                1,492,987
           522   Roche Holding AG +                         4,418,015
         2,225   SmithKline Beecham PLC #                     179,391
        28,098   SmithKline Beecham PLC Class A +             452,795
        36,000   Takeda Chemical Industries, Ltd. +           830,747
         8,125   Teva Pharmaceutical Industries, Ltd.         412,344
                                                           19,488,693

 Tobacco (0.4%)
       228,500   PT Hanjaya Mandala Sampoerna +              $919,172

Energy (1.7%)
Oil Companies - Major (1.2%)
        14,892   Elf Aquitaine SA +                         1,445,900
        42,950   YPF Sociedad Anonima SA #                  1,186,494
                                                            2,632,394
Oil Companies - Secondary (0.5%)
         6,250   Lukoil Holding Company # *                   352,187
         9,100   Tatneft 144A # *                             682,500
                                                            1,034,687
Financial (12.9%)
  Banks (10.1%)
         7,880   Amtssparekassen Fyn A/S +                    478,864
        25,472   Banco Frances del Rio la Plata SA #          773,712
         8,725   BankAmerica Corp.                          1,019,734
         6,650   Bank of New York Company, Inc.               262,675
        40,549   Banque Nationale de Paris + *              1,732,001
        85,711   Barclays PLC +                             1,599,234
        19,800   Citicorp                                   2,229,975
         1,653   CLF-Dexia France +                           153,121
         8,793   Credit Communal Holding/Dexia + *            874,619
       316,482   Credito Italiano +                           444,198
        12,484   Credit Suisse Group +                      1,408,799
        63,510   Deutsche Bank AG + *                       3,356,742
        30,897   Deutsche Pfandbrief & Hypothekenbank AG +  1,675,903
        54,295   Equitable Banking Corp. +                    212,074
         5,442   Jyske Bank +                                 431,573
       157,195   Lloyds TSB Group PLC +                     1,440,958
        12,000   Mitsui Trust & Banking Company + *            68,426
        23,835   Nordbanken AB +                              733,151
         7,338   Societe Generale +                           823,236
        27,559   Sparbanken Sverige AB +                      492,439
           497   Spar Nord Holding A/S +                       20,613
        21,000   Sumitomo Trust & Banking Company Ltd. + *    173,663
         3,158   Wells Fargo & Company                        842,396
                                                           21,248,106
Diversified (1.7%)
         1,971   Compagnie Bancaire SA +                      260,343
         1,503   FIH A/S Class B +                             36,078
        11,000   First Pacific Company, Ltd. +                 13,135
       183,830   Grupo Financiero Inbursa SA Class B +        629,111
        48,751   Investment Bure AB +                         615,999
        55,000   Nomura Securities Company, Ltd. +            615,106
       172,153   Stet Societa' Finanziaria Telefonica SpA +   814,982
        12,610   Sydbank A/S +                                590,054
                                                            3,574,808
Real Estate (1.1%)
       112,000   Mitsui Estate Company, Ltd. +              1,411,357
        87,000   Mitsui Fudosan Company, Ltd. +               993,542
                                                            2,404,899
Independent (1.4%)
Conglomerates
         4,961   Barco NV +                                   846,525
        68,917   Grupo Carso SA de C.V. +                     397,131
        47,000   Hutchison Whampoa, Ltd. +                    348,863
        49,080   Kinnevik Investments AB B-Free +           1,274,765
                                                            2,867,284
Industrial (13.2%)
Building Materials (0.3%)
     1,686,000   Hi Cement Corp. +                            562,639

Containers and Packaging (0.0%)
        24,380   Victrex PLC +                                 65,183

Diversified (0.8%)
         5,948   Incentive AB +                              $390,966
         5,480   Koninklijke Nedlloyd Groep NV +              125,912
        24,300   Monsanto Company                           1,038,825
           375   Raychem Corp.                                 24,187
                                                            1,579,890
Electronic Components and Equipment (1.7%)
       217,483   Electrocomponents PLC +                    1,396,227
         1,614   Le Carbone-Lorraine +                        383,462
        32,828   Pricer AB B Shares + *                     1,039,099
        20,550   UCAR International, Inc. *                   863,100
                                                            3,681,888
Factory Equipment (0.9%)
         2,968   SGL Carbon AG +                              417,061
         1,891   Sulzer AG +                                1,304,803
         4,593   Tomra Systems ASA +                           89,141
                                                            1,811,005
Heavy Construction (0.2%)
         3,240   Cubiertas y Mzov SA +                        328,318

Heavy Machinery (0.2%)
        16,739   Atlas Copco AB +                             414,469

Other Industrial Services (5.5%)
       165,680   Assa Abloy AB +                            3,245,932
       406,602   Hays PLC +                                 3,611,547
        11,860   Prosegur CIA de Segundad SA +                128,794
         4,594   Randstad Holdings NV +                       413,246
         7,675   Robert Half International, Inc. *            301,244
       151,896   Securitas AB +                             3,664,115
        34,054   TI Group PLC +                               291,961
                                                           11,656,839
Pollution Control (2.8%)
       885,014   Rentokil Group PLC +                       5,818,382

Transportation Equipment (0.8%)
       182,759   Stagecoach Holdings PLC +                  1,765,892

Technology (27.0%)
Advanced Medical Devices (1.3%)
         5,851   Fresenius AG +                                22,669
        91,500   Fresenius Medical Care AG # *              2,687,812
                                                            2,710,481
Biotechnology (0.1%)
        13,396   Biocompatibles International PLC +           308,625

Communications (11.1%)
         8,215   Alcatel Alsthom +                            914,578
        35,425   Cisco Systems, Inc. *                      1,833,244
     1,828,606   Freepages Group PLC + *                    1,203,673
         6,350   Globalstar Telecommunications, Ltd. *        336,550
        39,550   L.M. Ericsson Telephone Company #          1,329,869
        13,213   L.M. Ericsson Telephone Company Class B +    418,229
        94,121   Lagardere Group SA +                       2,915,902
        24,325   Lucent Technologies, Inc.                  1,438,216
        60,550   Millicom International Cellular SA # *     2,755,025
           427   Nippon Telegraph & Telephone Corp. +       3,009,884
        19,300   Portugal Telecom SA #                        711,481
        81,417   Rhone-Poulenc Rorer, Inc. +                2,741,600
        42,313   SK Telecom Company, Ltd. #                   401,973
        10,075   Telecom Arentina France SA #                 503,750
        15,950   Telecommunicacoes Brasileiras SA #         1,828,144
        30,075   Telefonica de Argentina SA #                 999,994
                                                           23,342,112

Computers (3.8%)
        20,950   Cap Gemini Sogeti SA + *                  $1,270,405
        12,825   Computer Sciences Corp. *                    801,563
         6,250   Dassault Systems SA # *                      385,156
        30,787   Enator AB + *                                620,848
         7,175   International Business Machines Corp.      1,153,381
        23,875   IONA Technologies PLC + *                    346,187
       109,839   Misys PLC +                                2,209,201
           225   Technology Solutions Company                   5,934
        17,790   WM Data AB Class B +                       1,294,231
                                                            8,086,906
Diversified (3.3%)
        58,175   Philips Electronics NV #                   3,112,363
        63,394   Philips Electronics NV +                   3,313,974
        10,963   Siemens AG +                                 594,968
         1,095   Tandberg ASA + *                              12,243
                                                            7,033,548
Industrial Technology (0.1%)
         2,793   ASM Litography Holdings NV + *               208,888
         3,400   Pfeiffer Vacuum Technology SpA # *            79,050
                                                              287,938
Office Equipment (1.8%)
        85,000   Canon, Inc.                                2,015,043
        23,675   Danka Business Systems PLC #                 723,567
        16,400   Ikon Office Solutions, Inc.                  440,750
         5,216   Oce-van der Grinten NV +                     631,942
                                                            3,811,302
Semiconductors (0.3%)
         8,800   SGS-Thomson Microelectronics NV # *          689,700

Software (5.2%)
        15,275   Electronics For Imaging, Inc. *              599,544
        63,149   Getronics NV +                             1,915,131
        17,870   Group Axime + *                            2,151,941
        81,374   JBA Holdings PLC +                         1,077,896
           760   NTT Data Communications Systems Corp. +    2,220,682
        68,225   Parametric Technology Corp. *              3,087,181
                                                           11,052,375
Utilities (1.4%)
Electric (0.2%)
        77,150   Beijing Datang Power Generation
                      Company, Ltd. + *                        40,086
        54,000   Centrais Eletricas de Santa Catarina SA +     78,224
     5,000,000   Companhia Paranaense de Energia-Copel +       76,663
         4,525   Mosenergo # *                                176,475
                                                              371,448
     Gas (0.1%)
         9,400   Gazprom # *                                  146,640

Telephone (1.1%)
        42,575   Telefonica del Peru SA #                   1,021,800
       190,782   Telecom Italia Mobile SpA +                  600,814
       285,242   Telecom Italia SpA +                         751,493
                                                            2,374,107

Total Common Stock (cost $163,733,903)                    190,813,993

CONVERTIBLE PREFERRED STOCK (0.9%)
Technology
    Diversified
        22,050   Nokia Corp. #                             $1,424,981
         5,492   Nokia Corp. +                                343,065

Total Convertible Preferred Stock (cost $1,402,749)         1,768,046

NON-CONVERTIBLE PREFERRED STOCK (1.2%)
Energy (0.2%)
Oil Companies - Major
     1,943,000   Petroleo Brasileiro SA +                     412,140

Technology (0.7%)
Advanced Medical Devices
         5,851   Fresenius AG +                             1,302,628
         3,409   Fresenius Medical Care AG + *                250,357
                                                            1,552,985
Utilities (0.3%)
Electric
    13,888,000   Companhia Energetica de Minas Gerais SA +    632,282

Total Non-Convertible Preferred Stock (cost $1,497,596)     2,597,407

      Principal  Description                                     Value
SHORT-TERM SECURITIES (8.6%)
United States Government Agencies (4.7%)
                 Federal National Mortgage Association Corp.
    $5,000,000            5.190%  5-13-97                   4,991,350
     5,000,000            5.270%  6-12-97                   4,969,258
                                                            9,960,608

Commercial Paper (3.9%)
     3,200,000   Ford Motor Credit Corp.
                          5.600%  5-1-97                    3,200,000
     5,000,000   General Electric Capital Corp.
                          5.460%  5-7-97                    4,995,450
                                                            8,195,450

Repurchase Agreement (0.0%)
        12,000   State Street Bank & Trust ***
                          4.250%  Repurchase Agreement
                          dated 4-30-97 to be repurchased
                          at $12,001 on 5-1-97                 12,000

Total Short-Term Securities (cost $18,168,058)             18,168,058

Total Investments (101.3%) (cost $184,802,306)            213,347,504

       Notional
         Amount  Description                                     Value
UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
   CURRENCY CONTRACTS (1.4%) @
B      179,137    British Pound 5-7-97          Buy           $(1,272)
B    4,500,000    British Pound 7-24-97        Sell            81,525
B    3,000,000    British Pound 7-24-97         Buy           (28,250)
B    3,000,000    British Pound 7-28-97        Sell            (8,633)
D      417,857    German Deutschemark 5-2-97   Sell              (502)
D       88,518    German Deutschemark 5-5-97   Sell               184
D    1,200,000    German Deutschemark 7-21-97  Sell            54,950
D    8,287,000    German Deutschemark 7-24-97  Sell           324,392
D    1,750,000    German Deutschemark 8-11-97  Sell            47,854
D      250,000    German Deutschemark 9-11-97  Sell             1,360
F    1,729,436    French Franc 5-30-97          Buy            (1,637)
F   17,000,000    French Franc 8-4-97          Sell           171,222
F   10,000,000    French Franc 8-11-97         Sell            63,955
F    2,300,000    French Franc 9-11-97         Sell             4,258
G        9,563    Dutch Guilder 5-1-97         Sell                15
G      117,818    Dutch Guilder 5-1-97          Buy              (183)
G       83,220    Dutch Guilder 5-2-97         Sell              (120)
G       18,954    Dutch Guilder 5-2-97          Buy                27
G      148,078    Dutch Guilder 5-5-97         Sell               190
G       36,069    Dutch Guilder 5-6-97          Buy               (46)
G    8,000,000    Dutch Guilder 7-21-97        Sell           330,906
G    8,000,000    Dutch Guilder 7-24-97        Sell           255,810
G    2,000,000    Dutch Guilder 8-11-97        Sell            38,454
H    2,667,429    Hong Kong Dollar 5-1-97       Buy               (27)
H       80,812    Hong Kong Dollar 5-1-97      Sell                 1
J  162,688,664    Japanese Yen 5-1-97           Buy           (11,598)
J  112,078,600    Japanese Yen 5-2-97           Buy              (612)
J  210,000,000    Japanese Yen 6-17-97         Sell           227,899
J  271,000,000    Japanese Yen 7-18-97         Sell           231,582
J   50,000,000    Japanese Yen 9-11-97         Sell            19,755
K      897,307    Swedish Krona 5-5-97         Sell                11
K    5,000,000    Swedish Krona 7-23-97        Sell            71,509
K   32,900,000    Swedish Krona 7-28-97        Sell           473,489
M      853,000    Finnish Markka 5-12-97       Sell            25,491
P   15,238,631    Spanish Peseta 5-6-97         Buy              (435)
R       62,341    South African Rand 5-6-97    Sell                 5
R      587,000    South African Rand 11-3-97   Sell           (13,269)
S    2,018,000    Swiss Franc 5-12-97          Sell           250,270
S    2,500,000    Swiss Franc 7-18-97          Sell           140,889
S    2,000,000    Swiss Franc 7-24-97          Sell            53,408
S      500,000    Swiss Franc 8-4-97           Sell            14,711
Total Unrealized Gain(Loss) on Forward
     Foreign Currency Contracts                             2,817,538

Liabilities in Excess of Other Assets (-2.7%)              (5,675,312)
Net Assets (100.0%)                                       $210,489,730

April 30, 1997
SCHEDULE OF INVESTMENTS (unaudited)
GROWTH PORTFOLIO
         Shares  Description                                     Value
COMMON STOCK (74.1%)
Basic Materials (1.0%)
      Chemicals
       106,650   E.I. Du Pont de Nemours and Company      $11,318,231

Consumer, Cyclical (4.1%)
Airlines (0.8%)
       128,625   UAL Corp.                                  9,566,484

Clothing/Fabric (0.5%)
        74,850   Gucci Group NV #                           5,192,719

Entertainment (0.3%)
       186,675   Mirage Resorts, Inc. *                     3,756,834

Footwear (2.5%)
       512,625   Nike, Inc. Class B                        28,835,156

   Toys (0.0%)
         6,800   Mattel, Inc.                                 189,550

Consumer, Non-Cyclical (22.5%)
Beverages (4.1%)
       744,750   Coca-Cola Company                         47,384,719

Consumer Services (0.0%)
        19,175   META Group, Inc.                             325,975
         3,000   Scopus Technology, Inc.                       80,250
                                                              406,225
Food Retailers (0.5%)
       204,400   Starbucks Corp.                            6,106,450

Healthcare (3.4%)
       438,700   Oxford Health Plans, Inc. *               28,899,362
       215,750   United Healthcare Corp.                   10,490,844
                                                           39,390,206
Pharmaceuticals (14.5%)
       203,416   Astra AB A-Free +                          8,333,955
       410,800   Bristol-Myers Squibb Company, Inc.        26,907,400
       320,025   Eli Lilly and Company                     28,122,197
       459,625   Pfizer, Inc.                              44,124,000
       361,900   SmithKline Beecham PLC #                  29,178,188
        43,631   SmithKline Beecham PLC Class A +             703,106
       298,325   Warner-Lambert Company, Inc.              29,235,850
                                                          166,604,696
Financial (21.2%)
  Banks (12.5%)
       213,500   BankAmerica Corp.                         24,952,812
       287,300   Chase Manhattan Corp.                     26,611,162
       506,320   Citicorp                                  57,024,290
       130,108   Wells Fargo & Company                     34,706,309
                                                          143,294,573
Diversified (1.9%)
       291,475   American Express Company                  19,200,916
       604,175   Grupo Financiero Inbursa SA Class B +      2,067,635
         2,125   Sabre Group Holdings, Inc.                    54,453
                                                           21,323,004
Savings and Loans (0.0%)
           650   Downey Financial Corp.                        12,594

Securities Brokers (4.1%)
       497,475   Merrill Lynch & Company, Inc.             47,384,494

U.S. Government Agencies (2.7%)
       423,500   Federal Home Loan Mortgage Corp.         $13,499,062
       423,605   Federal National Mortgage Association     17,420,756
                                                           30,919,818
Industrial (4.2%)
    Diversified
       431,425   General Electric Company                  47,834,247

Technology (21.0%)
Advanced Medical Devices (0.0%)
        12,775   Bio-Technology General Corp.                 183,641
        43,150   Photoelectron Corp. *                        188,781
                                                              372,422
Aerospace/Defense (1.4%)
       158,500   The Boeing Company                        15,632,062

Biotechnology (0.0%)
         1,593   U.S. Bioscience, Inc. *                       14,038

Communications (3.2%)
       204,075   Ascend Communications, Inc. *              9,336,431
       353,000   Cisco Systems, Inc. *                     18,267,750
         7,650   L.M. Ericsson Telephone Company #            257,231
       111,375   Lucent Technologies, Inc.                  6,585,047
         4,875   Northern Telecom, Ltd.                       354,047
         2,100   Omnipoint Corp. *                             16,275
         3,200   ParGain Technologies, Inc. *                  83,200
        10,225   QUALCOMM, Inc. *                             478,019
        10,625   Tellabs, Inc. *                              423,672
        58,700   TTI Team Telecom International, Ltd.         289,831
        34,100   ViaSat, Inc.                                 323,950
                                                           36,415,453
Computers (2.2%)
        14,875   BEA Systems, Inc.                             89,250
       296,750   Dell Computer Corp. *                     24,834,266
         5,100   EMC Corp. *                                  185,512
         1,275   Storage Technology Corp.                      44,785
        14,925   Sun Microsystems, Inc. *                     430,027
         3,400   Teradyne, Inc. *                             111,350
                                                           25,695,190
Diversified (2.6%)
        66,850   Brilliant Digital Entertainment, Inc.        334,250
       846,100   First Data Corp.                          29,190,450
                                                           29,524,700
Semiconductors (2.8%)
         3,425   3Dlabs, Inc.                                  80,487
         2,550   Altera Corp. *                               126,384
         5,516   Analog Devices, Inc. *                       147,580
         4,675   Atmel Corp. *                                116,291
           850   Intel Corp.                                  130,156
         4,250   Ramtron International Corp. *                 24,969
         2,550   Sanmina Corp. *                              127,500
         4,250   Tegal Corp.                                   26,562
       344,900   Texas Instruments, Inc.                   30,782,325
                                                           31,562,254
Software (8.8%)
         1,350   Aspen Technology, Inc.                        41,006
         9,350   BMC Software, Inc. *                         404,387
        16,175   Cadence Design Systems, Inc.                 517,600
         4,300   Compuware Corp. *                            162,325
         2,186   JBA Holdings PLC +                            28,956
         5,125   Legato Systems, Inc.                          68,227
       581,500   Microsoft Corp. *                        $70,652,251
       165,050   Netscape Communications Corp. *            4,466,666
         2,125   Oracle Systems Corp. *                        84,469
        15,075   Parametric Technology Corp. *                682,144
       500,350   PeopleSoft, Inc. *                        20,764,525
        26,075   Planning Sciences International #            114,078
         9,375   Puma Technology, Inc.                         71,484
         5,100   Remedy Corp.                                 165,113
        15,625   Sapient Corp.                                560,547
        14,475   Veritas Software Corp.                       486,722
        11,925   VIASOFT, Inc.                                506,813
        11,100   Whittman-Hart, Inc.                          210,900
        19,150   Xylan Corp. *                                284,856
                                                          100,273,069
Utilities (0.1%)
      Telephone
        45,525   Telefonica del Peru SA #                   1,092,600

Total Common Stock (cost $580,152,942)                    850,101,788

CONVERTIBLE PREFERRED STOCK (1.2%)
Technology
    Diversified
       216,350   Nokia Corp. #  (cost $12,998,334)         13,981,619

NON-CONVERTIBLE PREFERRED STOCK (0.0%)
Technology
       Software
           300   SAP AG Vorzug +  (cost $42,825)               55,322

      Principal  Description                                     Value
NON-CONVERTIBLE CORPORATE BONDS (0.0%)
Technology
 Communications
      $430,000   Lernout & Hauspie Speech Products
                     NV 144A #
                          8.000%  11-15-01 (cost $430,000)    478,375

LONG-TERM GOVERNMENT BONDS (1.5%)
United States Government Securities
    17,000,000   Treasury Notes
                          5.500%  9-30-97 (cost $17,024,904) 16,988,950

SHORT-TERM SECURITIES (23.1%)
United States Government Agencies (13.0%)
                 Federal Home Loan Bank
   $25,000,000            5.390%  5-8-97                  $24,973,799
                 Federal Home Loan Mortgage
                     Acceptance Corp.
    25,000,000            5.160%  5-19-97                  24,935,500
    25,000,000            5.230%  6-16-97                  24,832,930
                 Federal National Mortgage
                     Association Corp.
    25,000,000            5.280%  6-10-97                  24,800,882
    25,000,000            5.200%  6-23-97                  24,848,889
    25,000,000            5.380%  10-20-97                 24,326,333
                                                          148,718,333

Commercial Paper (10.1%)
    10,000,000   Coca-Cola Company
                          5.420%  5-23-97                   9,966,878
    25,000,000   Deutsche Bank Financial, Inc.
                          5.300%  5-1-97                   25,000,000
                 Ford Motor Credit Corp.
    25,000,000            5.550%  7-11-97                  24,726,354
    30,900,000            5.600%  5-1-97                   30,900,000
    15,000,000   General Electric Capital Corp.
                          5.360%  7-8-97                   14,848,133
    10,000,000   IBM Credit Corp.
                          5.450%  6-2-97                    9,951,556
                                                          115,392,921

Repurchase Agreement (0.0%)
        75,109   State Street Bank & Trust ***
                          4.250%  Repurchase Agreement
                          dated 4-30-97 to be repurchased
                          at $75,118 on 5-1-97                 75,109

Total Short-Term Securities (cost $264,186,363)           264,186,363

Total Investments (99.9%) (cost $874,835,368)           1,145,792,417
Other Assets in Excess of Liabilities (0.1%)                  812,403
Net Assets (100.0%)                                     $1,146,604,820

April 30, 1997
SCHEDULE OF INVESTMENTS (unaudited)
C.A.S.E. PORTFOLIO
         Shares  Description                                     Value
COMMON STOCK  (89.8%)
Basic Materials (1.6%)
Chemicals
         8,400   Ethyl Corp.                                  $76,650

Consumer Cyclical (7.7%)
Entertainment (1.8%)
         1,000   Eastman Kodak Company                         83,500

Recreation Products - Other (1.9%)
         3,200   Brunswick Corp.                               90,400

Retailers - Broadline (4.0%)
         2,200   Dayton Hudson Corp.                           99,000
         4,200   Woolworth Corp. *                             90,300
                                                              189,300

Consumer Non-Cyclical (21.6%)
Cosmetics (2.2%)
         1,200   The Gillette Company                         102,000

Food - Other (3.0%)
         3,700   Archer-Daniels-Midland Company                67,988
         1,700   Sara Lee Corp.                                71,400
                                                              139,388

Food Reatailers (1.7%)
         5,500   Ruddick Corp.                                 82,500

Healthcare (2.6%)
         5,000   NovaCare, Inc. *                              56,875
         2,500   Tenet Healthcare Corp. *                      65,000
                                                              121,875

Household Products  (1.4%)
         3,000   Maytag Corp.                                  68,625

Medical Supplies (1.9%)
         4,700   Respironics, Inc. *                           87,538

Pharmaceuticals (7.0%)
         1,400   Bristol-Myers Squibb Company, Inc.            91,700
         1,500   Johnson & Johnson                             91,875
           800   Merck and Company, Inc.                       72,400
         2,100   Watson Pharmaceutical, Inc. *                 75,075
                                                              331,050

 Tobacco (1.8%)
           900   Loews Corp.                                   82,688

Energy (9.9%)
Oil Companies - Major (1.5%)
         1,200   Kerr-McGee Corp.                              72,450

Oil Companies - Secondary (4.8%)
         2,300   Baker Hughes, Inc.                            79,350
         5,500   Cross Timbers Oil Company                     85,250
         3,500   Rowan Companies, Inc. *                       63,000
                                                              227,600

Oilfield Equipment and Services (3.6%)
         1,600   Pennzoil Company                              78,800
         2,200   Tidewater, Inc.                               88,275
                                                              167,075

Financial (12.3%)
   Banks (4.9%)
         3,100   City National Corp.                          $70,913
         2,550   MBNA Corp.                                    84,150
         1,800   PNC Bank Corp.                                74,025
                                                              229,088

Diversified (1.7%)
         1,800   SunAmerica, Inc.                              82,800

Insurance (5.7%)
         2,600   CMAC Investment Corp.                         98,800
         1,000   MGIC Investment Corp.                         81,250
         1,600   Travelers Group, Inc.                         88,600
                                                              268,650

Independent (1.5%)
   Conglomerate
         2,000   U.S. Industries, Inc. *                       72,250

Industrial (6.8%)
Heavy Construction (1.5%)
         1,500   Deere & Company                               69,000

Heavy Machinery (1.8%)
         4,100   Cincinnati Milacron, Inc.                     83,025

Other Industrial Services (3.5%)
         2,700   CalEnergy Company, Inc. *                    105,638
         2,000   U.S. Filter Corp. *                           60,750
                                                              166,388

Technology (25.5%)
Advanced Medical Devices (1.3%)
         1,700   Mallinckrodt Group, Inc.                      61,838

Aerospace/Defense (4.1%)
         3,000   AAR Corp.                                     89,250
         1,600   Thiokol Corp.                                104,400
                                                              193,650

Communications (5.2%)
         1,000   Cisco Systems, Inc. *                         51,750
         1,800   Lucent Technologies, Inc.                    106,425
         1,500   SBC Communications, Inc.                      83,250
                                                              241,425

Computers (5.9%)
         4,900   Data General Corp. *                          91,875
         3,000   Storage Technology Corp.                     105,375
         2,700   Sun Microsystems, Inc. *                      77,794
                                                              275,044

Office Equipment (2.1%)
         1,600   Xerox Corp.                                   98,400

Software (6.9%)
         1,600   BMC Software, Inc. *                          69,200
         2,300   Oracle Systems Corp. *                        91,425
         4,200   Structural Dynamics Research Corp. *          89,250
         5,200   Symantec Corp. *                              74,750
                                                              324,625

Utilities (2.9%)
     Gas (1.8%)
         2,000   National Fuel Gas Company                    $83,250

   Water (1.1%)
         1,500   Eastern Enterprises, Inc.                     50,807


Total Common Stock (cost $4,000,523)                        4,222,881

      Principal  Description                                     Value
SHORT-TERM SECURITIES (3.2%)
Time Deposit
      $150,000   State Street Bank & Trust
                      4.750%  Euro Time Deposit
                      dated 4-28-97 to mature
                      at $150,137 on 5-5-97  (cost $150,000) $150,000

Total Investments (93.0%) (cost $4,150,523)                 4,372,881
Other Assets in Excess of Liabilities (7.0%)                  330,223
Net Assets (100.0%)                                         $4,703,104

April 30, 1997
SCHEDULE OF INVESTMENTS (unaudited)
VALUE EQUITY PORTFOLIO
         Shares  Description                                     Value
COMMON STOCK (77.4%)
Basic Materials (8.5%)
Aluminum (1.3%)
         1,000   Alumax, Inc. *                               $36,500
           200   Reynolds Metals Company                       13,575
                                                               50,075

Chemicals (5.8%)
           700   Air Products & Chemicals, Inc.                50,225
           400   E.I. Du Pont de Nemours and Company           42,450
         1,900   IMC Global, Inc.                              70,062
         1,300   W.R. Grace & Company                          67,600
                                                              230,337

Forest Products (1.4%)
         1,000   Champion International Corp.                  46,500
           200   Weyerhaeuser Company                           9,150
                                                               55,650

Consumer, Cyclical (7.3%)
Airlines (2.1%)
           400   AMR Corp. *                                   37,250
           500   Delta Air Lines, Inc.                         46,062
                                                               83,312

Auto Manufacturers (2.8%)
         1,900   General Motors Corp.                         109,962

Auto Parts and Equipment (0.3%)
            800  Exide Corp.                                   12,900

 Retailers - Apparel (2.1%)
         2,500   Federated Department Stores, Inc. *           85,000

Consumer, Non-Cyclical (5.3%)
Food - Other (1.0%)
           200   Unilever NV #                                 39,250

Healthcare (1.3%)
         1,500   Columbia / HCA Healthcare Corp.               52,500

Tobacco (3.0%)
         1,300   Loews Corp.                                  119,437

Energy (9.5%)
Oil Drilling (5.0%)
           200   ENSCO International, Inc. *                    9,500
         2,600   Noble Drilling Corp. *                        45,175
         1,500   Reading & Bates Corp. *                       33,563
         1,000   Transocean Offshore, Inc.                     60,625
         1,700   United Meridian Corp. *                       48,237
                                                              197,100

Oilfield Equipment and Services (4.5%)
           500   B.J. Services Company *                       23,562
         1,900   Dresser Industries, Inc.                      56,763
         1,100   Halliburton Company                           77,688
           500   Tidewater, Inc.                               20,062
                                                              178,075

Financial (13.4%)
Banks (8.7%)
           900   Chase Manhattan Corp.                        $83,363
         1,600   National City Corp.                           78,000
         2,200   Norwest Corp.                                109,725
         1,900   Bank of New York Company, Inc.                75,050
                                                              346,138

Insurance (3.8%)
         1,100   Allstate Corp.                                72,050
           600   American International Group, Inc.            77,100
                                                              149,150

Securities Brokers (0.9%)
         1,200   Bear Stearns Companies, Inc.                  36,600

Independent (0.7%)
   Conglomerate
           600   Cooper Industries, Inc.                       27,600

Industrial (21.3%)
Diversified (3.8%)
           200   General Electric Company                      22,175
         1,000   Harnischfeger Industries, Inc.                41,625
           200   Minnesota Mining & Manufacturing
                      Company                                  17,400
           900   United Technologies Corp.                     68,063
                                                              149,263

Electronic Components and Equipment (5.3%)
         1,900   Emerson Electric Company                      96,425
           800   W. W. Grainger, Inc.                          60,300
         1,200   York International Corp.                      53,850
                                                              210,575

Heavy Construction (9.6%)
           900   Case Corp.                                    49,838
         1,300   Caterpillar, Inc.                            115,700
         1,900   Deere & Company                               87,400
         1,000   Foster Wheeler Corp.                          38,625
         1,800   Ingersoll-Rand Company                        88,425
                                                              379,988

Other Industrial Services (1.4%)
         1,500   Sinter Metals, Inc. Class A *                 54,750

Railroads (1.2%)
           600   Burlington Northern Santa Fe, Inc.            47,250

Technology (10.2%)
Aerospace/Defense (3.8%)
           900   Sunstrand Corp.                               43,875
         1,100   The Boeing Company                           108,487
                                                              152,362

Communications (1.5%)
         3,400   U.S. WEST Media Group, Inc. *                 58,650

Diversified (2.5%)
         1,900   Ceridian Corp. *                              63,413
           500   Honeywell, Inc.                               35,312
                                                               98,725

Industrial Technology (1.7%)
         1,500   Thomas & Betts Corp.                         $68,063

Office Equipment (0.3%)
           200   Xerox Corp.                                   12,300

Semiconductors (0.4%)
           200   Texas Instruments, Inc.                       17,850

Utilities (1.2%)
Telephone
         1,000   GTE Corp.                                     45,875

Total Common Stock (cost $3,031,728 )                       3,068,737

     Principal   Description                                    Value
SHORT-TERM SECURITES (22.2%)
United States Government Securities (7.5%)
                 Treasury Bills
      $100,000            4.980%  5-22-97                     $99,710
       200,000            5.130%  6-19-97                     198,603
                                                              298,313

Other Short-Term Securities (14.7%)
       584,000   State Street Bank & Trust
                          State Street Global Advisors Fund
                          7-day yield of 5.250%               584,000

Total Short-Term Securities (cost $882,313 )                  882,313

Total Investments (99.6%) (cost $3,914,041)                 3,951,050
Other Assets in Excess of Liabilities (0.4%)                   15,960
Net Assets (100.0%)                                         $3,967,010

April 30, 1997
SCHEDULE OF INVESTMENTS (unaudited)
STRATEGIC TOTAL RETURN PORTFOLIO
         Shares  Description                                     Value
COMMON STOCK  (64.3%)
Basic Materials (4.5%)
Chemicals (3.1%)
         1,900   E.I. Du Pont de Nemours and Company         $201,637
        15,400   Lawter International, Inc.                   163,625
         6,500   Morton International, Inc.                   272,187
                                                              637,449
Forest Products (1.0%)
        12,100   Longview Fibre Company                       195,112

Other Non-Ferrous (0.4%)
         2,500   Tremont Corp. *                               87,500

Consumer Cyclical (2.9%)
Entertainment (1.4%)
         2,000   Eastman Kodak Company                        167,000
         1,500   Walt Disney Company                          123,000
                                                              290,000
Publishing (1.5%)
         8,300   A.H. Belo Corp.                              298,800

Consumer Non-Cyclical (19.3%)
Beverages (1.7%)
        10,100   PepsiCo, Inc.                                352,237

Cosmetics (2.7%)
         5,900   Estee Lauder Companies, Inc. Class A         269,925
         3,392   The Gillette Company                         288,320
                                                              558,245
Food - Other (2.3%)
         2,600   H.J. Heinz Company                           107,900
         9,800   Nabisco Holdings Corp. Class A               376,075
                                                              483,975
Healthcare (1.2%)
         4,500   Columbia / HCA Healthcare Corp.              157,500
         5,500   Hooper Holmes, Inc.                           95,562
                                                              253,062
Household Products (4.2%)
         2,900   Colgate-Palmolive Company                    321,900
         3,200   Procter & Gamble Company                     402,400
         4,000   Tupperware Corp.                             133,000
                                                              857,300
Medical Supplies (1.2%)
         5,200   Baxter International, Inc.                   248,950

Pharmaceuticals (6.0%)
        15,750   Covance, Inc. *                              232,313
         4,200   Johnson & Johnson                            257,250
         3,000   Merck and Company, Inc.                      271,500
         2,500   Schering Plough Corp.                        200,000
         3,500   SmithKline Beecham PLC #                     282,188
                                                            1,243,251
Energy (6.3%)
Oil Companies - Major (5.1%)
         2,000   Amoco Corp.                                  167,250
         4,000   Exxon Corp.                                  226,500
         3,500   Mobil Corp.                                  455,000
         7,300   Union Pacific Resources Group, Inc.          198,013
                                                            1,046,763
Oil Companies - Secondary (1.2%)
         7,500   Baker Hughes, Inc.                           258,750

Financial (13.4%)
   Banks (2.7%)
        17,500   First Colorado Bancorp, Inc.                $280,000
         3,400   Mellon Bank Corp.                            282,625
                                                              562,625
Diversified (0.5%)
           800   Marsh & McLennan Companies, Inc.              96,400

Insurance (4.8%)
         5,000   American General Corp.                       218,125
         2,100   American International Group, Inc.           269,850
        10,000   Nationwide Financial Services, Inc. *        265,000
         7,000   PartnerRe, Ltd.                              235,375
                                                              988,350
Real Estate (4.4%)
         8,000   Boykin Lodging Trust, Inc.                   172,000
        14,800   Crescent Real Estate Equities, Inc.          388,500
         9,000   Starwood Lodging Trust                       346,500
                                                              907,000
U.S. Government Agency (1.0%)
         5,300   Federal National Mortgage Association        217,962

Independent (0.9%)
   Conglomerate
         4,800   Philip Morris Companies, Inc.                189,000

Industrial (11.1%)
Building Materials (0.8%)
         4,500   Masco Corp.                                  169,875

Diversified (5.9%)
         7,500   Corning, Inc.                                361,875
         2,200   General Electric Company                     243,925
         5,200   Tyco International Ltd.                      317,200
        16,700   Westinghouse Electric Corp.                  283,900
                                                            1,206,900
Electronic Components and Equipment (1.2%)
         4,800   Emerson Electric Company                     243,600

Other Industrial Services (2.3%)
         7,000   Manpower, Inc.                               280,875
         4,800   National Service Industries, Inc.            202,200
                                                              483,075
Pollution Control (0.9%)
         6,500   WMX Technologies, Inc.                       190,938

Technology (5.0%)
Computers (1.6%)
         6,200   Hewlett-Packard Company                      325,500

Industrial Technology (1.3%)
         6,500   Fisher Scientific International, Inc.        275,438

Office Equipment (1.6%)
        11,100   Danka Business Systems PLC #                 336,188

Software (0.5%)
         3,000   Electronic Data Systems Corp.                100,125

Utilities (0.9%)
Telephone
         5,600   ALLTEL Corp.                                 176,400

Total Common Stock (cost $11,355,200)                      13,280,770

CONVERTIBLE PREFERRED STOCK (5.8%)
Basic Materials (1.0%)
Precious Metals
         4,600   TIMET Capital Trust 144A                    $215,625

Financial (1.5%)
    Diversified
         3,000   SunAmerica, Inc. Series E                    306,000

Technology (1.7%)
      Computers
         4,000   Microsoft Corp. Series A                     342,500

Utilities (1.6%)
       Electric
         4,700   CalEnergy Company, Inc.                      336,638

Total Convertible Preferred Stock (cost $1,079,031)         1,200,763

      Principal  Description                                     Value
CONVERTIBLE CORPORATE BONDS (4.8%)
Consumer Cyclical (1.5%)
Retailers - Specialty
      $300,000   Home Depot, Inc.
                      3.250%  10-1-01                         307,125

Energy (1.5%)
   Oil Drilling
       250,000   Nabors Industries, Inc.
                      5.000%  5-15-06                         306,250

Industrial (1.2%)
Pollution Control
       250,000   USA Waste Services, Inc.
                      4.000%  2-1-02                          245,313

Utilities (0.6%)
       Electric
       150,000   Potomac Electric Power Company
                      5.000%  9-1-02                          138,187

Total Convertible Corporate Bonds (cost $949,811)             996,875

NON-CONVERTIBLE CORPORATE BONDS (14.8%)
Consumer Cyclical (0.5%)
  Entertainment
       100,000   Walt Disney Company 7.750% (until 1997,
                      increasing thereafter),  10-05-09       100,472

Consumer Non-Cyclical (1.2%)
   Food - Other
       250,000   Nabisco Brands, Inc.
                      8.300%  4-15-99                         257,500

Energy (0.5%)
Pipelines
       100,000   Transcontinental Gas Pipeline Corp.
                      9.125%  2-1-17                          104,375

Financial (2.7%)
   Banks (1.0%)
       200,000   J. P. Morgan & Company, Inc.
                      7.625%  9-15-04                         205,250

Diversified (1.0%)
      $200,000   Norwest Financial, Inc.
                      7.000%  1-15-03                        $199,000

Insurance (0.7%)
       150,000   Torchmark Corp.
                      8.625%  3-1-17                          152,560

Industrial (4.8%)
Diversified (1.9%)
       150,000   Dexter Corp.
                      9.250%  12-15-16                        157,242
       200,000   Robbins & Myers, Inc.
                      6.500%  9-1-03                          236,000
                                                              393,242
Other Industrial Services (1.2%)
       250,000   Olsten Corp.
                      7.000%  3-15-06                         242,813

Railroads (1.7%)
                 Union Pacific Corp.
       100,000        7.375%  5-15-01                         101,000
       250,000        8.500%  1-15-17                         255,625
                                                              356,625
Technology (1.2%)
 Communications
       250,000   Lucent Technologies, Inc.
                      6.900%  7-15-01                         249,688

Utilities (3.9%)
Electric (2.2%)
       175,000   Interstate Power Company
                      8.625%  9-15-21                         185,719
       175,000   Kentucky Utilities Company
                      8.550%  5-15-27                         258,125
                                                              443,844
     Gas (0.7%)
       150,000   Southwest Gas Corp.
                      7.500%  8-1-06                          150,000

Telephone (1.0%)
       200,000   ALLTEL Corp.
                      7.250%  4-1-04                          201,500

Total Non-Convertible Corporate Bonds (cost $3,048,718)     3,056,869

LONG-TERM GOVERNMENT BONDS (8.2%)
United States Government Securities
                 Treasury Notes
       700,000          6.125%  5-15-98                       700,973
       400,000          6.125%  8-31-98                       400,028
       600,000          6.500%  5-31-01                       599,160

Total Long-Term Government Bonds (cost $1,701,243)          1,700,161

SHORT-TERM SECURITIES (2.3%)
Repurchase Agreement
      $468,846   State Street Bank  & Trust***
                      4.250%  Repurchase Agreement
                      dated 4-30-97 to be repurchased
                      at $468,901 on 5-1-97 (cost $468,846)  $468,846

Total Investments (100.2%) (cost $18,602,849)              20,704,284
Liabilities in Excess of Other Assets (-0.2%)                 (48,424)
Net Assets (100.0%)                                        $20,655,860

April 30, 1997
SCHEDULE OF INVESTMENTS (unaudited)
TACTICAL ASSET ALLOCATION PORTFOLIO
         Shares  Description                                     Value
COMMON STOCK  (54.6%)
Basic Materials (8.1%)
Aluminum (3.3%)
        10,000   Alumax, Inc. *                              $365,000
         5,000   Aluminum Company of America                  349,375
                                                              714,375

Chemicals (1.9%)
         5,000   Dow Chemical Company                         424,375

Mining (2.1%)
         6,000   Potash Corp. of Saskatchewan, Inc.           461,250

Steel (0.8%)
        12,000   Birmingham Steel Corp.                       175,500

Consumer, Cyclical (13.9%)
Airlines (1.2%)
        12,000   Comair Holdings, Inc.                        253,500

Auto Manufacturers (3.5%)
        15,000   Chrysler Corp.                               450,000
        10,000   Ford Motor Company                           347,500
                                                              797,500

Broadcasting (2.2%)
        15,000   Cox Communications, Inc. Class A *           292,500
         7,000   Viacom, Inc. Class B *                       186,375
                                                              478,875

Footwear (1.7%)
         8,820   Payless ShoeSource, Inc. *                   374,850

Home Construction (1.5%)
        23,750   Clayton Homes, Inc.                          332,500

Restaurants (0.9%)
         7,500   Cracker Barrel Old Country Store, Inc.       200,625

Retailers - Specialty (2.9%)
        12,000   Fingerhut Companies, Inc.                    178,500
        16,000   Toys R Us, Inc. *                            456,000
                                                              634,500

Consumer, Non-Cyclical (1.0%)
       Tobacco
         8,000   UST, Inc.                                    209,000

Financial (15.0%)
Diversified (2.4%)
        11,000   Countrywide Credit Industries, Inc.          298,375
         7,500   Green Tree Financial Corp.                   222,187
                                                              520,562

Insurance (6.2%)
         3,000   AMBAC, Inc.                                  194,250
         5,000   Frontier Insurance Group, Inc.               257,500
         3,000   MGIC Investment Corp.                        243,750
         7,000   PMI Group, Inc.                              357,875
         7,000   AFLAC, Inc.                                  301,000
                                                            1,354,375

Real Estate (2.0%)
        20,000   Trizec Hahn Corp.                           $437,500

Securities Brokers  (1.1%)
         7,000   Lehman Brothers Holding, Inc.                237,125

U.S. Governtment Agencies  (3.3%)
        10,000   Federal Home Loan Mortgage Corp.             318,750
        10,000   Federal National Mortgage Association        411,250
                                                              730,000

Independent (1.6%)
   Conglomerate
         9,000   Philip Morris Companies, Inc.                354,375

Industrial (1.3%)
Electronic Components and Equipment
         5,000   Arrow Electronics, Inc. *                    278,125

Technology (10.8%)
Communications  (3.0%)
        25,000   360 Communications Company *                 434,375
        10,000   ECI Telecom, Ltd.                            218,750
                                                              653,125

Computers (1.6%)
           468   NCR Corp. *                                   13,572
         7,500   Seagate Technology, Inc. *                   344,063
                                                              357,635

Diversified (1.7%)
         7,000   Philips Electronics NV #                     374,500

Semiconductors  (3.5%)
         6,000   Applied Materials, Inc. *                    329,250
         1,000   Intel Corp.                                  153,125
        10,000   MEMC Electric Material, Inc. *               273,750
                                                              756,125

Software (1.0%)
        10,000   Digi International, Inc. *                    66,250
        19,000   Novell, Inc. *                               143,688
                                                              209,938

Utilities (2.9%)
Telephone
        11,000   AT&T Corp.                                   368,500
         6,000   Sprint Corp.                                 263,250
                                                              631,750

Total Common Stock (cost $10,672,536 )                     11,951,985


NON-CONVERTIBLE PREFERRED STOCK (1.4%)
Consumer, Cyclical
Broadcasting
        20,000   News Corp., Ltd. # (cost $335,600 )          302,500

      Principal  Description                                     Value
NON-CONVERTIBLE CORPORATE BONDS (11.5%)
Consumer, Cyclical (2.3%)
Auto Manufacturers
      $500,000   Chrysler Financial Corp.
                          6.950%  3-25-02                    $497,500
Financial (9.2%)
Diversified (4.6%)
     1,000,000   Ford Motor Credit Company
                          6.030%  11-9-98                   1,000,104

Securities Brokers (4.6%)
     1,000,000   Merrill Lynch and Company, Inc.
                          7.260%  3-25-02                   1,001,250

Total Non-Convertible Corporate Bonds (cost $2,501,317 )    2,498,854

LONG-TERM GOVERNMENT BONDS (18.9%)
United States Government Agencies (7.6%)
                 Federal Home Loan Bank
       100,000            8.600%  8-25-99                     104,804
       100,000            7.880%  2-9-00                      103,255
       500,000            6.200%  7-7-00                      490,360
       500,000   Federal Home Loan Mortgage Corp.
                          5.990%  1-27-03                     479,860
       500,000   Federal National Mortgage Association
                          6.016%  4-14-00                     499,990
                                                            1,678,269

United States Government Securities (11.3%)
                 Treasury Notes
       500,000            5.875%  3-31-99                     496,625
       500,000            6.000%  10-15-99                    496,500
       500,000            5.500%  4-15-00                     487,905
       500,000            6.625%  7-31-01                     501,535
       500,000            6.250%  10-31-01                    494,105
                                                            2,476,670

Total Long-Term Government Bonds (cost $4,201,413)          4,154,939

SHORT-TERM SECURITIES (13.7%)
Commercial Paper (13.0%)
                 Greentree Financial
      $100,000            5.640%  5-12-97                     $99,828
       300,000            5.670%  5-12-97                     299,480
       225,000            5.650%  5-14-97                     224,541
       400,000            5.640%  5-19-97                     398,872
       500,000   Oglethorpe Corp.
                          5.600%  5-1-97                      500,000
       275,000   Progress Funding Corp.
                          5.650%  5-29-97                     273,791
       100,000   Reliastar Mortgage Corp.
                          5.620%  5-12-97                      99,828
       500,000   Southwest Electric Corp.
                          5.620%  5-8-97                      499,454
       450,000   Merrill Lynch & Company, Inc.
                          5.850%  5-5-97                      449,708
                                                            2,845,502

Repurchase Agreement (0.7%)
       151,505   State Street Bank & Trust***
                          4.250% Repurchase Agreement
                          dated 4-30-97 to be repurchased
                          at $151,523 on 5-1-97               151,505

Total Short-Term Securities (cost $2,997,007)               2,997,007

Total Investments (100.1%) (cost $20,707,873)              21,905,285
Liabilities in Excess of Other Assets (-0.1%)                 (26,397)
Net Assets (100.0%)                                        $21,878,888

April 30, 1997
SCHEDULE OF INVESTMENTS (unaudited)
BALANCED PORTFOLIO
         Shares  Description                                     Value
COMMON STOCK  (57.2%)
Basic Materials (3.5%)
Aluminum (0.3%)
           525   Reynolds Metals Company                      $35,634

Chemicals (3.2%)
           277   Akzo Nobel NV #                               35,738
         2,308   BASF AG +                                     88,647
         3,660   BOC Group PLC +                               56,244
         2,100   E.I. Du Pont de Nemours and Company          222,863
                                                              403,492

Consumer, Cyclical (3.3%)
Auto Parts and Equipment (0.4%)
         2,000   Federal-Mogul Corp.                           55,250

Broadcasting (0.4%)
         2,025   Young Broadcasting Corp. *                    53,663

Clothing/Fabric (0.2%)
           265   Wolford AG +                                  27,312

Entertainment (0.2%)
         4,846   London Clubs International PLC +              30,481

Lodging (0.3%)
         2,700   Extended Stay America, Inc. *                 40,838

Publishing (0.6%)
         1,700   Meredith Corp.                                39,950
           330   Wolters Kluwer NV +                           39,167
                                                               79,117

Recreation Products - Other (0.3%)
            15   Kuoni Reisen AG +                             43,236

Retailers - Broadline (0.3%)
           775   JC Penney Company, Inc.                       37,006

Retailers - Specialty (0.6%)
           850   Fastenal Company                              33,150
         1,850   Gibson Greetings, Inc.                        37,925
                                                               71,075

Consumer, Non-Cyclical (4.2%)
Cosmetics (0.6%)
         1,275   Avon Products, Inc.                           78,572

Food - Other (1.8%)
         1,625   Campbell Soup Company                         83,078
           500   Unilever NV #                                 98,125
           775   Wm. Wrigley Jr. Company                       45,144
                                                              226,347

Healthcare (0.8%)
         2,175   United Healthcare Corp.                      105,759

Pharmaceuticals (1.0%)
         2,425   Covance, Inc. *                               35,769
           525   SmithKline Beecham PLC #                      42,328
           900   Teva Pharmaceutical Industries, Ltd.          45,675
                                                              123,772

Energy (0.5%)
Oil Companies - Major
           325   The Royal Dutch/Shell Petroleum Group #      $58,581

Financial (31.4%)
Banks (10.2%)
         1,075   BankAmerica Corp.                            125,641
         2,350   Bank of New York Company, Inc.                92,825
         7,305   Barclays PLC +                               136,300
         1,050   Cascade Bancorp                               30,450
         1,625   Chester Bancorp, Inc.                         23,969
           775   Citicorp                                      87,284
           368   CLF-Dexia France +                            34,089
         4,000   Community Financial Corp.                     57,000
           515   Deutsche Bank AG + *                          27,220
           395   Deutsche Pfandbrief & Hypothekenbank AG +     21,425
         1,825   First Defiance Financial Corp.                23,269
         1,175   First Savings Bancorp, Inc.                   23,206
         1,800   GA Financial, Inc.                            28,350
         3,400   Home Bancorp Elgin, Inc.                      51,000
         3,115   Lloyds TSB Group PLC +                        28,554
           775   Northern Trust Corp.                          34,487
         4,075   Roslyn Bancorp, Inc. *                        66,219
         1,575   South Street Financial Corp.                  25,397
         3,200   Star Banc Corp                               136,000
           875   State Street Boston Corp.                     68,906
         1,150   Sterling Bancorp                              18,400
           600   Wells Fargo & Company                        160,050
                                                            1,300,041

Diversified (3.9%)
         6,850   Associates First Capital Corp.               351,062
         4,150   Equifax, Inc.                                119,313
           925   First USA Paymentech, Inc. *                  22,316
                                                              492,691

Insurance (8.6%)
         1,325   AFLAC, Inc.                                   56,975
         1,555   Delphi Financial Group, Inc. Class A *        55,202
           750   Foremost Corp. of America                     39,844
           725   Liberty Corp.                                 28,094
         1,025   Mercury General Corp.                         63,550
        10,200   Nationwide Financial Services, Inc. *        270,300
         2,275   Protective Life Corp.                        100,669
         1,075   Reinsurance Group of America, Inc.            53,481
           775   Transatlantic Holdings, Inc.                  64,131
         5,000   UCI, Inc. *                                  132,500
         2,575   UNUM Corp.                                   198,275
         1,725   Western National Corp.                        44,419
                                                            1,107,440

Real Estate (2.5%)
         2,400   Amli Residential Properties Trust             53,100
         5,225   Innkeepers USA Trust                          73,150
           975   Mid-America Apartment Communities, Inc.       25,228
         1,675   Redwood Trust, Inc.                           78,725
         4,175   Walden Residential Properties, Inc.           91,850
                                                              322,053

Savings & Loans (5.6%)
         1,850   BostonFed Bancorp, Inc.                      $28,213
           850   Calumet Bancorp, Inc. *                       29,963
         4,000   Citizens First Financial Corp. *              60,500
           237   Downey Financial Corp.                         4,592
         4,000   Empire Federal Bancorp, Inc.                  53,000
         2,050   First Mutual Bancorp, Inc.                    28,700
         1,825   First Savings Bank Washington Bancorp, Inc.   38,325
         1,525   Flushing Financial Corp.                      28,212
         6,575   Klamath First Bancorp, Inc.                  116,706
         5,000   Little Falls Bancorp, Inc.                    65,000
           975   Long Island Bancorp, Inc.                     33,150
         1,500   MFB Corp.                                     28,500
         1,200   Ocean Financial Corp. *                       35,475
         3,000   Park Bancorp, Inc. *                          43,125
         2,175   Reliance Bancorp, Inc.                        49,209
         4,000   River Valley Bancorp *                        57,000
         1,375   Standard Financial, Inc.                      31,453
                                                              731,123

Securities Brokers (0.6%)
         1,975   Charles Schwab Corp.                          72,334

Independent (1.5%)
   Conglomerate
         4,750   Philip Morris Companies, Inc.                187,031

Industrial (9.1%)
Containers and Packaging (0.4%)
         1,025   Sealed Air Corp. *                            47,406

Diversified (1.4%)
         1,400   Minnesota Mining & Manufacturing Company     121,800
            25   Raychem Corp.                                  1,612
           750   United Technologies Corp.                     56,719
                                                              180,131

Electronic Components and Equipment (3.5%)
         7,875   Dionex Corp. *                               384,891
           512   Pittway Corp. Class A                         27,264
           925   UCAR International, Inc. *                    38,850
                                                              451,005

Heavy Construction (0.2%)
           500   Deere & Company                               23,000

Other Industrial Services (2.6%)
           475   Manpower, Inc.                                19,059
         5,125   Robert Half International, Inc. *            201,156
         1,525   Roper Industries, Inc.                        62,334
            23   SGS Societe Generale de Surveillance
                      Holding SA +                             47,689
                                                              330,238

Trucking (1.0%)
         6,200   Consolidated Freightways, Inc. *              68,200
         1,950   Roadway Express, Inc.                         34,125
         1,200   Yellow Corp. *                                23,100
                                                              125,425

Technology (1.9%)
Communications (0.5%)
         1,895   Rhone-Poulenc Rorer, Inc. +                  $63,811

Diversified (0.7%)
           200   Philips Electronics NV #                      10,700
         1,395   Philips Electronics NV +                      72,925
                                                               83,625

Industrial Technology (0.2%)
         1,275   Pfeiffer Vacuum Technology SpA # *            29,644

Software (0.5%)
         1,300   Parametric Technology Corp. *                 58,825

Utilities (1.8%)
Gas  (0.8%)
         4,068   Southern Union Company                        97,124

Telephone (1.0%)
         2,300   Cincinnati Bell, Inc.                        128,800

Total Common Stock (cost $6,446,848)                        7,301,882

NON-CONVERTIBLE PREFERRED STOCK  (2.1%)
Energy (0.9%)
Oil Companies - Major
         2,000   Unocal Capital Trust Corp.                   112,500

Utilities (1.2%)
Telephone
         2,845   Salomon, Inc.                                159,320

Total Non-Convertible Preferred Stock (cost $274,313)         271,820


      Principal  Description                                     Value
CONVERTIBLE CORPORATE BONDS (1.2%)
Consumer, Cyclical
Recreation Products - Other (0.3%)
       $46,000   Outboard Marine Corp.
                          7.000%  7-1-02                       42,550

Retailers - Broadline (0.9%)
       124,000   Costco Companies, Inc.
                          5.750%  5-15-02                     121,520

Total Convertible Corporate Bonds (cost $169,394)             164,070

NON-CONVERTIBLE CORPORATE BONDS (17.0%)
Consumer, Cyclical (3.0%)
Entertainment (0.9%)
       120,000   Walt Disney Company
                          6.375%  3-30-01                     118,200

Retailers - Broadline (2.1%)
       275,000   Sears Roebuck Acceptance Corp.
                          6.500%  6-15-00                     272,250

NON-CONVERTIBLE CORPORATE BONDS (continued)
Financial (12.0%)
Banks (5.9%)
      $200,000   Bank of Boston Corp.
                          6.625%  12-1-05                    $190,750
       200,000   First Nationwide Holding Corp.
                          10.625%  10-1-03                    213,000
       150,000   First Nationwide Holdings, Inc.
                          9.125%  1-15-03                     151,125
       200,000   First USA Bank of Wilmington Delaware, Inc.
                          5.750%  1-15-99                     197,500
                                                              752,375

Diversified (6.1%)
       400,000   Associates Corp. of North America
                          5.600%  1-15-01                     383,500
       400,000   International Lease Finance Corp.
                          5.750%  12-15-99                    392,000
                                                              775,500

Industrial (1.2%)
Diversified
       145,000   Dade International, Inc.
                          11.125%  5-1-06                     158,413

Technology (0.8%)
Aerospace/Defense
       100,000   Lockheed Martin Corp.
                          6.550%  5-15-99                     100,000

Total  Non-Convertible Corporate Bonds (cost $2,196,882)    2,176,738

LONG-TERM GOVERNMENT BONDS (16.8%)
United States Government Securities
                 Treasury Note
       325,000            5.875%  2-15-00                     320,502
       200,000            5.625%  2-28-01                     194,068
       200,000            5.875%  11-15-99                    197,612
       100,000            6.125%  5-15-98                     100,139
       300,000            6.250%  2-15-07                     289,986
       900,000            6.375%  5-15-99                     901,224
       150,000            6.625%  2-15-27                     143,604

Total Long-Term Government Bonds (cost $2,153,418)          2,147,135

SHORT-TERM SECURITIES (4.8%)
Commercial Paper (4.7%)
       600,000   Ford Motor Credit Corp.
                          5.600%  5-1-97                      600,000

Repurchase Agreement (0.1%)
        10,268   State Street Bank & Trust ***
                          4.250% Repurchase Agreement
                          dated  4-30-97 to be repurchased
                          at $10,269 on 5-1-97                 10,268

Total Short-Term Securities (cost $610,268)                   610,268

Total Investments (99.1%) (cost $11,851,123)               12,671,913

       Notional
         Amount  Description                                     Value
UNREALIZED GAIN(LOSS) ON FORWARD
FOREIGN CURRENCY CONTRACTS (-0.1%) @
A      128,006   Austrian Schilling 5-5-97  Sell                 $211
B        3,764   British Pound 5-1-97  Sell                        (2)
B       20,743   British Pound 5-1-97  Sell                        (8)
B        1,259   British Pound 5-2-97  Sell                        (3)
B       80,000   British Pound 7-28-97  Sell                     (683)
B      350,000   British Pound 8-20-97  Sell                   (8,832)
B      315,000   British Pound 8-20-97  Buy                     4,485
D        3,536   German Deutschemark 5-5-97  Buy                   (7)
F      240,000   French Franc 10-10-97  Sell                      545
G       30,611   Dutch Guilder 5-1-97  Buy                        (48)
G       13,967   Dutch Guilder 5-2-97  Sell                       (20)
G        4,962   Dutch Guilder 5-2-97  Buy                          7
G       29,566   Dutch Guilder 5-5-97  Sell                        38
G        9,344   Dutch Guilder 5-5-97  Buy                        (12)
P       30,513   Spanish Peseta 5-6-97  Sell                        1
S       53,487   Swiss Franc 5-5-97  Buy                          (85)
S       95,000   Swiss Franc 6-17-97  Sell                        590
S       75,000   Swiss Franc 6-17-97  Buy                        (418)
S       20,000   Swiss Franc 6-17-97  Buy                        (135)
Total Unrealized Gain(Loss) on Forward Foreign
     Currency Contracts                                        (4,376)

Other Assets in Excess of Liabilities (1.0%)                  129,510
Net Assets (100.0%)                                        $12,797,047


April 30, 1997
SCHEDULE OF INVESTMENTS (unaudited)
FLEXIBLE INCOME PORTFOLIO
    Description                               Principal                Value
NON-CONVERTIBLE CORPORATE BONDS  (78.2%)
Basic Materials (3.0%)
          Steel
Weirton Steel Corp.
         11.375%  7-1-04         $             490,000  $           502,250

Consumer, Cyclical (15.2%)
Airlines (1.1%)
  ValuJet, Inc.
         10.250%  4-15-01                      200,000              186,250

Auto Parts and Equipment (1.0%)
Federal-Mogul Corp.
         8.800%  4-15-07                       160,000              161,400

Broadcasting (1.9%)
Sinclair Broadcast Group, Inc.
         10.000%  9-30-05                      325,000              329,063

Entertainment (4.5%)
Time Warner, Inc.
         7.750%  6-15-05                       300,000              299,250
United Artists Theatres
         9.300%  7-1-15                        491,573              452,862
                                                                    752,112

Home Furnishings (3.8%)
Selmer Company, Inc.
         11.000%  5-15-05                      600,000              648,000

Retailers - Specialty (2.9%)
     GFSI, Inc.
         9.625%  3-1-07                        500,000              489,375

Consumer, Non-Cyclical (10.6%)
Beverages (2.3%)
Dr. Pepper Bottling Company of Texas, Inc.
         0.000% (until 2-15-98,
         11.625% thereafter)  2-15-03          400,000              389,000

Food - Other (2.8%)
Ralston Purina Company
         7.875%  6-15-25                       475,000              475,594

Healthcare (3.8%)
Tenet Healthcare Corp.
         8.625%  12-1-03                       100,000              102,000
         10.125%  3-1-05                       500,000              537,500
                                                                    639,500

Household Products (1.7%)
Sherwin-Williams Company
         6.850%  2-1-07                        290,000              283,113

Financial (29.8%)
  Banks (12.5%)
Anchor Bancorp, Inc.
         8.937%  7-9-03                        500,000              513,750
First National Bank of Boston, Inc.
         7.375%  9-15-06                       300,000              298,875
First Nationwide Holding Corp.
         10.625%  10-1-03                      250,000              266,250
    Hubco, Inc.
         8.200%  9-15-06                       300,000              307,875
Standard Federal Bancorp, Inc.
         7.750%  7-17-06         $             250,000  $           254,687
Swiss Bank Corp.
         7.000%  10-15-15                      500,000              470,000
                                                                  2,111,437

Diversified (11.6%)
Ford Motor Credit  Company
         6.750%  8-15-08                       750,000              710,625
Intertek Finance PLC
         10.250%  11-1-06                      500,000              512,500
Lifestyle Furnishings, Inc.
         10.875%  8-1-06                       400,000              428,000
Unifrax Investment Corp.
         10.500%  11-1-03                      250,000              255,000
Wilshire Financial Services Group, Inc.
         13.000%  1-1-04                         60,000              59,325
                                                                  1,965,450

Insurance (5.7%)
Delphi Financial Group, Inc.
         8.000%  10-1-03                       500,000              497,500
Orion Capital Corp.
         7.250%  7-15-05                       400,000              394,000
Penncorp Financial Group
         9.250%  12-15-03                       75,000               78,000
                                                                    969,500

Industrial (7.6%)
Diversified (6.3%)
Consolidated Cigar Acquisition Corp.
         10.500%  3-1-03                       390,000              410,475
    USG Corp.
         9.250%  9-15-01 Series B                400,000            419,500
         8.500%  8-1-05                        225,000              228,094
                                                                  1,058,069

Transportation Equipment (1.3%)
Ryder TRS, Inc.
         10.000%  12-1-06                      225,000              226,687

Technology (9.5%)
Advanced Medical Devices (1.5%)
     IMED Corp.
         9.750% 12-1-06                        250,000              249,375

Computers (1.8%)
International Business Machines Corp.
         7.500%  6-15-13                       300,000              301,875

Diversified (3.1%)
Neodata Services, Inc.
        12.000%  5-1-03                        500,000              532,500

Industrial Technology (3.1%)
American Standard Companies, Inc.
        11.375%  5-15-04                       500,000              531,250

Utilities (2.5%)
       Electric
El Paso Electric Company
         9.400%  5-1-11                        400,000              425,500
Total Non-Convertible Corporate Bonds
(cost $13,106,129)                                               13,227,300

CONVERTIBLE CORPORATE BONDS (2.2%)
Industrial
Diversified
Pegasus Media & Communications, Inc.
         12.500%  7-1-05  (cost $350,000) $             350,000  $  376,250

LONG-TERM GOVERNMENT BONDS (5.8%)
United States Government Securities
Treasury Notes  ##
         6.500%  10-15-06 (cost $1,012,446)             1,000,000    982,730

    Description                                  Shares                Value
NON-CONVERTIBLE PREFERRED STOCK (1.4%)
Financial
          Banks
California Federal Bank, Series A                 5,000     $       125,625
Chevy Chase Bank                                 3,500              104,562
Total Non-Convertible Preferred Stock
(cost $241,375)                                                     230,187

SHORT-TERM SECURITIES (10.3%)
Commercial Paper (10.1%)
American Express Company
         5.550%  5-1-97          $             600,000  $           600,000
General Electric Capital Corp.
         5.620%  5-1-97                        500,000              500,000
Household Finance Company
         5.580%  5-1-97                        600,000              600,000
                                                                  1,700,000

Repurchase Agreement (0.2%)
State Street Bank & Trust ***
         4.250% Repurchase Agreement
         dated 4-30-97 to be repurchased
         at $29,703 on 5-1-97                   29,699               29,699

Total Short-Term Securities (cost $1,729,699)                     1,729,699

Total Investments (97.9%) (cost $16,439,649)                     16,546,166
Other Assets in Excess of Liabilities (2.1%)                        359,656
Net Assets (100.0%)                                       $      16,905,822

April 30, 1997
SCHEDULE OF INVESTMENTS (unaudited)
INCOME PLUS PORTFOLIO
    Description                               Principal                Value
NON-CONVERTIBLE CORPORATE BONDS (91.6%)
Basic Materials (4.0%)
Precious Metals
     Inco, Ltd.
         9.600%  6-15-22          $          2,500,000   $        2,678,750

Consumer, Cyclical (24.7%)
Airlines (2.1%)
Piedmont Aviation, Inc.
         10.100%  5-13-07                    1,048,000              990,360
  USAir, Inc.
         10.800%  1-1-05                       400,000              395,500
                                                                  1,385,860

Auto Parts and Equipment (3.6%)
Mark IV Industries, Inc.
         8.750%  4-1-03                      2,430,000            2,430,000

Broadcasting (1.9%)
Walt Disney Company 144A
         2.000%  3-1-00                      1,000,000            1,267,500

Casinos (4.3%)
Circus Circus Enterprises, Inc.
         6.450%  2-1-06                      2,000,000            1,848,040
Majestic Star LLC
         12.750%  5-15-03                    1,000,000            1,075,000
                                                                  2,923,040

Entertainment (1.6%)
 Mattel, Inc.
         10.125%  8-15-02                    1,000,000            1,049,000

Home Construction (1.5%)
 M.D.C. Holdings, Inc.
         11.125%  12-15-03                   1,000,000            1,025,000

Publishing (5.3%)
Golden Books Publishing, Inc.
         7.650%  9-15-02                     2,250,000            2,002,500
 News America Holdings, Inc.
         8.625%  2-1-03                      1,500,000            1,585,575
                                                                  3,588,075

Retailers - Broadline (4.4%)
Dayton Hudson Corp.
         8.500%  12-1-22                     2,000,000            2,021,400
   Kmart Corp.
         8.125%  12-1-06                     1,000,000              955,000
                                                                  2,976,400

Consumer, Non-Cyclical (11.5%)
Consumer Services (2.8%)
  Hertz Corp.
         6.000%  1-15-03                     2,000,000            1,898,980

Food - Other (2.1%)
Flemming Companies, Inc.
         7.785%  12-15-01                    1,500,000            1,395,000

Food Retailers (4.5%)
American Stores Company
         9.125%  4-1-02           $          1,000,000   $        1,079,990
  Great Atlantic & Pacific Tea, Inc.
         7.700%  1-15-04                     2,000,000            1,983,860
                                                                  3,063,850

Medical Supplies  (2.1%)
C. R. Bard, Inc.
         6.700%  12-1-26                     1,500,000            1,434,375

Energy (11.2%)
Oil Drilling (4.3%)
Louisiana Land Exploration Company
         7.625%  4-15-13                     2,000,000            1,979,600
 Maxus Energy Corp.
         11.250%  5-1-13                       905,000              923,100
                                                                  2,902,700

Oilfield Equipment and Services (1.5%)
McDermott, Inc.
         9.375%  3-15-02                     1,000,000            1,012,050

Pipelines (5.4%)
   Enron Corp.
         6.750%  7-1-05                      2,500,000            2,411,525
Williams Companies, Inc.
         10.250%  7-15-20                    1,000,000            1,252,130
                                                                  3,663,655

Financial (18.1%)
Banks (6.0%)
Bank of Boston Corp.
         8.250%  12-15-26                    2,000,000            1,991,850
      Citicorp
         9.500%  2-1-02                      1,000,000            1,096,980
 Peoples Bank
         7.200%  12-1-06                     1,000,000              958,350
                                                                  4,047,180

Diversified (7.5%)
BAT Capital Corp.
         6.500%  11-24-03                    2,000,000            1,913,200
Continental Bank N.A.
         11.250%  7-1-01                     1,100,000            1,157,728
GNS Financial Corp.
         9.250%  3-15-03                     1,000,000            1,054,850
Imperial Credit Industries, Inc. 144A
         9.875%  1-15-07                     1,000,000              942,500
                                                                  5,068,278
Insurance (1.6%)
American Financial Group, Inc.
         10.625%  4-15-00                    1,000,000            1,090,370

Securities Brokers (3.0%)
Lehman Brothers, Inc.
         7.625%  6-1-06                      2,000,000            2,000,980

Independent (2.8%)
   Conglomerate
     ITT Corp.
         6.750%  11-15-05         $          2,000,000   $        1,879,640

Industrial (7.5%)
Air Freight (1.6%)
Federal Express Corp.
         9.625%  10-15-19                    1,000,000            1,058,270

Containers and Packaging (1.5%)
Stone Container Corp.
         11.875%  8-1-16                     1,000,000            1,015,000

Other Industrial Services (1.5%)
Figgie International, Inc.
         9.875%  10-1-99                     1,000,000            1,037,500

Transportation Equipment (2.9%)
    AAR Corp.
         7.250%  10-15-03                    2,000,000            1,926,380

Technology (1.5%)
Semiconductors
Fairchild Semiconductor Corp.
         10.125%  3-15-07                    1,000,000            1,012,500

Utilities (10.3%)
Electric (5.9%)
El Paso Electric Company
         8.250%  2-1-03                      1,000,000            1,020,160
         8.900%  2-1-06                        500,000              523,230
First PV Funding Corp.
         10.300%  1-15-14                      895,000              950,938
Texas Utilities Electric Company
         6.750%  4-1-03                      1,500,000            1,473,345
                                                                  3,967,673

Telephone (4.4%)
US West Capital Funding, Inc.
         7.900%  2-1-27                      3,000,000            2,958,750

Total Non-Convertible Corporate Bonds
(cost $60,577,552 )                                              61,756,756

CONVERTIBLE PREFERRED STOCK (3.4%)
Technology
Communications
Time Warner, Inc. 144A  (cost $2,203,860)        2,206        $   2,365,935

SHORT-TERM SECURITIES (3.3%)
Commercial Paper
Enterprise Funding Corp.
         5.400%  5-1-97  (cost $ 2,200,000 ) $2,200,000           2,200,000

Total Investments (98.3%) (cost $64,981,412)                     66,322,691
Other Assets in Excess of Liabilities (1.7%)                      1,174,169
Net Assets (100.0%)                                        $      67,496,860


April 30, 1997
SCHEDULE OF INVESTMENTS (unaudited)
TAX-EXEMPT PORTFOLIO
Description  **                               Principal                Value
MUNICIPAL BONDS (98.2%)
 Alabama (4.2%)
City of Huntsville, Public Building Authority,
     Revenue Bonds, Series 1996A,
     6.000%, 10-1-25, AAA/Aaa     $          1,000,000     $      1,012,300

California (0.3%)
Los Angeles, Convention and Exhibition
     Center, Certificates of Participation,
     9.000%, 12-1-20, AAA/Aaa                   50,000               64,062

 Florida (4.0%)
Hillsborough County School District,
     Sales Tax Revenue Bonds, Series 1996
     4.600%, 10-1-04, NR/Aaa                 1,000,000              969,030

Illinois (16.5%)
Calumet City, General Obligation Bonds,
     Series B, 5.350%, 1-1-17, NR/Aaa        1,000,000              949,770
Illinois State Dedicated Civic Center Tax,
     Revenue Bonds, Series A,
     6.000%, 12-15-15, AAA/Aaa               1,000,000            1,005,730
McHenry County Community School District,
     General Obligation Bonds, Series 1996
     5.850%, 1-1-16, AAA/NR                  1,000,000            1,003,050
West Chicago, IDR-Leggett and Platt, Inc.
     Project, Revenue Bonds, Series 1994,
     6.900%, 9-1-24, A/NR                    1,000,000            1,042,180
                                                                  4,000,730

   Iowa (12.4%)
Iowa Finance Authority, Drake University
     Project, Revenue Bonds,
     5.400%, 12-1-16, AAA/Aaa                1,000,000              953,490
Iowa Higher Education Loan Authority,
     St. Ambrose University Project, Revenue
     Bonds, 5.750%, 2-1-11, BBB/NR           1,000,000              969,430
Iowa State Certificate of Participation,
     Revenue Bonds, Series 1992A,
     6.500%, 7-1-06, AAA/Aaa                 1,000,000            1,080,620
                                                                  3,003,540

Kentucky (4.1%)
Jefferson County, Pollution Control,
     Revenue Bonds, Series A,
     5.900%, 4-15-23, AA/Aa2                 1,000,000            1,005,050

   Maine (4.2%)
Maine State Housing Authority, Mortgage
     Revenue AMT Bonds, Series A-1
     6.500%, 11-15-27, AAA/Aaa               1,000,000            1,027,720

Massachusetts (4.2%)
Massachusetts State Housing Finance
     Agency, Series 1993A
     6.300%, 10-1-13, A+/A1                  1,000,000            1,023,050

Michigan (8.1%)
Detroit School District, General Obligation
     Bonds, 6.250%, 5-1-12, AA/Aa             1,000,000           1,039,970
Michigan State Building Authority, Revenue
     Refunding Special Sinking Fund, Series
     1992A, 6.800%, 10-1-21, AA-/A1            855,000              925,862
                                                                  1,965,832

Nebraska (4.3%)
Nebraska Higher Education Loan Program,
     Revenue AMT Bonds, Series 1992A-6,
     6.950%, 6-1-08, NR/A         $          1,000,000   $        1,055,310

  Nevada (8.1%)
Municipal Bond Authority, Project No. 52,
     Series A, 6.000%, 5-15-24, AA/Aa        1,000,000            1,006,710

Salt Lake County, Municipal Building
     Authority, Revenue Bonds,
     5.850%, 10-1-17, A/A1                   1,000,000              965,210
                                                                  1,971,920

    Ohio (4.1%)
Franklin County Hospital, Holy Cross Health
     Systems Corp., Revenue Bonds,
     5.800%, 6-1-16, AA/Aa3                  1,000,000              996,740

Pennsylvania (4.1%)
Pennsylvania Housing Finance Agency,
     Multi-Family Mortgage Revenue
     Bonds, Series 1985A,
     9.375%, 8-1-28, AAA/Aa                      5,000                5,089
Quakertown Pennsylvania, General Authority
     Revenue Bonds, Put Bonds - Weekly
     4.550%, 7-1-26, NR/A1                   1,000,000            1,000,000
                                                                  1,005,089

South Carolina (3.3%)
Piedmont Municipal Power Agency,
     Revenue Bonds, Put Bonds - Weekly
     3.350%, 1-1-22, AAA/Aaa                   800,000              800,000

South Dakota (4.1%)
Sioux Falls South Dakota School District,
     Number 49-5 Refunding Capital Outlay
     Certificates, Series 1992B,
     5.750%, 7-1-12, AAA/Aaa                 1,000,000            1,004,340

   Texas (4.0%)
Carroll Independent School District,
     General Obligation Bonds,
     5.625%, 2-15-19, AAA/Aaa                1,000,000              969,990

Washington (4.1%)
Washington State, General Obligation Bonds
     Series A, 5.750%, 2-1-17 AA/Aa          1,000,000              983,680

 Wyoming (4.1%)
Wyoming State Farm Loan Board, Capital
     Facilities Revenue Bonds,
     5.750%, 10-1-20, AA-/NR                 1,000,000              996,120

Total Investments (98.2%) (cost $23,767,685)                     23,854,503
Other Assets in Excess of Liabilities (1.8%)                        427,811
Net Assets (100.0%)                                       $      24,282,314



April 30, 1997
SCHEDULE OF INVESTMENTS (unaudited)
NOTES TO SCHEDULE OF INVESTMENTS

+      Foreign securities.

#     American Depository Receipts or Global Depository Receipts.
*     Presently non-income producing.

@    Notional amount of forward foreign currency contracts and principal amount of foreign bonds are denominated in the indicated currency: A-Austrian Schilling; B-British Pound; D-German Deutschemark; F-French Franc; G-Dutch Guilder; H-Hong Kong Dollar; J-Japanese Yen; K-Swedish Krona; M-Finnish Markka; P-Spanish Peseta; R-South African Rand; S-Swiss Franc.
**   Ratings indicated are by Standard and Poor's/Moody's, respectively, and are unaudited; NR:  not rated by this service.
## U.S. Treasury Notes owned by Flexible Income with an aggregate market value of $2,139,375 have been segregated with the custodian to cover margin requirements on twenty, 10 year U.S. Treasury Note June 1997 futures contracts. At April 30, 1997 the Portfolio had unrealized gains of $11,063 and variation margin payable of $26,875 on these contracts.
See Note 2 to financial statements for security valuation and other significant accounting policies.

See Note 5 to financial statements for futures, forward currency contracts and other derivative transactions.

See Note 6 to financial statements for cost and unrealized appreciation and depreciation of investments for Federal income tax purposes.


*** Aggressive Growth Portfolio
Collateralized by $495,000 principal of U.S. Treasury Bonds 8.750% due 8-15-20; market value and accrued interest aggregated $593,031 for this collateral at April 30, 1997.

*** International Equity Portfolio
Collateralized by $50,000 principal of U.S. Treasury Bonds 8.750% due 5-15-17; market value and accrued interest aggregated $60,577 for this collateral at April 30, 1997.

*** Capital Appreciation Portfolio
Collateralized by $45,000 principal of U.S. Treasury Bonds 8.875% due 8-15-17; market value and accrued interest aggregated $54,141 for this collateral at April 30, 1997.

*** Global Portfolio
Collateralized by $15,000 principal of U.S. Treasury Notes 5.000% due 2-15-99; market value and accrued interest aggregated $14,816 for this collateral at April 30, 1997.

*** Growth Portfolio
Collateralized by $65,000 principal of U.S. Treasury Bonds 9.125% due 5-15-18; market value and accrued interest aggregated $81,685 for this collateral at April 30, 1997.

*** Strategic Total Return Portfolio
Collateralized by $400,000 principal of U.S. Treasury Bonds 8.750% due 8-15-20; market value and accrued interest aggregated $479,217 for this collateral at April 30, 1997.

*** Tactical Asset Allocation Portfolio
Collateralized by $155,000 principal of U.S. Treasury Notes 5.250% due 7-31-98; market value and accrued interest aggregated $155,426 for this collateral at April 30, 1997.

*** Balanced Portfolio
Collateralized by $10,000 principal of U.S. Treasury Bonds 8.750% due 5-15-17; market value and accrued interest aggregated $12,115 for this collateral at April 30, 1997.

*** Flexible Income Portfolio
Collateralized by $25,000 principal of U.S. Treasury Bonds 9.000% due 11-15-18; market value and accrued interest aggregated $31,102 for this collateral at April 30, 1997.



April 30, 1997
STATEMENTS OF ASSETS AND LIABILITIES (unaudited)

All numbers (except per share amounts) in thousands
                                Aggressive International      Capital
                                    Growth        Equity Appreciation    Global

Assets:
   Investment securities,
     at market value              $29,424        $1,545      $21,334  $213,348
   Cash                                45            17           19     3,502
   Receivables:
      Investment securities sold      176             1           40     1,057
      Shares of beneficial
        interest sold                    3                         1       378
      Interest                        -             -            -         -
      Dividends                        10             4            6       485
      Due from investment adviser     -               7          -         -
   Forward foreign currency contracts -               3           34     2,884
   Other                                1           -              3       396
                                   29,659         1,577       21,437   222,050
Liabilities:
   Accounts payable:
      Investment securities purchased 354            57          106    11,144
      Shares of beneficial interest
         redeemed                     -             -            -           5
      Due to custodian                -             -            -         -
   Accrued liabilities:
      Management and advisory fees     21           -             23        65
      Distribution fees                13           -              8        73
      Transfer agent fees and expenses 13             2            5       101
   Forward foreign currency contracts -             -              9        66
   Other                                1             4          -         106
                                      402            63          151    11,560
Net Assets                        $29,257        $1,514      $21,286  $210,490
   Investment securities, at cost $26,123        $1,529      $20,124  $184,802

Net Asset Value Per Share:
          Class A shares           $15.67        $10.26       $13.15    $21.32
          Class B shares           $15.52        $10.25       $13.04    $21.00
          Class C shares           $15.54        $10.25       $13.05    $20.91
          Class T shares (1)
Offering price per share (2):
          Class A shares           $16.58        $10.86       $13.92    $22.56
          Class T shares (1)

(1) Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares.
(2) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus.
      Net asset value per share for Class B and Class C shares represents offering price. The redemption price for class B equals net asset value less any applicable contingent deferred sales charges.

The notes to the financial statements are an integral part of these statements.


April 30, 1997
STATEMENTS OF ASSETS AND LIABILITIES (unaudited)

All numbers (except per share amounts) in thousands
                                                                          Value
                                                Growth    C.A.S.E.       Equity
Assets:
   Investment securities, at market value  $1,145,792      $4,373       $3,951
   Cash                                           -           -              9
   Receivables:
      Investment securities sold                3,515         312            9
      Shares of beneficial interest sold           80         -            -
      Interest                                     95         -              -
      Dividends                                 1,292           2            3
      Due from investment adviser                    -         32           14
   Forward foreign currency contracts             -           -            -
   Other                                           36          26          -
                                            1,150,810       4,745        3,986
Liabilities:
   Accounts payable:
      Investment securities purchased           3,282         -            -
      Shares of beneficial interest redeemed       94         -            -
      Due to custodian                            256          37          -
   Accrued liabilities:
      Management and advisory fees                 18         -            -
      Distribution fees                           170           2            2
      Transfer agent fees and expenses            306           2            6
      Forward foreign currency contracts          -           -            -
   Other                                           79           1           11
                                                4,205          42           19
Net Assets                                 $1,146,605      $4,703       $3,967
   Investment securities, at cost            $874,835      $4,151       $3,914
Net Asset Value Per Share:
          Class A shares                       $22.01      $10.58       $10.12
          Class B shares                       $21.58      $10.56       $10.11
          Class C shares                       $21.65      $10.56        $10.11
          Class T shares (1)                   $22.25
Offering price per share (2):
          Class A shares                       $23.29      $11.20       $10.71
          Class T shares (1)                   $24.32

(1) Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares.
(2) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus.
      Net asset value per share for Class B and Class C shares represents offering price. The redemption price for class B equals net asset value less any applicable contingent deferred sales charges.

The notes to the financial statements are an integral part of these statements.

April 30, 1997
STATEMENTS OF ASSETS AND LIABILITIES (unaudited)

All numbers (except per share amounts) in thousands
                                             StrategicTactical Asset
                                          Total Return  Allocation     Balanced

Assets:
   Investment securities, at market value     $20,704     $21,905      $12,672
   Cash                                           -           -              2
   Receivables:
      Investment securities sold                  -           -            294
      Shares of beneficial interest sold          -             3          -
      Interest                                    103          60           99
      Dividends                                    19          15           10
      Due from investment adviser                 -           -              4
   Forward foreign currency contracts             -           -              6
   Other                                          -             1            5
                                               20,826      21,984       13,092
Liabilities:
   Accounts payable:
      Investment securities purchased             113         -            277
      Shares of beneficial interest redeemed      -           -            -
      Due to custodian                             25          49          -
   Accrued liabilities:
      Management and advisory fees                 19          35          -
      Distribution fees                             8          12            5
      Transfer agent fees and expenses              4           4            2
   Forward foreign currency contracts             -           -             10
   Other                                            1           5            1
                                                  170         105          295
Net Assets                                    $20,656     $21,879      $12,797
   Investment securities, at cost             $18,603     $20,708      $11,851

Net Asset Value Per Share:
          Class A shares                       $14.07      $11.83       $12.45
          Class B shares                       $14.06      $11.82       $12.44
          Class C shares                       $14.06      $11.82       $12.44
          Class T shares (1)
Offering price per share (2):
          Class A shares                       $14.89      $12.52       $13.17
          Class T shares (1)

(1) Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares.
(2) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus.
      Net asset value per share for Class B and Class C shares represents offering price. The redemption price for class B equals net asset value less any applicable contingent deferred sales charges.

The notes to the financial statements are an integral part of these statements.

April 30, 1997
STATEMENTS OF ASSETS AND LIABILITIES (unaudited)

All numbers (except per share amounts) in thousands
                                              Flexible      Income         Tax-
                                                Income        Plus       Exempt

Assets:
   Investment securities, at market value     $16,546     $66,323      $23,855
                                                   15         -             80
   Receivables:
      Investment securities sold                   62         -            -
      Shares of beneficial interest sold          -           -            -
      Interest                                    359       1,377          353
      Dividends                                   -           -            -
      Due from investment adviser                 -           -              2
   Forward foreign currency contracts             -           -            -
   Other                                          -           509          -
                                               16,982      68,209       24,290
Liabilities:
   Accounts payable:
      Investment securities purchased             -           -            -
      Shares of beneficial interest redeemed      -             2          -
      Due to custodian                            -           105          -
   Accrued liabilities:
      Management and advisory fees                 32          33          -
      Distribution fees                             6          21            7
      Transfer agent fees and expenses              8          15          -
   Forward foreign currency contracts             -           -            -
   Other                                           30         536            1
                                                   76         712            8
Net Assets                                    $16,906     $67,497      $24,282
   Investment securities, at cost             $16,440     $64,981      $23,768

Net Asset Value Per Share:
          Class A shares                        $9.27      $10.41       $11.29
          Class B shares                        $9.27      $10.41       $11.28
          Class C shares                        $9.27      $10.41       $11.28
          Class T shares (1)
Offering price per share (2):
          Class A shares                        $9.73      $10.93       $11.85
          Class T shares (1)

(1) Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares.
(2) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus.
      Net asset value per share for Class B and Class C shares represents offering price. The redemption price for class B equals net asset value less any applicable contingent deferred sales charges.

The notes to the financial statements are an integral part of these statements.


STATEMENTS OF ASSETS AND LIABILITIES (continued)

All numbers in thousands
                                           Aggressive        International
                                               Growth           Equity
                                             1997 (1)1996 (2) 1997 (3)

Net Assets Consist Of:
    Shares of beneficial interest,
      unlimited shares authorized            $27,384  $24,014  $1,478
    Undistributed net investment
      income (loss)                             (166)     (1)       3
    Undistributed net realized gain
      (loss) from investments
          and foreign currency transactions   (1,262) (1,455)      14
    Net unrealized appreciation of
      investments and on translation of
      assets and liabilities in foreign
      currencies                               3,301   3,501       19
       Total net assets                      $29,257  $26,059  $1,514

Shares Of Beneficial Interest:
  Class A:
    Shares sold                                  352      45      133
    Shares issued on reinvestment of
      distributions                               60     -        -
    Shares redeemed                             (299)    (50)      (1)
       Net increase (decrease) in shares
         outstanding                             113      (5)     132
          Shares outstanding at
            beginning of period                1,397   1,402      -
          Shares outstanding at
            end of period                      1,510   1,397      132

  Class B:
    Shares sold                                   75      13       12
    Shares issued on reinvestment of
      distributions                                6     -        -
    Shares redeemed                              (12)    -        -
       Net increase (decrease) in  shares
        outstanding                               69      13       12
          Shares outstanding at beginning
            of period                            128     115      -
          Shares outstanding at end
            of period                            197     128       12

  Class C:
    Shares sold                                   57       3        3
    Shares issued on reinvestment of
      distributions                                6     -        -
    Shares redeemed                              (37)    (10)     -
       Net increase (decrease) in shares
        outstanding                               26      (7)       3
          Shares outstanding at beginning
            of period                            137     144      -
          Shares outstanding at end
            of period                            163     137        3

  Class T:
    Shares sold
    Shares issued on reinvestment of
      distributions
    Shares redeemed
       Net increase (decrease) in
        shares outstanding
          Shares outstanding at beginning
            of period
          Shares outstanding at end
            of period

  (1) For the six month period ended April 30, 1997, unaudited.
  (2) For the one month ended  October 31, 1996.
  (3) From commencement of investment operations on February 3, 1997 through April 30, 1997, unaudited.

The notes to the financial statements are an integral part of these statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

All numbers in thousands
                                            Capital
                                          Appreciation            Global
                                      1997 (1)     1996 (2)  1997 (1)  1996 (2)

Net Assets Consist Of:
    Shares of beneficial interest,
      unlimited shares authorized     $21,802      $20,480  $171,836  $112,843
    Undistributed net investment
      income (loss)                      (169)          (1)     (698)      (13)
    Undistributed net realized gain
      (loss) from investments
          and foreign currency
          transactions                 (1,583)         285     7,995    15,055
    Net unrealized appreciation of
      investments and on translation
      of assets and liabilities in
      foreign currencies                1,236        2,961    31,357    22,542
       Total net assets               $21,286      $23,725  $210,490  $150,427

Shares Of Beneficial Interest:
  Class A:
    Shares sold                         1,116          231     3,249       341
    Shares issued on reinvestment
      of distributions                     18          -         679       -
    Shares redeemed                    (1,069)        (170)   (1,964)     (130)
       Net increase (decrease) in
         shares outstanding                65           61     1,964       211
          Shares outstanding at
            beginning of period         1,249        1,188     6,349     6,138
          Shares outstanding at
            end of period               1,314        1,249     8,313     6,349

  Class B:
    Shares sold                            63           14       581        49
    Shares issued on reinvestment
      of distributions                      2          -          38       -
    Shares redeemed                       (29)          (5)      (12)       (4)
       Net increase (decrease) in
        shares outstanding                 36            9       607        45
          Shares outstanding at
            beginning of period           138          129       282       237
          Shares outstanding at
            end of period                 174          138       889       282

  Class C:
    Shares sold                            36            7       287        35
    Shares issued on reinvestment
      of distributions                      2          -          49       -
    Shares redeemed                       (51)         (13)      (46)       (9)
       Net increase (decrease) in
        shares outstanding                (13)          (6)      290        26
          Shares outstanding at
            beginning of period           145          151       410       384
          Shares outstanding at
            end of period                 132          145       700       410

  Class T:
    Shares sold
    Shares issued on reinvestment
      of distributions
    Shares redeemed
       Net increase (decrease) in
        shares outstanding
          Shares outstanding at
            beginning of period
          Shares outstanding at
            end of period

  (1) For the six month period ended April 30, 1997, unaudited.
  (2) For the one month ended  October 31, 1996.
  (3) From commencement of investment operations on February 3, 1997 through April 30, 1997, unaudited.

The notes to the financial statements are an integral part of these statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

All numbers in thousands

                                             Growth               C.A.S.E.
                                      1997 (1)     1996 (2)  1997 (1)  1996 (2)

Net Assets Consist Of:
    Shares of beneficial interest,
      unlimited shares authorized    $793,804     $805,278    $4,570    $3,401
    Undistributed net investment
      income (loss)                       812           20       (12)      175
    Undistributed net realized gain
      (loss) from investments
          and foreign currency
          transactions                 80,036       23,722       (77)     (178)
    Net unrealized appreciation of
      investments and on translation
      of assets and liabilities in
      foreign currencies              270,953      326,154       222       123
       Total net assets            $1,145,605   $1,155,174    $4,703    $3,521

Shares Of Beneficial Interest:
  Class A:
    Shares sold                         4,318          690        77        20
    Shares issued on reinvestment
      of distributions                    523          -           9       -
    Shares redeemed                    (4,972)        (523)      (38)       (1)
       Net increase (decrease) in
         shares outstanding              (131)         167        48        19
          Shares outstanding at
            beginning of period        25,720       25,553       158       139
          Shares outstanding at
            end of period              25,589       25,720       206       158

  Class B:
    Shares sold                           172           36        56         6
    Shares issued on reinvestment
      of distributions                      6          -           4       -
    Shares redeemed                       (17)          (1)      (28)       (2)
       Net increase (decrease) in
         shares outstanding               161           35        32         4
          Shares outstanding at
            beginning of period           243          208       110       106
          Shares outstanding at
           end of period                  404          243       142       110

  Class C:
    Shares sold                           186           21        67        14
    Shares issued on reinvestment
      of distributions                     12          -           4       -
    Shares redeemed                      (102)         (22)      (39)       (8)
       Net increase (decrease) in
         shares outstanding                96           (1)       32         6
          Shares outstanding at
            beginning of period           509          510        65        59
          Shares outstanding at
            end of period                 605          509        97        65

  Class T:
    Shares sold                         1,042          136
    Shares issued on reinvestment
      of distributions                    531          -
    Shares redeemed                    (2,221)        (381)
       Net increase (decrease) in
         shares outstanding              (648)        (245)
          Shares outstanding at
            beginning of period        25,887       26,132
          Shares outstanding at
            end of period              25,239       25,887

  (1) For the six month period ended April 30, 1997, unaudited.
  (2) For the one month ended  October 31, 1996.
  (3) From commencement of investment operations on February 3, 1997 through April 30, 1997, unaudited.

The notes to the financial statements are an integral part of these statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

All numbers in thousands
                                        Value          Strategic
                                        Equity        Total Return
                                      1997 (3)     1997 (1)  1996 (2)

Net Assets Consist Of:
    Shares of beneficial interest,
     unlimited shares authorized       $3,928      $18,151   $13,493
    Undistributed net investment
      income (loss)                         4           21        34
    Undistributed net realized gain
      (loss) from investments
          and foreign currency
          transactions                     (2)         383       376
    Net unrealized appreciation of
      investments and on translation
      of assets and liabilities in
      foreign currencies                   37        2,101     1,317
       Total net assets                $3,967      $20,656   $15,220

Shares Of Beneficial Interest:
  Class A:
    Shares sold                           238          285        48
    Shares issued on reinvestment of
       distributions                      -             28       -
    Shares redeemed                       (11)         (81)      (26)
       Net increase (decrease) in
        shares outstanding                227          232        22
          Shares outstanding at
            beginning of period           -            875       853
          Shares outstanding at
            end of period                 227        1,107       875

  Class B:
    Shares sold                           117           66        10
    Shares issued on reinvestment of
      distributions                       -              4       -
    Shares redeemed                        (1)         (11)       (1)
       Net increase (decrease) in
        shares outstanding                116           59         9
          Shares outstanding at
            beginning of period           -            125       116
          Shares outstanding at
            end of period                 116          184       125

  Class C:
    Shares sold                            50           72         6
    Shares issued on reinvestment of
      distributions                       -              4       -
    Shares redeemed                        (1)         (32)       (3)
       Net increase (decrease) in
         shares outstanding                49           44         3
          Shares outstanding at
             beginning of period          -            133       130
          Shares outstanding at
             end of period                 49          177       133

  Class T:
    Shares sold
    Shares issued on reinvestment of
      distributions
    Shares redeemed
       Net increase (decrease) in
        shares outstanding
          Shares outstanding at
            beginning of period
          Shares outstanding at
            end of period

  (1) For the six month period ended April 30, 1997, unaudited.
  (2) For the one month ended  October 31, 1996.
  (3) From commencement of investment operations on February 3, 1997 through April 30, 1997, unaudited.

The notes to the financial statements are an integral part of these statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

All numbers in thousands
                                          Tactical Asset
                                            Allocation            Balanced
                                      1997 (1)     1996 (2)  1997 (1)  1996 (2)

Net Assets Consist Of:
    Shares of beneficial interest,
     unlimited shares authorized      $20,039      $17,386   $11,623    $8,239
    Undistributed net investment
      income (loss)                        33           14        26        23
    Undistributed net realized gain
      (loss) from investments
          and foreign currency
          transactions                    609           62       332     1,358
    Net unrealized appreciation of
          investments and on translation
          of assets and liabilities in
          foreign currencies            1,198          705       816       627
       Total net assets               $21,879      $18,167   $12,797   $10,247

Shares Of Beneficial Interest:
  Class A:
    Shares sold                           286           87       152        27
    Shares issued on reinvestment
      of distributions                      8          -          97       -
    Shares redeemed                      (131)          (8)      (68)       (6)
       Net increase (decrease) in
        shares outstanding                163           79       181        21
          Shares outstanding at
            beginning of period           750          671       619       598
          Shares outstanding at
            end of period                 913          750       800       619

  Class B:
    Shares sold                           215           18        79        15
    Shares issued on reinvestment
      of distributions                      4          -          10       -
    Shares redeemed                       (51)          (9)      (14)       (1)
       Net increase (decrease) in
        shares outstanding                168            9        75        14
          Shares outstanding at
            beginning of period           449          440        65        51
          Shares outstanding at
            end of period                 617          449       140        65

  Class C:
    Shares sold                           141           20        31         2
    Shares issued on reinvestment
      of distributions                      3          -          10       -
    Shares redeemed                      (249)         (16)      (24)       (1)
       Net increase (decrease) in
        shares outstanding               (105)           4        17         1
          Shares outstanding at
            beginning of period           425          421        71        70
          Shares outstanding at
            end of period                 320          425        88        71

  Class T:
    Shares sold
    Shares issued on reinvestment
      of distributions
    Shares redeemed
       Net increase (decrease) in
        shares outstanding
          Shares outstanding at
            beginning of period
          Shares outstanding at
            end of period

  (1) For the six month period ended April 30, 1997, unaudited.
  (2) For the one month ended  October 31, 1996.
  (3) From commencement of investment operations on February 3, 1997 through April 30, 1997, unaudited.

The notes to the financial statements are an integral part of these statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

All numbers in thousands

                                       Flexible Income         Income Plus
                                      1997 (1)     1996 (2)  1997 (1)  1996 (2)

Net Assets Consist Of:
    Shares of beneficial interest,
      unlimited shares authorized     $19,333      $20,705   $65,905   $66,967
    Undistributed net investment
      income (loss)                        44           48       214       243
    Undistributed net realized gain
      (loss) from investments
          and foreign currency
          transactions                 (2,588)      (2,750)       37       474
    Net unrealized appreciation of
      investments and on translation
      of assets and liabilities in
      foreign currencies                  117          366     1,341     2,186
       Total net assets               $16,906      $18,369   $67,497   $69,870

Shares Of Beneficial Interest:
  Class A:
    Shares sold                            46            9       314        45
    Shares issued on reinvestment
      of distributions                     44            8       213        27
    Shares redeemed                      (246)         (52)     (653)      (96)
       Net increase (decrease) in
        shares outstanding               (156)         (35)     (126)      (24)
          Shares outstanding at
            beginning of period         1,823        1,858     6,247     6,271
          Shares outstanding at
            end of period               1,667        1,823     6,121     6,247

  Class B:
    Shares sold                            15            3        54         3
    Shares issued on reinvestment
       of distributions                     1          -           3       -
    Shares redeemed                        (5)          (1)      (14)       (1)
       Net increase (decrease) in
         shares outstanding                11            2        43         2
          Shares outstanding at
            beginning of period            56           54        76        74
          Shares outstanding at
            end of period                  67           56       119        76

  Class C:
    Shares sold                            28            6       158        15
    Shares issued on reinvestment
       of distributions                     2          -          10         1
    Shares redeemed                       (32)         (11)     (188)      (12)
       Net increase (decrease) in
        shares outstanding                 (2)          (5)      (20)        4
          Shares outstanding at
            beginning of period            91           96       262       258
          Shares outstanding at
            end of period                  89           91       242       262

  Class T:
    Shares sold
    Shares issued on reinvestment
      of distributions
    Shares redeemed
       Net increase (decrease) in
         shares outstanding
          Shares outstanding at
             beginning of period
          Shares outstanding at
             end of period

  (1) For the six month period ended April 30, 1997, unaudited.
  (2) For the one month ended  October 31, 1996.
  (3) From commencement of investment operations on February 3, 1997 through April 30, 1997, unaudited.

The notes to the financial statements are an integral part of these statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

All numbers in thousands
                                           Tax-Exempt
                                      1997 (1)     1996 (2)

Net Assets Consist Of:
    Shares of beneficial interest,
      unlimited shares authorized     $23,994      $25,042
    Undistributed net investment
      income (loss)                        48           44
    Undistributed net realized gain
      (loss) from investments
          and foreign currency
          transactions                    154          173
    Net unrealized appreciation of
      investments and on translation
      of assets and liabilities in
      foreign currencies                   86          317
       Total net assets               $24,282      $25,576

Shares Of Beneficial Interest:
  Class A:
    Shares sold                            46           14
    Shares issued on reinvestment
      of distributions                     43            6
    Shares redeemed                      (159)         (51)
       Net increase (decrease) in
        shares outstanding                (70)         (31)
          Shares outstanding at
            beginning of period         2,144        2,175
          Shares outstanding at
            end of period               2,074        2,144

  Class B:
    Shares sold                             5            1
    Shares issued on reinvestment
      of distributions                    -            -
    Shares redeemed                       -            -
       Net increase (decrease) in
         shares outstanding                 5            1
          Shares outstanding at
            beginning of period            18           17
          Shares outstanding at
            end of period                  23           18

  Class C:
    Shares sold                            13           14
    Shares issued on reinvestment
      of distributions                      2          -
    Shares redeemed                       (42)         (12)
       Net increase (decrease) in
         shares outstanding               (27)           2
          Shares outstanding at
            beginning of period            82           80
          Shares outstanding at
            end of period                  55           82

  Class T:
    Shares sold
    Shares issued on reinvestment
      of distributions
    Shares redeemed
       Net increase (decrease) in
         shares outstanding
          Shares outstanding at
            beginning of period
          Shares outstanding at
            end of period

  (1) For the six month period ended April 30, 1997, unaudited.
  (2) For the one month ended  October 31, 1996.
  (3) From commencement of investment operations on February 3, 1997 through April 30, 1997, unaudited.

The notes to the financial statements are an integral part of these statements.

For the six months ended April 30, 1997
STATEMENTS OF OPERATIONS (unaudited)

All numbers in thousands
                                       Aggressive  International        Capital
                                           Growth     Equity (1)   Appreciation

Investment Income:
   Interest                                  $18             $2            $41
   Dividends                                  92              6              19
  Withholding taxes on foreign dividends      (1)            (1)            (1)
                                             109              7              59
Expenses:
   Management and advisory fees              140              3             116
   Distribution and service fees:
       Class A                                40              1              33
       Class B                                12            -                11
       Class C                                11            -                9
   Transfer agent fees and expenses          100              2             65
   Custody fees and expenses                  13              1             23
   Registration fees                          36              7             32
   Trustees fees and expenses                  1            -                1
   Other                                      17            -               16
   Less amounts waived/reimbursed by the
         investment adviser                  (96)           (10)           (79)
                                             274              4            227
   Custodian earnings and brokerage credits  -              -              -
      Net expenses                           274              4            227
         Net investment income (loss)       (165)             3           (168)

Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency:
   Net realized gain (loss) on investments 1,320              2         (1,460)
   Net realized gain (loss) from foreign
         currency transactions               -               12            (74)
      Net realized gain (loss)             1,320             14         (1,534)
   Net unrealized appreciation
    (depreciation) during the period on:
      Investments                           (199)            17         (1,803)
      Translation of assets and liabilities
        denominated in foreign currency      -                2             78
  Net unrealized appreciation (depreciation)
        during the period                   (199)            19         (1,725)
    Net gain (loss) on investments and
          foreign currency                 1,121             33         (3,259)
    Net increase (decrease) in net assets
      resulting from operations             $956            $36        $(3,427)

(1) From the commencement of investment operations on February 3, 1997 through April 30, 1997.


The notes to the financial statements are an integral part of these statements.


For the six months ended April 30, 1997
STATEMENTS OF OPERATIONS (unaudited)

All numbers in thousands
                                           Global         Growth       C.A.S.E.

Investment Income:
   Interest                                 $311         $5,648            $12
   Dividends                                 948          4,837             24
  Withholding taxes on foreign dividends    (115)           (45)           -
                                           1,144         10,440             36
Expenses:
   Management and advisory fees              886          5,569             21
   Distribution and service fees:
       Class A                               271            995              4
       Class B                                56             34              6
       Class C                                51             56              4
   Transfer agent fees and expenses          312          1,551             11
   Custody fees and expenses                 148            116              6
   Registration fees                          33             52             48
   Trustees fees and expenses                  5             10              1
   Other                                      67            265             19
   Less amounts waived/reimbursed by the
         investment adviser                  -              -              (74)
                                           1,829          8,648             46
   Custodian earnings and brokerage credits  -              -              -
      Net expenses                         1,829          8,648             46
         Net investment income (loss)       (685)         1,792            (10)

Realized and Unrealized Gain (Loss) on Investments
      and Foreign Currency:
   Net realized gain (loss) on investments 6,158         80,161            101
   Net realized gain (loss) from foreign
         currency transactions             2,247            420            -
      Net realized gain (loss)             8,405         80,581            101
   Net unrealized appreciation (depreciation)
         during the period on:
      Investments                          6,289        (54,782)            99
      Translation of assets and liabilities denominated
            in foreign currency            2,526           (419)           -
  Net unrealized appreciation (depreciation)
        during the period                  8,815        (55,201)            99
    Net gain (loss) on investments and
          foreign currency                17,220         25,380            200
    Net increase (decrease) in net assets resulting
          from operations                $16,535        $27,172           $190




(1) From the commencement of investment operations on February 3, 1997 through April 30, 1997.


The notes to the financial statements are an integral part of these statements.


For the six months ended April 30, 1997
STATEMENTS OF OPERATIONS (unaudited)

All numbers in thousands                    Value      Strategic Tactical Asset
                                       Equity (1)   Total Return     Allocation

Investment Income:
   Interest                                  $10           $149           $254
   Dividends                                   5            131             92
  Withholding taxes on foreign dividends     -              -               (3)
                                              15            280            343
Expenses:
   Management and advisory fees                6             88            100
   Distribution and service fees:
       Class A                                 1             23             16
       Class B                                 2             11             31
       Class C                                 1             10             19
   Transfer agent fees and expenses            3             36             21
   Custody fees and expenses                   3              5              9
   Registration fees                          14             40             47
   Trustees fees and expenses                -                1              1
   Other                                       1             15             19
   Less amounts waived/reimbursed by the
         investment adviser                  (20)           (52)           (47)
                                              11            177            216
   Custodian earnings and brokerage credits  -              -              -
      Net expenses                            11            177            216
         Net investment income (loss)          4            103            127

Realized and Unrealized Gain (Loss) on Investments
      and Foreign Currency:
   Net realized gain (loss) on investments    (2)           386            612
   Net realized gain (loss) from foreign
         currency transactions               -              -              -
      Net realized gain (loss)                (2)           386            612
   Net unrealized appreciation (depreciation)
         during the period on:
      Investments                             37            784            493
      Translation of assets and liabilities denominated
            in foreign currency              -              -              -
  Net unrealized appreciation (depreciation)
        during the period                     37            784            493
    Net gain (loss) on investments and
          foreign currency                    35          1,170          1,105
    Net increase (decrease) in net assets resulting
          from operations                    $39         $1,273         $1,232




(1) From the commencement of investment operations on February 3, 1997 through April 30, 1997.


The notes to the financial statements are an integral part of these statements.


For the six months ended April 30, 1997
STATEMENTS OF OPERATIONS (unaudited)

All numbers in thousands                           Flexible    Income      Tax-
                                      Balanced       Income      Plus    Exempt

Investment Income:
   Interest                              $149         $724    $2,785      $699
   Dividends                               56            5       204       -
  Withholding taxes on foreign dividends   (1)         -         -         -
                                          204          729     2,989       699
Expenses:
   Management and advisory fees            57           79       207        74
   Distribution and service fees:
       Class A                             16           28       114        42
       Class B                              6            3         5         1
       Class C                              5            4        13         2
   Transfer agent fees and expenses        19           27        62        21
   Custody fees and expenses               26           13        13         5
   Registration fees                       36           27        23        20
   Trustees fees and expenses             -              1       -           1
   Other                                   15           17        14        19
   Less amounts waived/reimbursed by the
         investment adviser               (66)         (32)      -         (60)
                                          114          167       451       125
   Custodian earnings and brokerage credits -          -         -         -
      Net expenses                        114          167       451       125
         Net investment income (loss)      90          562     2,538       574

Realized and Unrealized Gain (Loss) on Investments
      and Foreign Currency:
   Net realized gain (loss) on investments 317         162       194       154
   Net realized gain (loss) from foreign
         currency transactions             24          -         -         -
      Net realized gain (loss)            341          162       194       154
   Net unrealized appreciation (depreciation)
         during the period on:
      Investments                         187         (249)     (845)     (231)
      Translation of assets and liabilities denominated
            in foreign currency             2          -         -         -
  Net unrealized appreciation (depreciation)
        during the period                 189         (249)     (845)     (231)
    Net gain (loss) on investments and
          foreign currency                530          (87)     (651)      (77)
    Net increase (decrease) in net assets resulting
          from operations                $620         $475    $1,887      $497




(1) From the commencement of investment operations on February 3, 1997 through April 30, 1997.


The notes to the financial statements are an integral part of these statements.


STATEMENTS OF CHANGES IN NET ASSETS

All numbers in thousands
                                    Aggressive             International
                                        Growth                 Equity
Increase (Decrease) In Net Assets From:
                                      1997 (1)     1996 (2)  1997 (3)

Operations:
    Net investment income (loss)        $(165)        $(26)       $3
    Net realized gain (loss) on
     investments and foreign
     currency transactions              1,320          248        14
    Net unrealized appreciation
     (depreciation) during period        (199)        (301)       19
       Net increase (decrease) in
         net assets resulting
         from operations                  956          (79)       36
Distributions To Shareholders:
    From net investment income:
        Class A                           -            -         -
        Class B                           -            -         -
        Class C                           -            -         -
        Class T
                                          -            -         -
    From net realized gains on
      investments and foreign
      currency transactions            (1,127)         -         -
                                       (1,127)         -         -
Shares Of Beneficial Interest
    Transactions:
  Class A:
    Proceeds from sale of shares        5,660          717     1,335
    Shares issued on reinvestment
      of distributions                    932          -         -
    Cost of shares repurchased         (4,731)        (790)       (7)
       Net increase (decrease) from
         share transactions             1,861          (73)    1,328
  Class B:
    Proceeds from sale of shares        1,186          200       123
    Shares issued on reinvestment
      of distributions                     91          -         -
    Cost of shares repurchased           (182)          (1)      -
       Net increase (decrease) from
         share transactions             1,095          199       123
  Class C:
    Proceeds from sale of shares          905           40        27
    Shares issued on reinvestment
      of distributions                     95          -         -
    Cost of shares repurchased           (587)        (156)      -
       Net increase (decrease) from
         share transactions               413         (116)       27
  Class T:
    Proceeds from sale of shares
    Shares issued on reinvestment
      of distributions
    Cost of shares repurchased
       Net increase (decrease) from
         share transactions
          Total net increase (decrease)
            from share transactions     3,369           10     1,478
              Net increase (decrease)
                in net assets          $3,198         $(69)   $1,514
Net Assets:
    Beginning of period               $26,059      $26,128      $-
    End of period                     $29,257      $26,059    $1,514


  (1) For the six month period ended April 30, 1997, unaudited.
  (2) For the one month ended  October 31, 1996.
  (3) From commencement of investment operations on February 3, 1997 through April 30, 1997, unaudited.

The notes to the financial statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS

All numbers in thousands
                                            Capital
                                          Appreciation            Global
Increase (Decrease) In Net Assets From:
                                      1997 (1)     1996 (2)  1997 (1)  1996 (2)

Operations:
    Net investment income (loss)        $(168)        $(31)    $(685)    $(153)
    Net realized gain (loss) on
      investments and foreign
      currency transactions            (1,534)         (27)    8,405     2,413
    Net unrealized appreciation
     (depreciation) during period      (1,725)        (358)    8,815    (2,313)
       Net increase (decrease) in
         net assets resulting from
         operations                    (3,427)        (416)   16,535       (53)
Distributions To Shareholders:
    From net investment income:
        Class A                           -            -         -         -
        Class B                           -            -         -         -
        Class C                           -            -         -         -
        Class T
                                          -            -         -         -
    From net realized gains on
      investments and foreign
      currency transactions              (334)         -     (15,465)      -
                                         (334)         -     (15,465)      -
Shares Of Beneficial Interest
 Transactions:
  Class A:
    Proceeds from sale of shares       16,014        3,643    68,836     7,350
    Shares issued on reinvestment
      of distributions                    268          -      13,477       -
    Cost of shares repurchased        (15,317)      (2,667)  (41,813)   (2,831)
       Net increase (decrease) from
         share transactions               965          976    40,500     4,519
  Class B:
    Proceeds from sale of shares          898          221    12,055     1,064
    Shares issued on reinvestment
      of distributions                     31          -         737       -
    Cost of shares repurchased           (402)         (72)     (248)      (86)
       Net increase (decrease) from
         share transactions               527          149    12,544       978
  Class C:
    Proceeds from sale of shares          532          113     5,956       736
    Shares issued on reinvestment
      of distributions                     31          -         954       -
    Cost of shares repurchased           (733)        (201)     (961)     (181)
       Net increase (decrease) from
         share transactions              (170)         (88)    5,949       555
  Class T:
    Proceeds from sale of shares
    Shares issued on reinvestment
      of distributions
    Cost of shares repurchased
       Net increase (decrease) from
         share transactions
          Total net increase (decrease)
            from share transactions     1,322        1,037    58,993     6,052
              Net increase (decrease)
                in net assets         $(2,439)        $621   $60,063    $5,999
Net Assets:
    Beginning of period               $23,725      $23,104  $150,427  $144,428
    End of period                     $21,286      $23,725  $210,490  $150,427


  (1) For the six month period ended April 30, 1997, unaudited.
  (2) For the one month ended  October 31, 1996.
  (3) From commencement of investment operations on February 3, 1997 through April 30, 1997, unaudited.

The notes to the financial statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS

All numbers in thousands
                                             Growth              C.A.S.E.
Increase (Decrease) In Net Assets From:
                                      1997 (1)     1996 (2)  1997 (1)  1996 (2)

Operations:
    Net investment income (loss)       $1,792          $34      $(10)     $(1)
    Net realized gain (loss) on
     investments and foreign
     currency transactions             80,581       18,010       101        12
    Net unrealized appreciation
     (depreciation) during period     (55,201)     (30,572)       99        21
       Net increase (decrease) in
         net assets resulting from
         operations                    27,172      (12,528)      190         32
Distributions To Shareholders:
    From net investment income:
        Class A                           -            -         (89)      -
        Class B                           -            -         (46)      -
        Class C                           -            -         (42)      -
        Class T                           -            -
                                          -            -        (177)      -
    From net realized gains on
      investments and foreign
      currency transactions           (24,267)         -         -         -
                                      (24,267)         -        (177)      -

Shares Of Beneficial Interest
 Transactions:
  Class A:
    Proceeds from sale of shares       95,887       15,361       823        211
    Shares issued on reinvestment
      of distributions                 11,526          -          87      -
    Cost of shares repurchased       (110,038)     (11,670)     (409)       (6)
       Net increase (decrease) from
         share transactions            (2,625)       3,691       501        205
  Class B:
    Proceeds from sale of shares        3,753          790       593         70
    Shares issued on reinvestment
      of distributions                    127          -          44      -
    Cost of shares repurchased           (367)         (18)     (304)      (22)
       Net increase (decrease) from
         share transactions             3,513          772       333         48
  Class C:
    Proceeds from sale of shares        4,108          462       704        148
    Shares issued on reinvestment
      of distributions                    252          -          42          -
    Cost of shares repurchased         (2,244)        (481)     (411)     (80)
       Net increase (decrease) from
         share transactions             2,116          (19)      335         68
  Class T:
    Proceeds from sale of shares       23,355         3,066
    Shares issued on reinvestment
      of distributions                 11,812             -
    Cost of shares repurchased        (49,645)      (8,580)
       Net increase (decrease) from
         share transactions           (14,478)     (5,514)
          Total net increase (decrease)
            from share transactions   (11,474)      (1,070)    1,169        321
              Net increase (decrease)
                in net assets         $(8,569)    $(13,598)   $1,182       $353
Net Assets:
    Beginning of period            $1,155,174   $1,168,772    $3,521     $3,168
    End of period                  $1,146,605   $1,155,174    $4,703     $3,521


  (1) For the six month period ended April 30, 1997, unaudited.
  (2) For the one month ended  October 31, 1996.
  (3) From commencement of investment operations on February 3, 1997 through April 30, 1997, unaudited.

The notes to the financial statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS

All numbers in thousands
                                         Value        Strategic
                                        Equity       Total Return
Increase (Decrease) In Net Assets From:
                                      1997 (3)     1997 (1)  1996 (2)
Operations:
    Net investment income (loss)           $4         $103       $17
    Net realized gain (loss) on
      investments and foreign
      currency transactions                (2)         386        36
    Net unrealized appreciation
     (depreciation) during period          37          784       120
       Net increase (decrease) in net
         assets resulting from operations  39        1,273       173
Distributions To Shareholders:
    From net investment income:
        Class A                           -            (98)      -
        Class B                           -             (8)      -
        Class C                           -            (10)      -
        Class T
                                          -           (116)      -
    From net realized gains on
      investments and foreign
      currency transactions               -           (379)      -
                                          -           (495)      -
Shares Of Beneficial Interest
 Transactions:
  Class A:
    Proceeds from sale of shares        2,383        3,976       649
    Shares issued on reinvestment
      of distributions                    -            382       -
    Cost of shares repurchased           (110)      (1,126)     (354)
       Net increase (decrease) from
         share transactions             2,273        3,232       295
  Class B:
    Proceeds from sale of shares        1,172          924       132
    Shares issued on reinvestment
      of distributions                    -             51       -
    Cost of shares repurchased            (11)        (152)       (3)
       Net increase (decrease) from
         share transactions             1,161          823       129
  Class C:
    Proceeds from sale of shares          501          996        80
    Shares issued on reinvestment
      of distributions                    -             54       -
    Cost of shares repurchased             (7)        (447)      (36)
       Net increase (decrease) from
         share transactions               494          603        44
  Class T:
    Proceeds from sale of shares
    Shares issued on reinvestment
      of distributions
    Cost of shares repurchased
       Net increase (decrease) from
         share transactions
          Total net increase (decrease)
            from share transactions     3,928        4,658       468
              Net increase (decrease)
                in net assets          $3,967       $5,436      $641
Net Assets:
    Beginning of period                  $-        $15,220   $14,579
    End of period                      $3,967      $20,656   $15,220


  (1) For the six month period ended April 30, 1997, unaudited.
  (2) For the one month ended  October 31, 1996.
  (3) From commencement of investment operations on February 3, 1997 through April 30, 1997, unaudited.

The notes to the financial statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS

All numbers in thousands
                                       Tactical Asset
                                        Allocation              Balanced
Increase (Decrease) In Net Assets From:
                                      1997 (1)     1996 (2)  1997 (1)  1996 (2)
Operations:
    Net investment income (loss)         $127          $14       $90       $15
    Net realized gain (loss) on
     investments and foreign currency
     transactions                         612           14       341        74
    Net unrealized appreciation
     (depreciation) during period         493          218       189       (12)
       Net increase (decrease) in net
        assets resulting from operations 1,232         246       620        77
Distributions To Shareholders:
    From net investment income:
        Class A                           (67)         -         (75)      -
        Class B                           (23)         -          (7)      -
        Class C                           (18)         -          (6)      -
        Class T                          (108)         -         (88)      -
                                          (65)         -      (1,367)      -
    From net realized gains on
      investments and foreign
      currency transactions              (173)         -      (1,455)      -

Shares Of Beneficial Interest
 Transactions:
  Class A:                              3,361          973     1,928       365
    Proceeds from sale of shares           94          -       1,171       -
    Shares issued on reinvestment
      of distributions                 (1,544)         (89)     (864)      (84)
    Cost of shares repurchased          1,911          884     2,235       281
       Net increase (decrease) from
         share transactions
  Class B:                              2,523          204       996       203
    Proceeds from sale of shares           41          -         125       -
    Shares issued on reinvestment
      of distributions                   (592)         (97)     (172)      (17)
    Cost of shares repurchased          1,972          107       949       186
       Net increase (decrease) from
         share transactions
  Class C:                              1,654          225       393        26
    Proceeds from sale of shares           35          -         114       -
    Shares issued on reinvestment
      of distributions                 (2,919)        (185)     (306)       (9)
    Cost of shares repurchased         (1,230)          40       201        17
       Net increase (decrease) from
         share transactions             2,653        1,031     3,385       484
  Class T:                             $3,712       $1,277    $2,550      $561
    Proceeds from sale of shares
    Shares issued on reinvestment of
      distributions
    Cost of shares repurchased
       Net increase (decrease) from
        share transactions
          Total net increase (decrease)
            from share transactions
              Net increase (decrease)
                in net assets
Net Assets:
    Beginning of period               $18,167      $16,890   $10,247    $9,686
    End of period                     $21,879      $18,167   $12,797   $10,247


  (1) For the six month period ended April 30, 1997, unaudited.
  (2) For the one month ended  October 31, 1996.
  (3) From commencement of investment operations on February 3, 1997 through April 30, 1997, unaudited.

The notes to the financial statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS

All numbers in thousands

                               Flexible Income             Income Plus
Increase (Decrease) In Net Assets From:

                                      1997 (1)     1996 (2)  1997 (1)  1996 (2)
Operations:
    Net investment income (loss)         $562          $95    $2,538      $327
    Net realized gain (loss) on
      investments and foreign
      currency transactions               162           48       194       227
    Net unrealized appreciation
     (depreciation) during period        (249)         241      (845)    1,216
       Net increase (decrease) in net
         assets resulting from operations 475          384     1,887     1,770
Distributions To Shareholders:
    From net investment income:
        Class A                          (526)         (95)   (2,434)     (397)
        Class B                           (16)          (2)      (36)       (4)
        Class C                           (24)          (5)      (97)      (16)
        Class T                          (566)        (102)   (2,567)     (417)
                                          -            -        (632)      -
    From net realized gains on
      investments and foreign
      currency transactions              (566)        (102)   (3,199)     (417)

Shares Of Beneficial Interest
 Transactions:
  Class A:                                436           88     3,337       477
    Proceeds from sale of shares          407           74     2,247       287
    Shares issued on reinvestment
      of distributions                 (2,303)        (487)   (6,893)   (1,016)
    Cost of shares repurchased         (1,460)        (325)   (1,309)     (252)
       Net increase (decrease) from
         share transactions
  Class B:                                140           25       569        28
    Proceeds from sale of shares           13            2        32         3
    Shares issued on reinvestment
      of distributions                    (51)          (7)     (149)      (16)
    Cost of shares repurchased            102           20       452        15
       Net increase (decrease) from
         share transactions
  Class C:                                262           51     1,675       154
    Proceeds from sale of shares           22            4       109        13
    Shares issued on reinvestment
      of distributions                   (298)        (105)   (1,988)     (123)
    Cost of shares repurchased            (14)         (50)     (204)       44
       Net increase (decrease) from
         share transactions            (1,372)        (355)   (1,061)     (193)
  Class T:                            $(1,463)        $(73)  $(2,373)   $1,160
    Proceeds from sale of shares
    Shares issued on reinvestment
      of distributions
    Cost of shares repurchased
       Net increase (decrease) from
         share transactions
          Total net increase (decrease)
            from share transactions
              Net increase (decrease)
                in net assets
Net Assets:
    Beginning of period               $18,369      $18,442   $69,870   $68,710
    End of period                     $16,906      $18,369   $67,497   $69,870


  (1) For the six month period ended April 30, 1997, unaudited.
  (2) For the one month ended  October 31, 1996.
  (3) From commencement of investment operations on February 3, 1997 through April 30, 1997, unaudited.

The notes to the financial statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS

All numbers in thousands

                                           Tax-Exempt
Increase (Decrease) In Net Assets From:
                                      1997 (1)     1996 (2)
Operations:
    Net investment income (loss)         $574         $100
    Net realized gain (loss) on
      investments and foreign
      currency transactions               154           (1)
    Net unrealized appreciation
     (depreciation) during period        (231)          97
       Net increase (decrease) in net
         assets resulting from operations 497          196
Distributions To Shareholders:
    From net investment income:
        Class A                          (550)        (101)
        Class B                            (4)          (1)
        Class C                           (16)          (3)
        Class T                          (570)        (105)
                                         (173)         -
    From net realized gains on
     investments and foreign
     currency transactions               (743)        (105)

Shares Of Beneficial Interest
 Transactions:
  Class A:                                519          153
    Proceeds from sale of shares          486           67
    Shares issued on reinvestment
      of distributions                 (1,806)        (576)
    Cost of shares repurchased           (801)        (356)
       Net increase (decrease) from
         share transactions
  Class B:                                 61            9
    Proceeds from sale of shares            3          -
    Shares issued on reinvestment
      of distributions                     (1)         -
    Cost of shares repurchased             63            9
       Net increase (decrease) from
         share transactions
  Class C:                                143          156
    Proceeds from sale of shares           18            3
    Shares issued on reinvestment
      of distributions                   (471)        (131)
    Cost of shares repurchased           (310)          28
       Net increase (decrease) from
         share transactions            (1,048)        (319)
  Class T:                            $(1,294)       $(228)
    Proceeds from sale of shares
    Shares issued on reinvestment
      of distributions
    Cost of shares repurchased
       Net increase (decrease) from
         share transactions
          Total net increase (decrease)
            from share transactions
              Net increase (decrease)
                in net assets
Net Assets:
    Beginning of period               $25,576      $25,804
    End of period                     $24,282      $25,576


  (1) For the six month period ended April 30, 1997, unaudited.
  (2) For the one month ended  October 31, 1996.
  (3) From commencement of investment operations on February 3, 1997 through April 30, 1997, unaudited.

The notes to the financial statements are an integral part of these statements.


FINANCIAL HIGHLIGHTS (unaudited)
For a share of beneficial interest outstanding throughout each period:
                                     Investment Operations
                            Net Asset
           Year or             Value,           Net  Net Realized
            Period          Beginning    Investmentand Unrealized         Total
             Ended          of Period Income (Loss)   Gain (Loss)    Operations

Aggressive Growth
 Class A  04/30/97             15.70     $   (0.07)   $     0.71    $     0.64
          10/31/96     (1)     15.75         (0.01)        (0.04)        (0.05)
          09/30/96     (2)     17.68         (0.15)        (0.76)        (0.91)
          09/30/95     (3)     10.00         (0.14)         7.82          7.68
 Class B  04/30/97             15.58         (0.10)         0.71          0.61
          10/31/96     (1)     15.63         (0.01)        (0.04)        (0.05)
          09/30/96     (2)     17.64         (0.23)        (0.76)        (0.99)
 Class C  04/30/97             15.60         (0.10)         0.71          0.61
          10/31/96     (1)     15.65         (0.01)        (0.04)        (0.05)
          09/30/96     (2)     17.64         (0.21)        (0.76)        (0.97)
          09/30/95     (3)     10.00         (0.18)         7.82          7.64
International Equity
 Class A  04/30/97     (4)     10.00          0.01          0.25          0.26
 Class B  04/30/97     (4)     10.00            -           0.25          0.25
 Class C  04/30/97     (4)     10.00            -           0.25          0.25
Capital Appreciation
 Class A  04/30/97             15.49         (0.09)        (2.04)        (2.13)
          10/31/96     (1)     15.75         (0.02)        (0.24)        (0.26)
          09/30/96     (5)     13.54          0.06          3.04          3.10
          09/30/95     (3)     10.00         (0.03)         3.57          3.54
 Class B  04/30/97             15.42         (0.13)        (2.04)        (2.17)
          10/31/96     (1)     15.69         (0.03)        (0.24)        (0.27)
          09/30/96             13.49         (0.02)         3.04          3.02
 Class C  04/30/97             15.43         (0.13)        (2.04)        (2.17)
          10/31/96     (1)     15.70         (0.03)        (0.24)        (0.27)
          09/30/96     (5)     13.49            -           3.04          3.04
          09/30/95     (3)     10.00         (0.08)         3.57          3.49
Global
 Class A  04/30/97             21.39          0.11          1.92          2.03
          10/31/96     (1)     21.40         (0.02)         0.01         (0.01)
          09/30/96             17.73         (0.09)         4.38          4.29
          09/30/95             15.93         (0.06)         2.42          2.36
          09/30/94             13.35         (0.04)         2.62          2.58
          09/30/93             10.00         (0.04)         3.39          3.35
 Class B  04/30/97             21.13          0.05          1.92          1.97
          10/31/96     (1)     21.14         (0.02)         0.01         (0.01)
          09/30/96             17.57         (0.19)         4.38          4.19
 Class C  04/30/97             21.03          0.06          1.92          1.98
          10/31/96     (1)     21.04         (0.02)         0.01         (0.01)
          09/30/96             17.46         (0.18)         4.38          4.20
          09/30/95             15.74         (0.14)         2.42          2.28
          09/30/94             13.35         (0.23)         2.62          2.39
Growth
 Class A  04/30/97             21.97    $     0.01    $     0.50    $     0.51
          10/31/96     (1)     22.21            -          (0.24)        (0.24)
          09/30/96             22.84         (0.11)         4.66          4.55
          09/30/95             16.78         (0.05)         6.18          6.13
          09/30/94   (2,8)     18.46          0.01         (1.22)        (1.21)
          09/30/93             16.46          0.04          2.42          2.46
 Class B  04/30/97             21.60         (0.05)         0.50          0.45
          10/31/96     (1)     21.85         (0.01)        (0.24)        (0.25)
          09/30/96             22.64         (0.27)         4.66          4.39
 Class C  04/30/97             21.65         (0.03)         0.50          0.47
          10/31/96     (1)     21.91         (0.02)        (0.24)        (0.26)
          09/30/96             22.64         (0.21)         4.66          4.45
          09/30/95             16.68         (0.15)         6.18          6.03
          09/30/94             18.46         (0.09)        (1.22)        (1.31)
 Class T  04/30/97             22.17          0.05          0.50          0.55
          10/31/96     (1)     22.41            -          (0.24)        (0.24)
          09/30/96     (6)     22.23            -           0.18          0.18
C.A.S.E.
 Class A  04/30/97             10.56          1.33         (0.80)         0.53
          10/31/96     (1)     10.46         (0.07)         0.17          0.10
          09/30/96     (7)     10.00          0.61         (0.15)         0.46
 Class B  04/30/97             10.51          1.30         (0.80)         0.50
          10/31/96     (1)     10.41         (0.07)         0.17          0.10
          09/30/96     (7)     10.00          0.56         (0.15)         0.41
 Class C  04/30/97             10.52          1.30         (0.80)         0.50
          10/31/96     (1)     10.42         (0.07)         0.17          0.10
          09/30/96     (7)     10.00          0.57         (0.15)         0.42
Value Equity
 Class A  04/30/97     (4)     10.00          0.01          0.11          0.12
 Class B  04/30/97     (4)     10.00            -           0.11          0.11
 Class C  04/30/97     (4)     10.00            -           0.11          0.11
Strategic Total Return
 Class A  04/30/97             13.43          0.30          0.76          1.06
          10/31/96     (1)     13.27          0.01          0.15          0.16
          09/30/96             11.74          0.57          1.28          1.85
          09/30/95     (3)     10.00          0.09          1.75          1.84
 Class B  04/30/97             13.42          0.26          0.76          1.02
          10/31/96     (1)     13.27            -           0.15          0.15
          09/30/96             11.73          0.50          1.28          1.78
 Class C  04/30/97             13.42          0.26          0.76          1.02
          10/31/96     (1)     13.27            -           0.15          0.15
          09/30/96             11.73          0.52          1.28          1.80
          09/30/95     (3)     10.00          0.03          1.75          1.78
Tactical Asset Allocation
 Class A  04/30/97             11.19    $     0.26    $     0.50    $     0.76
          10/31/96     (1)     11.03          0.02          0.14          0.16
          09/30/96             10.00          0.17          0.94          1.11
 Class B  04/30/97             11.18          0.22          0.50          0.72
          10/31/96     (1)     11.02          0.02          0.14          0.16
          09/30/96             10.00          0.09          0.94          1.03
 Class C  04/30/97             11.18          0.23          0.50          0.73
          10/31/96     (1)     11.03          0.01          0.14          0.15
          09/30/96             10.00          0.11          0.94          1.05
Balanced
 Class A  04/30/97             13.58          0.34          0.39          0.73
          10/31/96     (1)     13.47          0.01          0.10          0.11
          09/30/96             11.47          0.72          1.77          2.49
          09/30/95     (3)     10.00          0.05          1.47          1.52
 Class B  04/30/97             13.56          0.30          0.39          0.69
          10/31/96     (1)     13.46            -           0.10          0.10
          09/30/96             11.47          0.63          1.77          2.40
 Class C  04/30/97             13.57          0.30          0.39          0.69
          10/31/96     (1)     13.46          0.01          0.10          0.11
          09/30/96             11.47          0.64          1.77          2.41
          09/30/95     (3)     10.00          0.01          1.47          1.48
Flexible Income (4)
 Class A  04/30/97              9.33          1.13         (0.89)         0.24
          10/31/96     (1)      9.19          0.20         (0.01)         0.19
          09/30/96              9.17          2.23         (1.63)         0.60
          09/30/95              8.83          0.61          0.37          0.98
          09/30/94     (8)      9.59          0.65         (0.81)        (0.16)
          09/30/93              8.95          0.70          0.60          1.30
 Class B  04/30/97              9.32          1.11         (0.89)         0.22
          10/31/96     (1)      9.18          0.20         (0.01)         0.19
          09/30/96              9.17          2.16         (1.63)         0.53
 Class C  04/30/97              9.32          1.11         (0.89)         0.22
          10/31/96     (1)      9.18          0.20         (0.01)         0.19
          09/30/96              9.17          2.17         (1.63)         0.54
          09/30/95              8.83          0.56          0.37          0.93
          09/30/94     (8)      9.59          0.60         (0.81)        (0.21)
Income Plus
 Class A  04/30/97             10.61    $     1.49     $   (1.20)   $     0.29
          10/31/96     (1)     10.41          0.22          0.04          0.26
          09/30/96             10.36          2.72         (1.96)         0.76
          09/30/95              9.75          0.75          0.71          1.46
          09/30/94             10.98          0.76         (1.10)        (0.34)
          09/30/93             10.55          0.83          0.46          1.29
 Class B  04/30/97             10.61          1.46         (1.20)         0.26
          10/31/96     (1)     10.40          0.23          0.04          0.27
          09/30/96             10.35          2.65         (1.96)         0.69
 Class C  04/30/97             10.61          1.46         (1.20)         0.26
          10/31/96     (1)     10.40          0.23          0.04          0.27
          09/30/96             10.35          2.66         (1.96)         0.70
          09/30/95              9.74          0.69          0.71          1.40
          09/30/94             10.98          0.66         (1.10)        (0.44)
Tax-Exempt
 Class A  04/30/97             11.40          1.00         (0.77)         0.23
          10/31/96     (1)     11.36          0.18         (0.09)         0.09
          09/30/96             11.34          2.13         (1.48)         0.65
          09/30/95             11.10          0.55          0.29          0.84
          09/30/94             12.07          0.56         (0.60)        (0.04)
          09/30/93             11.62          0.56          0.45          1.01
 Class B  04/30/97             11.40          0.96         (0.77)         0.19
          10/31/96     (1)     11.36          0.17         (0.09)         0.08
          09/30/96             11.34          2.06         (1.48)         0.58
 Class C  04/30/97             11.40          0.98         (0.77)         0.21
          10/31/96     (1)     11.36          0.17         (0.09)         0.08
          09/30/96             11.34          2.10         (1.48)         0.62
          09/30/95             11.10          0.52          0.29          0.81
          09/30/94             12.07          0.53         (0.60)        (0.07)



                          Distributions

           Year or           From Net      From Net  In Excess of
            Period         Investment      Realized  Net Realized         Total
             Ended             Income Capital Gains Capital Gains Distributions

Aggressive Growth
 Class A  04/30/97         $      -      $   (0.67) $        -       $   (0.67)
          10/31/96     (1)         -           -             -             -
          09/30/96     (2)         -         (1.02)           -          (1.02)
          09/30/95     (3)         -            -             -             -
 Class B  04/30/97                 -         (0.67)           -          (0.67)
          10/31/96     (1)         -           -              -             -
          09/30/96     (2)         -         (1.02)           -          (1.02)
 Class C  04/30/97                 -         (0.67)           -          (0.67)
          10/31/96     (1)         -            -            -             -
          09/30/96     (2)         -            -          (1.02)        (1.02)
          09/30/95     (3)         -            -            -             -
International Equity
 Class A  04/30/97     (4)         -            -            -             -
 Class B  04/30/97     (4)         -            -            -             -
 Class C  04/30/97     (4)         -            -            -             -
Capital Appreciation
 Class A  04/30/97                 -         (0.21)           -          (0.21)
          10/31/96     (1)         -            -            -             -
          09/30/96     (5)     (0.07)        (0.82)           -          (0.89)
          09/30/95     (3)         -           -             -             -
 Class B  04/30/97                 -         (0.21)           -          (0.21)
          10/31/96     (1)       -             -             -             -
          09/30/96                 -         (0.82)           -          (0.82)
 Class C  04/30/97                 -         (0.21)           -          (0.21)
          10/31/96     (1)         -            -            -             -
          09/30/96     (5)     (0.01)        (0.82)           -          (0.83)
          09/30/95     (3)         -           -             -             -
Global
 Class A  04/30/97                 -         (2.10)          -           (2.10)
          10/31/96     (1)         -             -           -             -
          09/30/96                 -         (0.62)           -          (0.62)
          09/30/95                 -         (0.56)           -          (0.56)
          09/30/94                 -            -             -             -
          09/30/93                 -            -             -             -
 Class B  04/30/97                 -         (2.10)           -          (2.10)
          10/31/96     (1)         -            -            -             -
          09/30/96                 -         (0.62)           -          (0.62)
 Class C  04/30/97                 -         (2.10)           -          (2.10)
          10/31/96     (1)         -            -            -             -
          09/30/96                 -         (0.62)           -          (0.62)
          09/30/95                 -         (0.56)           -          (0.56)
          09/30/94                 -           -             -             -
Growth
 Class A  04/30/97                 -         (0.47)            -         (0.47)
          10/31/96     (1)         -           -             -             -
          09/30/96                 -         (5.18)           -          (5.18)
          09/30/95                 -         (0.07)           -          (0.07)
          09/30/94   (2,8)         -         (0.33)        (0.14)        (0.47)
          09/30/93             (0.07)        (0.39)           -          (0.46)
 Class B  04/30/97                 -         (0.47)           -          (0.47)
          10/31/96     (1)         -           -             -             -
          09/30/96                 -         (5.18)           -          (5.18)
 Class C  04/30/97                 -         (0.47)           -          (0.47)
          10/31/96     (1)         -           -             -             -
          09/30/96                 -         (5.18)           -          (5.18)
          09/30/95                 -         (0.07)           -          (0.07)
          09/30/94                 -         (0.33)        (0.14)        (0.47)
 Class T  04/30/97                 -         (0.47)           -          (0.47)
          10/31/96     (1)         -           -             -             -
          09/30/96     (6)         -            -            -             -
C.A.S.E.
 Class A  04/30/97             (0.51)           -            -           (0.51)
          10/31/96     (1)         -            -            -              -
          09/30/96     (7)         -            -            -              -
 Class B  04/30/97             (0.45)          -             -           (0.45)
          10/31/96     (1)         -            -            -              -
          09/30/96     (7)         -            -            -              -
 Class C  04/30/97             (0.46)           -            -           (0.46)
          10/31/96     (1)         -            -            -              -
          09/30/96     (7)         -            -            -              -
Value Equity
 Class A  04/30/97     (4)         -            -            -              -
 Class B  04/30/97     (4)         -            -            -              -
 Class C  04/30/97     (4)         -            -            -              -
Strategic Total Return
 Class A  04/30/97             (0.10)        (0.32)           -          (0.42)
          10/31/96     (1)         -            -            -              -
          09/30/96             (0.17)        (0.15)           -          (0.32)
          09/30/95     (3)     (0.10)          -             -           (0.10)
 Class B  04/30/97             (0.06)        (0.32)           -          (0.38)
          10/31/96     (1)         -           -             -              -
          09/30/96             (0.09)        (0.15)           -          (0.24)
 Class C  04/30/97             (0.06)        (0.32)           -          (0.38)
          10/31/96     (1)         -           -             -              -
          09/30/96             (0.11)        (0.15)           -          (0.26)
          09/30/95     (3)     (0.05)           -            -           (0.05)
Tactical Asset Allocation
 Class A  04/30/97            $(0.08)    $   (0.04) $        -       $   (0.12)
          10/31/96     (1)         -           -             -             -
          09/30/96             (0.08)          -             -           (0.08)
 Class B  04/30/97             (0.04)        (0.04)           -          (0.08)
          10/31/96     (1)         -            -            -             -
          09/30/96             (0.01)           -            -           (0.01)
 Class C  04/30/97             (0.05)        (0.04)           -          (0.09)
          10/31/96     (1)         -            -            -             -
          09/30/96             (0.02)           -            -           (0.02)
Balanced
 Class A  04/30/97             (0.11)        (1.75)           -          (1.86)
          10/31/96     (1)         -           -             -             -
          09/30/96             (0.21)        (0.28)           -          (0.49)
          09/30/95     (3)     (0.05)           -            -           (0.05)
 Class B  04/30/97             (0.06)        (1.75)           -          (1.81)
          10/31/96     (1)         -           -             -             -
          09/30/96             (0.13)        (0.28)           -          (0.41)
 Class C  04/30/97             (0.07)        (1.75)           -          (1.82)
          10/31/96     (1)         -           -             -             -
          09/30/96             (0.14)        (0.28)           -          (0.42)
          09/30/95     (3)     (0.01)           -            -           (0.01)
Flexible Income (4)
 Class A  04/30/97             (0.30)          -             -           (0.30)
          10/31/96     (1)     (0.05)          -             -           (0.05)
          09/30/96             (0.58)          -             -           (0.58)
          09/30/95             (0.64)           -            -           (0.64)
          09/30/94     (8)     (0.60)           -            -           (0.60)
          09/30/93             (0.66)           -            -           (0.66)
 Class B  04/30/97             (0.27)           -            -           (0.27)
          10/31/96     (1)     (0.05)           -            -           (0.05)
          09/30/96             (0.52)           -            -           (0.52)
 Class C  04/30/97             (0.27)           -            -           (0.27)
          10/31/96     (1)     (0.05)           -            -           (0.05)
          09/30/96             (0.53)           -            -           (0.53)
          09/30/95             (0.59)           -            -           (0.59)
          09/30/94     (8)     (0.55)           -            -           (0.55)
Income Plus
 Class A  04/30/97            $(0.39)    $   (0.10) $        -       $   (0.49)
          10/31/96     (1)     (0.06)           -            -           (0.06)
          09/30/96             (0.71)           -            -           (0.71)
          09/30/95             (0.75)        (0.10)          -           (0.85)
          09/30/94             (0.75)        (0.14)           -          (0.89)
          09/30/93             (0.81)        (0.05)           -          (0.86)
 Class B  04/30/97             (0.36)        (0.10)           -          (0.46)
          10/31/96     (1)     (0.06)           -            -           (0.06)
          09/30/96             (0.64)           -            -           (0.64)
 Class C  04/30/97             (0.36)        (0.10)           -          (0.46)
          10/31/96     (1)     (0.06)           -            -           (0.06)
          09/30/96             (0.65)           -            -           (0.65)
          09/30/95             (0.69)        (0.10)           -          (0.79)
          09/30/94             (0.66)        (0.14)           -          (0.80)
Tax-Exempt
 Class A  04/30/97             (0.26)        (0.08)          -           (0.34)
          10/31/96     (1)     (0.05)           -            -           (0.05)
          09/30/96             (0.56)        (0.07)           -          (0.63)
          09/30/95             (0.56)        (0.04)           -          (0.60)
          09/30/94             (0.54)        (0.39)           -          (0.93)
          09/30/93             (0.54)        (0.02)           -          (0.56)
 Class B  04/30/97             (0.23)        (0.08)           -          (0.31)
          10/31/96     (1)     (0.04)           -            -           (0.04)
          09/30/96             (0.49)        (0.07)           -          (0.56)
 Class C  04/30/97             (0.25)        (0.08)           -          (0.33)
          10/31/96     (1)     (0.04)           -            -           (0.04)
          09/30/96             (0.53)        (0.07)           -          (0.60)
          09/30/95             (0.53)        (0.04)           -          (0.57)
          09/30/94             (0.51)        (0.39)           -          (0.90)




                            Net Asset                 Net Assets,
           Year or             Value,                      End of
            Period                End         Total        Period
             Ended          of Period    Return (9)       (000's)

Aggressive Growth
 Class A  04/30/97             15.67        4.13 %      $ 23,670
          10/31/96     (1)     15.70     (0.32)           21,938
          09/30/96     (2)     15.75     (4.91)           22,078
          09/30/95     (3)     17.68      76.80           16,747
 Class B  04/30/97             15.52        3.97           3,063
          10/31/96     (1)     15.58      (0.32)           1,992
          09/30/96     (2)     15.63      (5.33)           1,800
 Class C  04/30/97             15.54        3.96           2,524
          10/31/96     (1)     15.60      (0.32)           2,129
          09/30/96     (2)     15.65      (5.22)           2,250
          09/30/95     (3)     17.64       76.40           1,736
International Equity
 Class A  04/30/97     (4)     10.26        2.61           1,360
 Class B  04/30/97     (4)     10.25        2.51             126
 Class C  04/30/97     (4)     10.25      2.51                28
Capital Appreciation
 Class A  04/30/97             13.15    (13.87)           17,286
          10/31/96     (1)     15.49     (1.59)           19,350
          09/30/96     (5)     15.75     24.35            18,713
          09/30/95     (3)     13.54     35.40             6,241
 Class B  04/30/97             13.04    (14.19)            2,270
          10/31/96     (1)     15.42     (1.66)            2,132
          09/30/96             15.69     23.63             2,022
 Class C  04/30/97             13.05    (14.18)            1,730
          10/31/96     (1)     15.43     (1.66)            2,243
          09/30/96     (5)     15.70     23.81             2,369
          09/30/95     (3)     13.49     34.90             2,565
Global
 Class A  04/30/97             21.32     10.18           177,191
          10/31/96     (1)     21.39     (0.05)          135,837
          09/30/96             21.40     25.04           131,347
          09/30/95             17.73     15.47            89,397
          09/30/94             15.93     19.33            81,241
          09/30/93             13.35     33.52            17,430
 Class B  04/30/97             21.00     10.12            18,667
          10/31/96     (1)     21.13     (0.05)            5,966
          09/30/96             21.14     24.70             5,000
 Class C  04/30/97             20.91     10.17            14,632
          10/31/96     (1)     21.03     (0.05)            8,624
          09/30/96             21.04     24.91             8,081
          09/30/95             17.46     15.14             3,567
          09/30/94             15.74     17.90             3,571
Growth
 Class A  04/30/97             22.01        2.31 %       563,317
          10/31/96     (1)     21.97     (1.09)          565,032
          09/30/96             22.21     22.41           567,564
          09/30/95             22.84     36.70           485,935
          09/30/94   (2,8)     16.78     (6.72)          431,207
          09/30/93             18.46     15.13           548,564
 Class B  04/30/97             21.58      2.07             8,724
          10/31/96     (1)     21.60     (1.14)            5,242
          09/30/96             21.85     21.87             4,536
 Class C  04/30/97             21.65      2.15            13,089
          10/31/96     (1)     21.65     (1.19)           11,016
          09/30/96             21.91     22.15            11,167
          09/30/95             22.64     36.32             5,593
          09/30/94             16.68     (7.72)            3,423
 Class T  04/30/97             22.25      2.42           561,475
          10/31/96     (1)     22.17     (1.03)          573,884
          09/30/96     (6)     22.41      0.81           585,505
C.A.S.E.
 Class A  04/30/97             10.58      5.25             2,177
          10/31/96     (1)     10.56      0.96             1,675
          09/30/96     (7)     10.46      4.60             1,455
 Class B  04/30/97             10.56      4.98             1,498
          10/31/96     (1)     10.51      0.96             1,159
          09/30/96     (7)     10.41      4.10             1,100
 Class C  04/30/97             10.56      4.97             1,028
          10/31/96     (1)     10.52      0.96               687
          09/30/96     (7)     10.42      4.20               613
Value Equity
 Class A  04/30/97     (4)     10.12       1.23            2,300
 Class B  04/30/97     (4)     10.11      1.13             1,171
 Class C  04/30/97     (4)     10.11      1.13               496
Strategic Total Return
 Class A  04/30/97             14.07      8.02            15,576
          10/31/96     (1)     13.43      1.20            11,744
          09/30/96             13.27     16.00            11,314
          09/30/95     (3)     11.74     18.43             5,167
 Class B  04/30/97             14.06      7.67             2,593
          10/31/96     (1)     13.42      1.13             1,684
          09/30/96             13.27     15.38             1,537
 Class C  04/30/97             14.06      7.72             2,487
          10/31/96     (1)     13.42      1.13             1,792
          09/30/96             13.27     15.49             1,728
          09/30/95     (3)     11.73     17.95               281
Tactical Asset Allocation
 Class A  04/30/97             11.83        6.81 %      $ 10,802
          10/31/96     (1)     11.19      1.45             8,396
          09/30/96             11.03     11.07             7,401
 Class B  04/30/97             11.82      6.47             7,288
          10/31/96     (1)     11.18      1.45             5,013
          09/30/96             11.02     10.39             4,848
 Class C  04/30/97             11.82      6.52             3,789
          10/31/96     (1)     11.18      1.36             4,758
          09/30/96             11.03     10.50             4,641
Balanced
 Class A  04/30/97             12.45      5.89             9,963
          10/31/96     (1)     13.58      0.81             8,402
          09/30/96             13.47     22.12             8,056
          09/30/95     (3)     11.47     15.27             3,670
 Class B  04/30/97             12.44      5.55             1,745
          10/31/96     (1)     13.56      0.74               878
          09/30/96             13.46     21.38               687
 Class C  04/30/97             12.44      5.60             1,089
          10/31/96     (1)     13.57      0.81               967
          09/30/96             13.46     21.49               943
          09/30/95     (3)     11.47     14.77             3,365
Flexible Income (4)
 Class A  04/30/97              9.27      2.61            15,458
          10/31/96     (1)      9.33      2.08            17,001
          09/30/96              9.19      6.73            17,065
          09/30/95              9.17     11.57            19,786
          09/30/94     (8)      8.83     (1.54)           21,527
          09/30/93              9.59     13.66            29,232
 Class B  04/30/97              9.27      2.37               620
          10/31/96     (1)      9.32      2.04               522
          09/30/96              9.18      5.94               494
 Class C  04/30/97              9.27      2.42               828
          10/31/96     (1)      9.32      2.04               846
          09/30/96              9.18      6.03               883
          09/30/95              9.17     10.95               558
          09/30/94     (8)      8.83     (2.15)              691
Income Plus
 Class A  04/30/97             10.41        2.68 %      $ 63,740
          10/31/96     (1)     10.61       2.53           66,285
          09/30/96             10.41      7.64            65,252
          09/30/95             10.36     15.85            68,746
          09/30/94              9.75     (3.28)           63,995
          09/30/93             10.98     12.80            72,401
 Class B  04/30/97             10.41      2.39             1,234
          10/31/96     (1)     10.61      2.59               804
          09/30/96             10.40      6.95               774
 Class C  04/30/97             10.41      2.43             2,523
          10/31/96     (1)     10.61      2.59             2,781
          09/30/96             10.40      7.05             2,684
          09/30/95             10.35     15.08             1,980
          09/30/94              9.74     (4.55)            2,112
Tax-Exempt
 Class A  04/30/97             11.29      2.05            23,400
          10/31/96     (1)     11.40      0.76            24,439
          09/30/96             11.36      5.89            24,708
          09/30/95             11.34      7.75            27,401
          09/30/94             11.10     (0.41)           29,096
          09/30/93             12.07      8.97            30,717
 Class B  04/30/97             11.28      1.62               260
          10/31/96     (1)     11.40      0.71               198
          09/30/96             11.36      5.21               189
 Class C  04/30/97             11.28      1.80               622
          10/31/96     (1)     11.40      0.74               939
          09/30/96             11.36      5.63               907
          09/30/95             11.34      7.48               454
          09/30/94             11.10     (0.73)              277



                          Ratios/Supplemental Data

           Year or        Ratio of Expenses to Average Net Assets (10)  (11)
            Period          Including                   Excluding
             Ended            Credits         Gross       Credits

Aggressive Growth
 Class A  04/30/97              1.85%         2.54%         1.85%
          10/31/96     (1)    1.85          2.62          1.85
          09/30/96     (2)    1.85          2.60          1.85
          09/30/95     (3)    2.85          3.35          2.85
 Class B  04/30/97            2.50          3.19          2.50
          10/31/96     (1)    2.50          3.27          2.50
          09/30/96     (2)    2.50          3.25          2.50
 Class C  04/30/97            2.40          3.09          2.40
          10/31/96     (1)    2.40          3.17          2.40
          09/30/96     (2)    2.40          3.15          2.40
          09/30/95     (3)    3.40          3.91          3.40
International Equity
 Class A  04/30/97     (4)    1.70          5.20          1.70
 Class B  04/30/97     (4)    2.35          5.85          2.35
 Class C  04/30/97     (4)    2.25          5.75          2.25
Capital Appreciation
 Class A  04/30/97            1.85          2.54          1.85
          10/31/96     (1)    1.85          2.48          1.85
          09/30/96     (5)    1.85          2.72          1.85
          09/30/95     (3)    2.90          4.17          2.85
 Class B  04/30/97            2.50          3.19          2.50
          10/31/96     (1)    2.50          3.13          2.50
          09/30/96            2.50          3.37          2.50
 Class C  04/30/97            2.40          3.09          2.40
          10/31/96     (1)    2.40          3.03          2.40
          09/30/96     (5)    2.40          3.27          2.40
          09/30/95     (3)    3.45          4.72          3.40
Global
 Class A  04/30/97            1.98              -         1.98
          10/31/96     (1)    2.08              -         2.07
          09/30/96            2.09              -         2.06
          09/30/95            2.10              -         1.97
          09/30/94            2.14              -            -
          09/30/93            2.84          3.65             -
 Class B  04/30/97            2.63              -         2.63
          10/31/96     (1)    2.73              -         2.72
          09/30/96            2.74              -         2.71
 Class C  04/30/97            2.53              -         2.53
          10/31/96     (1)    2.63              -         2.62
          09/30/96            2.64              -         2.61
          09/30/95            2.65              -         2.52
          09/30/94            4.04              -            -
Growth
 Class A  04/30/97              1.65%          -  %         1.65%
          10/31/96     (1)    1.68              -         1.68
          09/30/96            1.83              -         1.82
          09/30/95            1.86              -         1.84
          09/30/94   (2,8)    1.76              -            -
          09/30/93            1.61              -            -
 Class B  04/30/97            2.30              -         2.30
          10/31/96     (1)    2.32              -         2.32
          09/30/96            2.46              -         2.45
 Class C  04/30/97            2.20              -         2.20
          10/31/96     (1)    2.23              -         2.23
          09/30/96            2.34              -         2.33
          09/30/95            2.41              -         2.38
          09/30/94            3.48              -            -
 Class T  04/30/97            1.30              -         1.30
          10/31/96     (1)    1.33              -         1.33
          09/30/96     (6)    1.18              -         1.17
C.A.S.E.
 Class A  04/30/97            1.85          5.15          1.85
          10/31/96     (1)    1.85          6.79          1.84
          09/30/96     (7)    2.85          5.89          2.85
 Class B  04/30/97            2.50          5.80          2.50
          10/31/96     (1)    2.50          7.44          2.49
          09/30/96     (7)    3.50          6.54          3.50
 Class C  04/30/97            2.40          5.70          2.40
          10/31/96     (1)    2.40          7.34          2.39
          09/30/96     (7)    3.40          6.44          3.40
Value Equity
 Class A  04/30/97     (4)    1.50          4.81          1.50
 Class B  04/30/97     (4)    2.15          5.46          2.15
 Class C  04/30/97     (4)    2.05          5.36          2.05
Strategic Total Return
 Class A  04/30/97            1.85          2.44          1.85
          10/31/96     (1)    1.85          2.76          1.82
          09/30/96            1.85          2.79          1.79
          09/30/95     (3)    2.99          4.57          2.85
 Class B  04/30/97            2.50          3.08          2.50
          10/31/96     (1)    2.50          3.40          2.47
          09/30/96            2.50          3.44          2.44
 Class C  04/30/97            2.40          2.99          2.40
          10/31/96     (1)    2.40          3.30          2.37
          09/30/96            2.40          3.34          2.34
          09/30/95     (3)    3.54          5.12          3.40
Tactical Asset Allocation
 Class A  04/30/97              1.85%         2.32%         1.85%
          10/31/96     (1)    1.85          2.65          1.85
          09/30/96            2.85          3.20          2.85
 Class B  04/30/97            2.50          2.97          2.50
          10/31/96     (1)    2.50          3.30          2.50
          09/30/96            3.50          3.85          3.50
 Class C  04/30/97            2.40          2.87          2.40
          10/31/96     (1)    2.40          3.20          2.40
          09/30/96            3.40          3.75          3.40
Balanced
 Class A  04/30/97            1.85          3.00          1.85
          10/31/96     (1)    1.85          3.44          1.85
          09/30/96            1.85          3.11          1.85
          09/30/95     (3)    2.92          4.48          2.85
 Class B  04/30/97            2.50          3.65          2.50
          10/31/96     (1)    2.50          4.09          2.50
          09/30/96            2.50          3.76          2.50
 Class C  04/30/97            2.40          3.55          2.40
          10/31/96     (1)    2.40          3.99          2.40
          09/30/96            2.40          3.66          2.40
          09/30/95     (3)    3.47          5.03          3.40
Flexible Income (4)
 Class A  04/30/97            1.85          2.22          1.85
          10/31/96     (1)    1.85          2.98          1.85
          09/30/96            1.85          2.07          1.85
          09/30/95            1.87          1.94          1.85
          09/30/94     (8)    1.85          2.13             -
          09/30/93            1.50          1.56             -
 Class B  04/30/97            2.50          2.87          2.50
          10/31/96     (1)    2.50          3.63          2.50
          09/30/96            2.50          2.72          2.50
 Class C  04/30/97            2.40          2.77          2.40
          10/31/96     (1)    2.40          3.53          2.40
          09/30/96            2.40          2.62          2.40
          09/30/95            2.42          2.49          2.40
          09/30/94     (8)    2.40          8.59             -
Income Plus
 Class A  04/30/97              1.27%          -  %         1.27%
          10/31/96     (1)    1.33              -         1.32
          09/30/96            1.33              -         1.31
          09/30/95            1.29              -         1.26
          09/30/94            1.33              -            -
          09/30/93            1.33              -            -
 Class B  04/30/97            1.92              -         1.92
          10/31/96     (1)    1.98              -         1.97
          09/30/96            1.98              -         1.96
 Class C  04/30/97            1.82              -         1.82
          10/31/96     (1)    1.88              -         1.87
          09/30/96            1.88              -         1.86
          09/30/95            1.84              -         1.81
          09/30/94            3.52              -            -
Tax-Exempt
 Class A  04/30/97            1.00          1.49          1.00
          10/31/96     (1)    1.00          1.89          1.00
          09/30/96            1.00          1.46          1.00
          09/30/95            1.02          1.35          1.00
          09/30/94            1.00          1.30             -
          09/30/93            1.00          1.43             -
 Class B  04/30/97            1.65          2.14          1.65
          10/31/96     (1)    1.65          2.54          1.65
          09/30/96            1.65          2.11          1.65
 Class C  04/30/97            1.25          1.74          1.25
          10/31/96     (1)    1.25          2.14          1.25
          09/30/96            1.25          1.71          1.25
          09/30/95            1.27          1.60          1.25
          09/30/94            1.25         20.88             -



                          Net Investment
           Year or        Income (Loss)   Portfolio       Average
            Period         to Average      Turnover    Commission
             Ended        Net Assets (11) Rate (12)     Rate (13)

Aggressive Growth
 Class A  04/30/97            (0.53)         57.50%     $ 0.0720
          10/31/96     (1)  (1.06)          9.40          0.0662
          09/30/96     (2)  (1.15)        127.49          0.0715
          09/30/95     (3)  (2.39)         88.28             -
 Class B  04/30/97          (0.85)         57.50          0.0720
          10/31/96     (1)  (1.71)          9.40          0.0662
          09/30/96     (2)  (1.80)        127.49          0.0715
 Class C  04/30/97          (0.81)         57.50          0.0720
          10/31/96     (1)  (1.62)          9.40          0.0662
          09/30/96     (2)  (1.70)        127.49          0.0715
          09/30/95     (3)  (2.94)         88.28             -
International Equity
 Class A  04/30/97     (4)   1.14           5.35          0.0355
 Class B  04/30/97     (4)   0.48           5.35          0.0355
 Class C  04/30/97     (4)   0.59           5.35          0.0355
Capital Appreciation
 Class A  04/30/97          (0.67)         51.55          0.0461
          10/31/96     (1)  (1.41)         10.11          0.0340
          09/30/96     (5)  (0.35)        160.72          0.0369
          09/30/95     (3)   0.75         262.97             -
 Class B  04/30/97          (0.99)         51.55          0.0461
          10/31/96     (1)  (2.06)         10.11          0.0340
          09/30/96          (1.00)        160.72          0.0369
 Class C  04/30/97          (0.94)         51.55          0.0461
          10/31/96     (1)  (1.96)         10.11          0.0340
          09/30/96     (5)  (0.90)        160.72          0.0369
          09/30/95     (3)   0.20         262.97             -
Global
 Class A  04/30/97          (0.35)         36.33          0.0469
          10/31/96     (1)  (1.15)          2.59          0.0520
          09/30/96          (0.67)         97.94          0.0489
          09/30/95          (0.43)        161.48             -
          09/30/94          (0.55)        148.01             -
          09/30/93          (0.87)        116.98             -
 Class B  04/30/97          (0.67)         36.33          0.0469
          10/31/96     (1)  (1.80)          2.59          0.0520
          09/30/96          (1.32)         97.94          0.0489
 Class C  04/30/97          (0.62)         36.33          0.0469
          10/31/96     (1)  (1.70)          2.59          0.0520
          09/30/96          (1.22)         97.94          0.0489
          09/30/95          (0.98)        161.48             -
          09/30/94          (2.46)        148.01             -
Growth
 Class A  04/30/97             0.07 %        46.57%     $ 0.0418
          10/31/96     (1)  (0.13)          9.40          0.0360
          09/30/96          (0.22)         57.80          0.0385
          09/30/95          (0.26)        123.26             -
          09/30/94   (2,8)   0.04          63.73             -
          09/30/93           0.29          97.40             -
 Class B  04/30/97          (0.25)         46.57          0.0418
          10/31/96     (1)  (0.78)          9.40          0.0360
          09/30/96          (0.86)         57.80          0.0385
 Class C  04/30/97          (0.20)         46.57          0.0418
          10/31/96     (1)  (0.68)          9.40          0.0360
          09/30/96          (0.77)         57.80          0.0385
          09/30/95          (0.81)        123.26             -
          09/30/94          (1.68)         63.73             -
 Class T  04/30/97          (0.64)         46.57          0.0418
          10/31/96     (1)  (0.20)          9.40          0.0360
          09/30/96     (6)   0.36          57.80          0.0385
C.A.S.E.
 Class A  04/30/97           (0.07)        67.81          0.0602
          10/31/96     (1)   0.27          20.69          0.0603
          09/30/96     (7)  10.00         654.49          0.0396
 Class B  04/30/97           (0.40)        67.81          0.0602
          10/31/96     (1)   0.38          20.69          0.0603
          09/30/96     (7)   9.35         654.49          0.0396
 Class C  04/30/97           (0.35)        67.81          0.0602
          10/31/96     (1)   0.28          20.69          0.0603
          09/30/96     (7)   9.45         654.49          0.0396
Value Equity
 Class A  04/30/97     (4)   0.20           0.98          0.0688
 Class B  04/30/97     (4)   0.05           0.98          0.0688
 Class C  04/30/97     (4)   0.07           0.98          0.0688
Strategic Total Return
 Class A  04/30/97         0.65            27.86          0.0593
          10/31/96     (1)  1.47            5.50          0.0591
          09/30/96         1.67            40.58          0.0622
          09/30/95     (3) 0.85            34.67             -
 Class B  04/30/97         0.33            27.86          0.0593
          10/31/96     (1) 0.82             5.50          0.0591
          09/30/96         1.02            40.58          0.0622
 Class C  04/30/97         0.38            27.86          0.0593
          10/31/96     (1) 0.92             5.50          0.0591
          09/30/96         1.12            40.58          0.0622
          09/30/95     (3) 0.30            34.67             -
Tactical Asset Allocation
 Class A  04/30/97             0.79 %        41.49%     $ 0.0830
          10/31/96     (1)   1.26           2.38          0.0800
          09/30/96           0.72          56.22          0.0828
 Class B  04/30/97           0.46          41.79          0.0830
          10/31/96     (1)   0.61           2.38          0.0800
          09/30/96           0.07          56.22          0.0828
 Class C  04/30/97           0.51          41.49          0.0830
          10/31/96     (1)   0.71           2.38          0.0800
          09/30/96           0.17          56.22          0.0828
Balanced
 Class A  04/30/97           0.84          56.19          0.0466
          10/31/96     (1)   1.84           9.08          0.0408
          09/30/96           1.87         175.78          0.0443
          09/30/95     (3)   0.56          82.48             -
 Class B  04/30/97           0.52          56.19          0.0466
          10/31/96     (1)   1.18           9.08          0.0408
          09/30/96           1.22         175.78          0.0443
 Class C  04/30/97           0.57          56.19          0.0466
          10/31/96     (1)   1.28           9.08          0.0408
          09/30/96           1.32         175.78          0.0443
          09/30/95     (3)   0.01          82.48             -
Flexible Income (4)
 Class A  04/30/97           3.20          74.69             -
          10/31/96     (1)   6.15          16.16             -
          09/30/96           6.46         135.38             -
          09/30/95           7.03         149.58             -
          09/30/94     (8)   6.57         105.40             -
          09/30/93           7.76         138.86             -
 Class B  04/30/97           2.88          74.69             -
          10/31/96     (1)   5.50          16.16             -
          09/30/96           5.81         135.38             -
 Class C  04/30/97           2.93          74.69             -
          10/31/96     (1)   5.60          16.16             -
          09/30/96           5.91         135.38             -
          09/30/95           6.48         149.58             -
          09/30/94     (8)   6.03         105.40             -
Income Plus
 Class A  04/30/97             3.66 %        27.60%           -
          10/31/96     (1)   5.60           1.58             -
          09/30/96           6.89          65.96             -
          09/30/95           7.53          25.07             -
          09/30/94           7.35          48.12             -
          09/30/93           7.73          54.51             -
 Class B  04/30/97           3.34          27.60             -
          10/31/96     (1)   4.95           1.58             -
          09/30/96           6.24          65.96             -
 Class C  04/30/97           3.39          27.60             -
          10/31/96     (1)   5.05           1.58             -
          09/30/96           6.34          65.96             -
          09/30/95           6.98          25.07             -
          09/30/94           5.16          48.12             -
Tax-Exempt
 Class A  04/30/97           2.32          27.73             -
          10/31/96     (1)   4.60           3.79             -
          09/30/96           4.88          71.05             -
          09/30/95           4.83         126.48             -
          09/30/94           4.83          59.84             -
          09/30/93           4.83          91.03             -
 Class B  04/30/97           2.00          27.73             -
          10/31/96     (1)   3.94           3.79             -
          09/30/96           4.23          71.05             -
 Class C  04/30/97           2.19          27.73             -
          10/31/96     (1)   4.34           3.79             -
          09/30/96           4.63          71.05             -
          09/30/95           4.58         126.48             -
          09/30/94           4.58          59.84             -


Notes to Financial Highlights

(1)  For the one month ended October 31, 1996.
(2) Distributions from net realized capital gains include distributions in excess of current net realized capital gains.
(3)  From commencement of investment operations, December 2, 1994.
(4)  From commencement of operations, February 3, 1997.
(5) Dividends from net investment income include distributions in excess of current net investment income.
(6)  From commencement of operations, September 20, 1996.
(7)  From commencement of operations, February 1, 1996.
(8) On October 1, 1993, Flexible Income Class A initiated a 12b-1 plan of distribution. On October 1, 1993, Growth changed its distribution rate to 0.35% from 0.25%.
(9) Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase for Class A or Class T Shares.
       Periods of less than one year are not annualized.
(10)   Ratio of expenses to average net assets show:
         Including Credits (expenses less amounts waived/reimbursed by the investment adviser and reduced by affiliated brokerage and custoody earnings credits).
         Gross (total expenses not taking into account waived/reimbursed amounts by the investment adviser or affiliated brokerage and custody earnings credits).
         Excluding Credits (total expenses less amounts waived/reimbursed by the investment adviser).
(11)   Periods of less than one year are annualized.
(12) This rate is calculated by dividing the lesser of the Portfolio's respective long-term purchases or sales by the average value of its long-term investments during the period. Growth's acquisition of investment securities of IDEX Fund and IDEX Fund 3 has been eliminated from the September 30, 1996 portfolio turnover calculation. Periods of less than one year are not annualized.
(13) This rate is calculated by dividing total commissions paid on purchases and sales of securities during the period by total shares purchased or sold in those same transactions and is reported for periods ended September 30, 1996 and forward to the extent that commissionable trades constitute more than 10% of average net assets for the period.



The notes to the financial statements are an integral part of these statements. IDEX SERIES FUND
NOTES TO FINANCIAL STATEMENTS (unaudited)
April 30, 1997

NOTE 1.     Organization:

IDEX Series Fund ("IDEX Series") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Series is comprised of thirteen portfolios (each a "Portfolio" and collectively the "Portfolios"): IDEX Aggressive Growth Portfolio ("Aggressive Growth"), IDEX International Equity Portfolio ("International Equity"), IDEX Capital Appreciation Portfolio ("Capital Appreciation"), IDEX Global Portfolio ("Global"), IDEX Growth Portfolio ("Growth"), IDEX C.A.S.E. Portfolio ("C.A.S.E."), IDEX Value Equity Portfolio ("Value Equity"), IDEX Equity-Income Portfolio ("Equity-Income"), IDEX Tactical Asset Allocation Portfolio ("Tactical Asset Allocation"), IDEX Balanced Portfolio ("Balanced"), IDEX Flexible Income Portfolio ("Flexible Income"), IDEX Income Plus Portfolio ("Income Plus"), and IDEX Tax-Exempt Portfolio ("Tax-Exempt"). All Portfolios are diversified except Capital Appreciation. Effective February 1, 1997, Equity-Income changed its name to IDEX Strategic Total Return Portfolio ("Strategic Total Return"). Effective February 3, 1997, International Equity and Value Equity commenced investment operations.

Each Portfolio of IDEX Series in operation is authorized to offer investors a choice of three classes of shares (four classes of shares for Growth), each with a public offering price that reflects different sales charges, if any, and expense levels. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive rights with respect to its distribution plan or any other matters involving only that class. Income, non-class specific expenses, realized and unrealized gains and losses are allocated daily to each class of shares based on a simultaneous equation methodology. Dividends and other distributions are calculated in a similar manner and are paid at the same time for each class of shares.

On October 1, 1996, IDEX Series Fund changed its fiscal year end from September 30, 1996 to October 31, 1996.



NOTE 2.     Significant Accounting Policies:

The following is a summary of significant accounting policies followed consistently by the Portfolios in the preparation of their financial statements; the policies are in conformity with generally accepted accounting principles.

A.Security valuations: Investments of the Portfolios traded on a national securities exchange and the NASDAQ National Market System are stated at the last reported sales price on the day of valuation; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Long-term debt securities are valued by major independent providers of pricing services. Short-term debt securities are valued at amortized cost, which approximates market. Other securities for which quotations are not readily available are valued at fair value determined in such manner as the sub-advisers, under the supervision of the Board of Trustees, decide in good faith.

B.Security transactions and related investment income: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification basis and dividend income is recorded on the ex-dividend date for both financial and Federal tax reporting purposes; interest income is recorded on the accrual basis, including amortization of premium and discount. Original issue discount (as defined in the Internal Revenue Code) and market premium and discount are amortized for both financial and Federal tax reporting purposes over the remaining life of the related bonds.

C.Foreign currency translation: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Portfolios combine fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transactions are reported in the Statement of Operations for the current period. Foreign denominated assets and the use of forward contracts may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

D.Federal taxes: It is the policy of the Portfolios to distribute all income and realized net capital gains to shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. In addition, the Portfolios intend to pay distributions as required to avoid excise taxes. Accordingly, no provisions have been made for Federal taxes.




IDEX  SERIES FUND
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
April 30, 1997

NOTE 2.     Significant Accounting Policies (continued):

E.Distributions to shareholders: Dividends and distributions are recorded by the Portfolios on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. Accordingly, permanent book and tax basis differences relating to Portfolio earnings and shareholder distributions are reclassified as necessary among components of net assets. Additionally, certain amounts have been reclassified between undistributed net investment income and undistributed net realized gains to more appropriately conform financial accounting and tax characterizations of dividend distributions.

F.Estimates: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.



NOTE 3.     Investment Advisory and Other Payments To/From Affiliates:

A.Investment Advisory: Under each Portfolio's Management and Investment Advisory Agreement, the Portfolios pay management fees based upon average daily net assets to their respective investment advisers. The Portfolios will be reimbursed by their advisers to the extent that certain operating expenses exceed the stated annual limitation. The Portfolios have a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee based on daily net assets is paid to ISI for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Portfolios. The 12b-1 fee for all Portfolios is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. Each Portfolio pays the transfer agent an annual per-account charge of $15.55 for each of its shareholder accounts in existence, $2.71 for each new account opened and $1.62 for each closed account.

For the period ended April 30, 1997:

                           Annual Rates               Underwriter Commissions

                     Expense
                      Limit
                      (excl.
                      12b-1  Cls A   Cls B Cls C    Received   Retained Contngnt
                Mgmt  fees)  12b-1   12b-1 12b-1       by         by     Sales
              fee (1)  (2)    Fee     Fee   Fee       ISI        ISI    Charges
Aggressive
 Growth       1.00%  1.50%  0.35%  1.00%  0.90%       138,739  19,840   2,122
International
 Equity       1.00%  1.35%  0.35%  1.00%  0.90%       5,426       811    -
Capital
 Appreciation 1.00%  1.50%  0.35%  1.00%  0.90%     163,326    25,815    4,183
Global         1.00% -none-  0.35%  1.00%  0.90%  1,102,443   160,600     4,366
Growth        0.85%  1.50%  0.35%  1.00%  0.90%   1,391,779   213,109     7,803
C.A.S.E.      1.00%  1.50%  0.35%  1.00%  0.90%      31,784     4,963     1,525
Value Equity  1.00%  1.15%  0.35%  1.00%  0.90%      24,768     3,245    -
Strategic
 Total Return 1.00%  1.50%  0.35%  1.00%  0.90%     115,423    18,091     4,035
Tactical
 Asset
 Allocation   1.00%  1.50%  0.35%  1.00%   0.90%    107,735    17,709     2,642
Balanced      1.00%  1.50%  0.35%  1.00%   0.90%     74,815    11,942     2,488
Flexible Income0.90%  1.50%  0.35%  1.00%  0.90%     14,499     2,579      280
Income Plus   0.60%  1.25%  0.35%  1.00%   0.90%     51,234     8,960     1,158
Tax-Exempt    0.60%  0.65%  0.35%  1.00%  0.60%      15,394     2,665        -

(1)The rates for Aggressive Growth, International Equity, Capital Appreciation, Global, C.A.S.E., Value Equity, Tactical Asset Allocation, Strategic Total Return, Balanced, Income Plus and Tax-Exempt apply to the first $750 million in average net assets. The rate for Growth applies to the first $750 million in average net assets at 1.00%, the next $250 million at 0.90% and average net assets over $1 billion at 0.85%. The rate for Flexible Income applies to the first $100 million in average net assets.

(2) International Equity and Value Equity rates are in effect for the first nine months of operations, through October 31, 1997.

(3)Underwriter commissions relate only to front-end sales charges imposed for Class A and Class T shares and contingent deferred sales charges imposed on Class B share redemptions.





IDEX  SERIES FUND
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
April 30, 1997

NOTE 3.      Investment Advisory and Other payments To/From Affiliates
(continued):

B.Affiliates: Idex Management, Inc. ("IMI") is the investment adviser for Capital Appreciation, Global, Growth, Balanced and Flexible Income; InterSecurities, Inc. ("ISI") is the investment adviser for Aggressive Growth, International Equity, C.A.S.E., Value Equity, Tactical Asset Allocation, Strategic Total Return, Income Plus and Tax-Exempt. In addition, ISI is the Portfolios' underwriter. Idex Investor Services, Inc. ("IIS") is the Portfolios' transfer agent. IMI is owned equally by AUSA Holding Company ("AUS A") and Janus Capital Corporation ("JCC"). ISI and IIS are 100% owned by AUSA. AUSA is a wholly-owned subsidiary of AEGON NV, a Netherlands corporation.

The total affiliated brokerage commissions (transactions placed by the Sub-Adviser with an affiliate of the Sub-Adviser or the Investment Adviser) paid by Aggressive Growth were $20,144 for the six month period ended April 30, 1997.

C.Deferred Compensation Plan: Each eligible trustee of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for trustees of IDEX Series Fund (the Plan). Under the Plan, such trustees may elect to defer payment of a percentage of their total fees earned as a trustee of the Fund. These deferred amounts may be invested in any Portfolio of the IDEX Series. Invested plan amounts are included in other assets. The total liability for deferred compensation to trustees under the Plan at April 30, 1997, is included in other liabilities as follows:

Aggressive Growth                1,827   Strategic Total Return           1,255
International Equity                80   Tactical Asset Allocation        1,364
Capital Appreciation             1,403   Balanced                           804
Global                          12,919   Flexible Income                  1,106
Growth                          70,677   Income Plus                      4,387
C.A.S.E.                           284   Tax-Exempt                       1,576
Value Equity                       202   Total                           97,884



NOTE 4.     Investment Transactions:

The cost of securities purchased and proceeds from securities sold (excluding non-U.S. Government short-term securities) for the period ended April 30, 1997 were as follows:


                                Non-U.S.     Non-U.S.          U.S.        U.S.
                              Government   Government    Government  Government
                               Purchases        Sales     Purchases       Sales
Aggressive Growth             17,368,848   15,632,556           -         -
International Equity           1,415,419       60,848        -           -
Capital Appreciation          11,108,824   12,323,605        -           -
Global                       115,509,538   60,711,211       49,531      50,000
Growth                       457,876,838  580,359,186        -           -
C.A.S.E.                       3,821,739    2,454,733        -           -
Value Equity                   3,054,986       21,537        -           -
Strategic Total Return         9,208,225    4,816,202        -           -
Tactical Asset Allocation      6,345,313    3,912,379    3,973,906   3,157,609
Balanced                       6,512,007    5,108,531    1,907,133   1,145,358
Flexible Income               10,358,335   13,864,484    2,025,625       -
Income Plus                   20,330,866   17,716,455        -           -
Tax-Exempt                     6,480,410    8,634,808        -           -








IDEX SERIES FUND
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
April 30, 1997

NOTE 5.     Futures, Forward Currency Contracts And Other Derivative
Transactions:

When a Portfolio enters into a stock index or U.S. Treasury securities futures contract, the Portfolio is required to pledge to the broker an amount of U.S. Government securities, equal to a portion of the contract's value, as "initial margin" on the contract. Subsequently, the Portfolio receives or makes delivery of cash equal to a specific dollar amount times the difference between the stock index value (or for Treasury securities futures, the per contract value) at the close of the valuation day and the contract's opening strike price. These payments, called "variation margin", are recorded by the Portfolio as unrealized gains or losses. To the extent variation margin is unsettled and is due to or owed by the Portfolio on open futures contracts, a receivable or payable will exist and is included in other assets and/or other liabilities in the Statement of Assets and Liabilities and indicated in the Schedule of Investments. When a futures contract expires or is closed, the Portfolio may realize a gain or loss. Realized net gains/(losses) on futures contracts for the six months ended April 30, 1997 were ($14,934) and $6,439 for Global and Flexible Income, respectively.

Forward foreign currency contracts are contracts for delayed delivery of financial interests in which the seller agrees to make delivery at a specified future date of a specified financial instrument, at a specified price or yield. Risks arise from changes in the market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

Forward foreign currency contracts are valued at the forward rate, and are marked to market daily. The change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



NOTE 6.     Information for Federal Income Tax Purposes:


At April 30, 1997:
                              Cost of   Unrealized     Unrealized          Net
                           Securities appreciation   depreciation   unrealized
                                                of             of appreciation
                                       investments    investments
Aggressive Growth          26,122,675    4,055,590      (754,390)    3,301,200
International Equity        1,528,539       52,131       (35,782)       16,349
Capital Appreciation       20,123,655    1,993,163      (782,681)    1,210,482
Global                    184,802,306   32,600,482    (4,055,283)   28,545,199
Growth                    874,835,368  277,034,858    (6,077,808)  270,957,050
C.A.S.E.                    4,150,523      398,767      (176,408)     222,359
Value Equity                3,914,041      111,233      (74,224)       37,009
Strategic Total Return     18,602,849    2,411,150      (309,716)    2,101,434
Tactical Asset Allocation  20,707,873    1,737,196      (539,784)    1,197,412
Balanced                   11,851,123    1,028,704      (207,914)      820,790
Flexible Income            16,546,166      312,063      (205,546)      106,517
Income Plus                64,981,412    2,171,413      (830,134)    1,341,279
Tax-Exempt                 23,767,685      296,898      (210,080)       86,818


Realized net capital gains available to distribute were paid to shareholders in December, 1996. Capital loss carryforwards utilized by Flexible Income during the fiscal year ended October 31, 1996 were $56,485. Capital loss carryforwards for Aggressive Growth, Capital Appreciation and Tax-Exempt aggregated $2,547,037, $68,919 and $766, respectively, and are available through October 31, 2004. Capital loss carryforwards for Flexible Income aggregated $2,740,919 and are available to offset future realized net capital gains through October 31, 1997; of this amount, $480,919 is available through October 31, 1998 and $188,609 is available through October 31, 2002. Flexible Income and C.A.S.E. will make net capital gain distributions in future years to the extent that net capital gains are realized in excess of available loss carryforwards.




IDEX Series Fund

TRUSTEES
Peter R. Brown
Largo, Florida
Chairman of the Board,
Peter Brown Construction Company

Daniel Calabria
South Pasadena, Florida
Retired; former President/CEO,
Templeton Funds Management, Inc.

James L. Churchill
Hilton Head, South Carolina
Retired; former President of the Avionics
Group of Rockwell International Corporation

Charles C. Harris
Belleair, Florida
Retired; former Senior Vice President,
  Western Reserve Life Assurance Co. of Ohio

G. John Hurley
Largo, Florida
President and Chief Executive Officer
of the Fund;
President and Chief Executive Officer
 of InterSecurities, Inc.

John R. Kenney
Largo, Florida
Chairman of the Board of the Fund;
Chairman of the Board of InterSecurities, Inc.

Julian Lerner
Dallas, Texas
Advisor to the Board of Associated
  Financial Group;
former Investment Consultant and Senior Vice
  President, AIM Capital Management

William W. Short, Jr.
Largo, Florida
President, Shorts, Inc.
Chairman, Southern Apparel Corporation
and S.A.C. Distributors

Jack E. Zimmerman
Dayton, Ohio
Retired; former Director, Regional Marketing,
Martin Marietta Corporation


CORPORATE ADDRESS
201 Highland Avenue
Largo Florida, 33770-2597

OFFICERS
John R. Kenney
Chairman of the Board

G. John Hurley
President and Chief Executive Officer

Ronald L. Hall
Senior Vice President - Sales & Marketing

Thomas R. Moriarty
Senior Vice President and Treasurer

Becky A. Ferrell
Vice President, Counsel and Secretary

William H. Geiger
Vice President and Assistant Secretary

Christopher G. Roetzer
Vice President and Assistant Treasurer

SEND YOUR CORRESPONDENCE TO:
Idex Investor Services, Inc.
P.O. Box 9015
Clearwater, Florida  34618-9015

CUSTOMER SERVICE
(800) 851-9777
Hours: 8 a.m. to 7 p.m. Monday - Thursday,
           8 a.m. to 6 p.m. Friday  Eastern time

IDEX ASSIST LINE
(800) 421-IDEX (4339)
24-hour automated account information

INVESTMENT ADVISERS

Idex Management, Inc.
201 Highland Avenue
Largo, Florida  33770-2597

InterSecurities, Inc.
201 Highland Avenue
Largo, Florida  33770-2597

SUB-ADVISERS

AEGON USA
Investment Management, Inc.
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa  52499

C.A.S.E. Management, Inc.
2255 Glades Road, Suite 221-A
Boca Raton, Florida 33431

Dean Investment Associates
2480 Kettering Tower
Dayton, Ohio  45423

Fred Alger Management Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

GE Investment Management    Incorporated
3003 Summer Street
Stanford, Connecticut 06905

Janus Capital Corporation
100 Fillmore Street, Suite 300
Denver, Colorado 80206

Luther King Capital
Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, Texas 76102

NWQ Investment Management
Company, Inc.
655 South Hope Street, 11th Floor
Los Angeles, California 90017

Scottish Equitable Investment
Management Limited
Edinburgh Park,
Edinburgh EH12 9SE, Scotland

PRINCIPAL UNDERWRITER

InterSecurities, Inc.
201 Highland Avenue
Largo, Florida 33770-2597

CUSTODIAN

Investors Fiduciary Trust Company
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1055 Broadway
Kansas City, Missouri  64105

If you receive duplicate mailings because you have more than one account in the same Portfolio or in the IDEX Series Fund, at the same household, you may wish to save your Fund money by consolidating your accounts by address. Please call IDEX Customer Service at (800) 851-9777.